UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-24019
Victory Portfolios IV
(Exact name of registrant as specified in charter)

15935 La Cantera Parkway, San Antonio, Texas 78256
(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Victory Capital Management Inc.
60 State Street, Boston, MA 02109
(Name and address of agent for service)
Registrant's telephone number, including area code:
(617) 742-7825
Date of fiscal year end:
October 31
Date of reporting period:
October 31, 2025
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Victory Pioneer CAT Bond Fund
Class A / ACBAX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer CAT Bond Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$182	1.71%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 12.53%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Total Return Index, returned 6.16%. The Fund’s performance benchmark, the ICE BofA 3-Month US Treasury Bill Total Return Index, returned 4.34% during the period.
  The continued elevated pricing trends associated with underwriting catastrophe risk, along with increased loss retention levels by insurance companies, helped drive the Fund’s positive absolute performance during the period, but there were only a few catastrophic events to which the Fund had exposure over the course of the reporting period.
  In January 2025, two separate wildfires impacted the re/insurance industry, the catastrophe bond marketplace and the Fund to varying degrees. The Palisades, California fire resulted in 973 structures damaged and 6,837 structures destroyed. Verisk Analytics, Inc. an American multinational data analytics and risk assessment firm, estimated insured losses for this event are between $20 billion to $25 billion. The Eaton, California fire resulted in 1,074 structures damaged and 9,414 structures destroyed. Verisk estimated insured losses for this event are between $8 billion and $10 billion. For the catastrophe bond marketplace, losses were concentrated on aggregate bonds, which Victory Capital and the Fund had close-to-no exposure. Additionally, the Fund’s risk selection process for Victory Capital and the Fund also avoided most transactions with disproportional secondary perils (including wildfire). Therefore, although these California wildfires led to losses within the re/insurance industry, the impact to the Fund was minimal.
  Hurricane Melissa made landfall in Jamaica on Tuesday, October 28 as a Category 5 event. Of the approximately 370 bonds in the Swiss Re Global Cat Bond Index, there was one bond that was impacted. The loss amount for this bond was driven by the location/path of the hurricane and the center barometric pressure measurement. The total par value bond is $150 million of protection, and the Fund held $3 million or around a 20-basis point exposure. The total loss to the Fund represented approximately a 1 penny loss to the NAV of the Fund.
  As of October 31, 2025, the North Atlantic hurricane season resulted in 13 named storms, 5 hurricanes of which 4 were considered major hurricanes. These events did not make direct landfall in the U.S. For those making United States landfall, most of the insured losses were retained by insurance companies with de minimis impact on the reinsurance industry. As a result, the Fund's catastrophe bond investments generally were mostly unaffected by the North Atlantic hurricane season.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the Bloomberg US Aggregate Bond Total Return Index and the ICE BofA 3-Month US Treasury Bill Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class A (with sales charge)	10.00%	12.80%
Class A (without sales charge)	12.53%	13.74%
Bloomberg US Aggregate Bond Total Return Index	6.16%	3.78%
ICE BofA 3-Month US Treasury Bill Total Return Index	4.34%	4.89%
*
Performance of Class A shares of the Fund shown in the graph above is from the inception of Class A shares on 1/27/23 through 10/31/25. Index information shown in the graph above is from 1/31/23 through 10/31/25.

Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$1,572,547,431%
Total number of portfolio holdings	247^^
Total advisory fee paid	$11,281,580
Portfolio turnover rate	11%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DIVERSIFICATION BY RISK
(as of October 31, 2025)*
Event Linked Bonds	83.6
Collateralized Reinsurance	16.4
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective May 2, 2025, Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with Victory Pioneer CAT Bond Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class A shares of the Predecessor Fund received Class A shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
ACBAX-AR-1225
Victory Capital Management

Victory Pioneer CAT Bond Fund
Class R6 / ACBKX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer CAT Bond Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$137	1.29%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 12.80%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Total Return Index, returned 6.16%. The Fund’s performance benchmark, the ICE BofA 3-Month US Treasury Bill Total Return Index, returned 4.34% during the period.
  The continued elevated pricing trends associated with underwriting catastrophe risk, along with increased loss retention levels by insurance companies, helped drive the Fund’s positive absolute performance during the period, but there were only a few catastrophic events to which the Fund had exposure over the course of the reporting period.
  In January 2025, two separate wildfires impacted the re/insurance industry, the catastrophe bond marketplace and the Fund to varying degrees. The Palisades, California fire resulted in 973 structures damaged and 6,837 structures destroyed. Verisk Analytics, Inc. an American multinational data analytics and risk assessment firm, estimated insured losses for this event are between $20 billion to $25 billion. The Eaton, California fire resulted in 1,074 structures damaged and 9,414 structures destroyed. Verisk estimated insured losses for this event are between $8 billion and $10 billion. For the catastrophe bond marketplace, losses were concentrated on aggregate bonds, which Victory Capital and the Fund had close-to-no exposure. Additionally, the Fund’s risk selection process for Victory Capital and the Fund also avoided most transactions with disproportional secondary perils (including wildfire). Therefore, although these California wildfires led to losses within the re/insurance industry, the impact to the Fund was minimal.
  Hurricane Melissa made landfall in Jamaica on Tuesday, October 28 as a Category 5 event. Of the approximately 370 bonds in the Swiss Re Global Cat Bond Index, there was one bond that was impacted. The loss amount for this bond was driven by the location/path of the hurricane and the center barometric pressure measurement. The total par value bond is $150 million of protection, and the Fund held $3 million or around a 20-basis point exposure. The total loss to the Fund represented approximately a 1 penny loss to the NAV of the Fund.
  As of October 31, 2025, the North Atlantic hurricane season resulted in 13 named storms, 5 hurricanes of which 4 were considered major hurricanes. These events did not make direct landfall in the U.S. For those making United States landfall, most of the insured losses were retained by insurance companies with de minimis impact on the reinsurance industry. As a result, the Fund's catastrophe bond investments generally were mostly unaffected by the North Atlantic hurricane season.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class R6 shares of the Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Total Return Index and the ICE BofA 3-Month US Treasury Bill Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class R6	12.80%	14.11%
Bloomberg US Aggregate Bond Total Return Index	6.16%	3.78%
ICE BofA 3-Month US Treasury Bill Total Return Index	4.34%	4.89%
*
Performance of Class R6 shares of the Fund shown in the graph above is from the inception of Class R6 shares on 1/27/23 through 10/31/25. Index information shown in the graph above is from 1/31/23 through 10/31/25.

Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$1,572,547,431%
Total number of portfolio holdings	247^^
Total advisory fee paid	$11,281,580
Portfolio turnover rate	11%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DIVERSIFICATION BY RISK
(as of October 31, 2025)*
Event Linked Bonds	83.6
Collateralized Reinsurance	16.4
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective May 2, 2025, Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with Victory Pioneer CAT Bond Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class K shares of the Predecessor Fund received Class R6 shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
ACBKX-AR-1225
Victory Capital Management

Victory Pioneer CAT Bond Fund
Class Y / CBYYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer CAT Bond Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$151	1.42%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class Y shares at NAV returned 12.82%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Total Return Index, returned 6.16%. The Fund’s performance benchmark, the ICE BofA 3-Month US Treasury Bill Total Return Index, returned 4.34% during the period.
  The continued elevated pricing trends associated with underwriting catastrophe risk, along with increased loss retention levels by insurance companies, helped drive the Fund’s positive absolute performance during the period, but there were only a few catastrophic events to which the Fund had exposure over the course of the reporting period.
  In January 2025, two separate wildfires impacted the re/insurance industry, the catastrophe bond marketplace and the Fund to varying degrees. The Palisades, California fire resulted in 973 structures damaged and 6,837 structures destroyed. Verisk Analytics, Inc. an American multinational data analytics and risk assessment firm, estimated insured losses for this event are between $20 billion to $25 billion. The Eaton, California fire resulted in 1,074 structures damaged and 9,414 structures destroyed. Verisk estimated insured losses for this event are between $8 billion and $10 billion. For the catastrophe bond marketplace, losses were concentrated on aggregate bonds, which Victory Capital and the Fund had close-to-no exposure. Additionally, the Fund’s risk selection process for Victory Capital and the Fund also avoided most transactions with disproportional secondary perils (including wildfire). Therefore, although these California wildfires led to losses within the re/insurance industry, the impact to the Fund was minimal.
  Hurricane Melissa made landfall in Jamaica on Tuesday, October 28 as a Category 5 event. Of the approximately 370 bonds in the Swiss Re Global Cat Bond Index, there was one bond that was impacted. The loss amount for this bond was driven by the location/path of the hurricane and the center barometric pressure measurement. The total par value bond is $150 million of protection, and the Fund held $3 million or around a 20-basis point exposure. The total loss to the Fund represented approximately a 1 penny loss to the NAV of the Fund.
  As of October 31, 2025, the North Atlantic hurricane season resulted in 13 named storms, 5 hurricanes of which 4 were considered major hurricanes. These events did not make direct landfall in the U.S. For those making United States landfall, most of the insured losses were retained by insurance companies with de minimis impact on the reinsurance industry. As a result, the Fund's catastrophe bond investments generally were mostly unaffected by the North Atlantic hurricane season.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the Bloomberg US Aggregate Bond Total Return Index and the ICE BofA 3-Month US Treasury Bill Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	Since Inception*
Class Y	12.82%	14.02%
Bloomberg US Aggregate Bond Total Return Index	6.16%	3.78%
ICE BofA 3-Month US Treasury Bill Total Return Index	4.34%	4.89%
*
Performance of Class Y shares of the Fund shown in the graph above is from the inception of Class Y shares on 1/27/23 through 10/31/25. Index information shown in the graph above is from 1/31/23 through 10/31/25.

Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$1,572,547,431%
Total number of portfolio holdings	247^^
Total advisory fee paid	$11,281,580
Portfolio turnover rate	11%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DIVERSIFICATION BY RISK
(as of October 31, 2025)*
Event Linked Bonds	83.6
Collateralized Reinsurance	16.4
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective May 2, 2025, Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with Victory Pioneer CAT Bond Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class Y shares of the Predecessor Fund received Class Y shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
CBYYX-AR-1225
Victory Capital Management

Victory Pioneer Equity Income Fund
Class A / PEQIX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Equity Income Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$102	0.99%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 6.72%. For the same period, the Fund’s broad-based benchmark, the Standard & Poor’s 500 Total Return Index, returned 21.45%. The Fund’s performance benchmark, the Russell 1000 Value Total Return Index, returned 11.15% over the period.
  The Fund’s security selection in both the consumer staples and communication services sectors were the largest detractors from performance relative to the Fund’s Benchmark Relative Performance during the period.
  However, sector allocation decisions were positive contributors to relative performance, namely due the underweight allocations to the real estate and health care sectors.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the S&P 500 Total Return Index and the Russell 1000 Value Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (with sales charge)	0.60%	9.80%	7.95%
Class A (without sales charge)	6.72%	11.10%	8.59%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Russell 1000 Value Total Return Index	11.15%	14.28%	9.97%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$829,974,192%
Total number of portfolio holdings	55^^
Total advisory fee paid	$5,432,303
Portfolio turnover rate	49%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	27.8%
Industrials	13.9%
Health Care	11.1%
Information Technology	9.4%
Consumer Discretionary	8.6%
Energy	8.6%
Consumer Staples	7.4%
Communication Services	6.5%
Utilities	3.2%
Basic Materials	2.6%
Real Estate	0.8%
Materials	0.1%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective April 1, 2025, Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Income Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on March 27, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class A shares of the Predecessor Fund received Class A shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PEQIX-AR-1225
Victory Capital Management

Victory Pioneer Equity Income Fund
Class C / PCEQX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Equity Income Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$181	1.76%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 5.91%. For the same period, the Fund’s broad-based benchmark, the Standard & Poor’s 500 Total Return Index, returned 21.45%. The Fund’s performance benchmark, the Russell 1000 Value Total Return Index, returned 11.15% over the period.
  The Fund’s security selection in both the consumer staples and communication services sectors were the largest detractors from performance relative to the Fund’s Benchmark Relative Performance during the period.
  However, sector allocation decisions were positive contributors to relative performance, namely due the underweight allocations to the real estate and health care sectors.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Russell 1000 Value Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C (with contingent deferred sales charge)	5.15%	10.28%	7.80%
Class C (without contingent deferred sales charge)	5.91%	10.28%	7.80%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Russell 1000 Value Total Return Index	11.15%	14.28%	9.97%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$829,974,192%
Total number of portfolio holdings	55^^
Total advisory fee paid	$5,432,303
Portfolio turnover rate	49%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	27.8%
Industrials	13.9%
Health Care	11.1%
Information Technology	9.4%
Consumer Discretionary	8.6%
Energy	8.6%
Consumer Staples	7.4%
Communication Services	6.5%
Utilities	3.2%
Basic Materials	2.6%
Real Estate	0.8%
Materials	0.1%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective April 1, 2025, Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Income Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on March 27, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class C shares of the Predecessor Fund received Class C shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PCEQX-AR-1225
Victory Capital Management

Victory Pioneer Equity Income Fund
Class R6 / PEQKX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Equity Income Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$70	0.68%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 7.04%. For the same period, the Fund’s broad-based benchmark, the Standard & Poor’s 500 Total Return Index, returned 21.45%. The Fund’s performance benchmark, the Russell 1000 Value Total Return Index, returned 11.15% over the period.
  The Fund’s security selection in both the consumer staples and communication services sectors were the largest detractors from performance relative to the Fund’s Benchmark Relative Performance during the period.
  However, sector allocation decisions were positive contributors to relative performance, namely due the underweight allocations to the real estate and health care sectors.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class R6 shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Russell 1000 Value Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class R6	7.04%	11.47%	8.97%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Russell 1000 Value Total Return Index	11.15%	14.28%	9.97%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$829,974,192%
Total number of portfolio holdings	55^^
Total advisory fee paid	$5,432,303
Portfolio turnover rate	49%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	27.8%
Industrials	13.9%
Health Care	11.1%
Information Technology	9.4%
Consumer Discretionary	8.6%
Energy	8.6%
Consumer Staples	7.4%
Communication Services	6.5%
Utilities	3.2%
Basic Materials	2.6%
Real Estate	0.8%
Materials	0.1%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective April 1, 2025, Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Income Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on March 27, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class K shares of the Predecessor Fund received Class R6 shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PEQKX-AR-1225
Victory Capital Management

Victory Pioneer Equity Income Fund
Class R / PQIRX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Equity Income Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$145	1.41%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class R shares at NAV returned 6.31%. For the same period, the Fund’s broad-based benchmark, the Standard & Poor’s 500 Total Return Index, returned 21.45%. The Fund’s performance benchmark, the Russell 1000 Value Total Return Index, returned 11.15% over the period.
  The Fund’s security selection in both the consumer staples and communication services sectors were the largest detractors from performance relative to the Fund’s Benchmark Relative Performance during the period.
  However, sector allocation decisions were positive contributors to relative performance, namely due the underweight allocations to the real estate and health care sectors.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class R shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Russell 1000 Value Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class R	6.31%	10.66%	8.18%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Russell 1000 Value Total Return Index	11.15%	14.28%	9.97%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$829,974,192%
Total number of portfolio holdings	55^^
Total advisory fee paid	$5,432,303
Portfolio turnover rate	49%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	27.8%
Industrials	13.9%
Health Care	11.1%
Information Technology	9.4%
Consumer Discretionary	8.6%
Energy	8.6%
Consumer Staples	7.4%
Communication Services	6.5%
Utilities	3.2%
Basic Materials	2.6%
Real Estate	0.8%
Materials	0.1%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective April 1, 2025, Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Income Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on March 27, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class R shares of the Predecessor Fund received Class R shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PQIRX-AR-1225
Victory Capital Management

Victory Pioneer Equity Income Fund
Class Y / PYEQX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Equity Income Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$83	0.80%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class Y shares at NAV returned 6.90%. For the same period, the Fund’s broad-based benchmark, the Standard & Poor’s 500 Total Return Index, returned 21.45%. The Fund’s performance benchmark, the Russell 1000 Value Total Return Index, returned 11.15% over the period.
  The Fund’s security selection in both the consumer staples and communication services sectors were the largest detractors from performance relative to the Fund’s Benchmark Relative Performance during the period.
  However, sector allocation decisions were positive contributors to relative performance, namely due the underweight allocations to the real estate and health care sectors.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Russell 1000 Value Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	6.90%	11.34%	8.85%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Russell 1000 Value Total Return Index	11.15%	14.28%	9.97%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$829,974,192%
Total number of portfolio holdings	55^^
Total advisory fee paid	$5,432,303
Portfolio turnover rate	49%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	27.8%
Industrials	13.9%
Health Care	11.1%
Information Technology	9.4%
Consumer Discretionary	8.6%
Energy	8.6%
Consumer Staples	7.4%
Communication Services	6.5%
Utilities	3.2%
Basic Materials	2.6%
Real Estate	0.8%
Materials	0.1%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective April 1, 2025, Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Income Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on March 27, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class Y shares of the Predecessor Fund received Class Y shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PYEQX-AR-1225
Victory Capital Management

Victory Pioneer Equity Premium Income Fund
Class A / PMARX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Equity Premium Income Fund (the “Fund”) (successor to Pioneer Equity Premium Income Fund) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$129	1.20%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 14.56%. For the same period, the Fund’s benchmark, the S&P 500 Total Return Index returned 21.45%.
  For the period, equity holdings were the primary performance driver, security selection within the financials sector was the largest contributor to benchmark relative performance.
  Although the Fund’s Equity Linked Notes holdings had strong positive returns, with strong equity market returns, these holdings lagged broad equity market returns and were the largest detractor to benchmark relative performance as the notes typically are structured with a 10% cap on equity market upside return participation.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury TIPS 1-10 Year Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (with sales charge)	11.98%	7.49%	5.41%
Class A (without sales charge)	14.56%	7.99%	5.65%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$146,642,845%
Total number of portfolio holdings	143^^
Total advisory fee paid	$813,008
Portfolio turnover rate	65%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	35.5%
Technology	11.9%
Industrials	9.7%
Information Technology	6.2%
Consumer, Cyclical	6.1%
Utilities	6.1%
Real Estate	5.3%
Consumer Staples	5.0%
Energy	4.8%
Basic Materials	3.1%
Consumer Discretionary	2.9%
Health Care	1.7%
Communication Services	1.7%
Over The Counter (OTC) Currency Put Option Purchased†	0.0%
Foreign Government	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Effective May 2, 2025, Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Premium Income Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class A and Class R shares of the Predecessor Fund received Class A shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.

Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PMARX-AR-1225
Victory Capital Management

Victory Pioneer Equity Premium Income Fund
Class C / PRRCX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Equity Premium Income Fund (the “Fund”) (successor to Pioneer Equity Premium Income Fund) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$211	1.98%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 13.59%. For the same period, the Fund’s benchmark, the S&P 500 Total Return Index returned 21.45%.
  For the period, equity holdings were the primary performance driver, security selection within the financials sector was the largest contributor to benchmark relative performance.
  Although the Fund’s Equity Linked Notes holdings had strong positive returns, with strong equity market returns, these holdings lagged broad equity market returns and were the largest detractor to benchmark relative performance as the notes typically are structured with a 10% cap on equity market upside return participation.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury TIPS 1-10 Year Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C (with contingent deferred sales charge)	12.59%	7.13%	4.83%
Class C (without contingent deferred sales charge)	13.59%	7.13%	4.83%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$146,642,845%
Total number of portfolio holdings	143^^
Total advisory fee paid	$813,008
Portfolio turnover rate	65%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	35.5%
Technology	11.9%
Industrials	9.7%
Information Technology	6.2%
Consumer, Cyclical	6.1%
Utilities	6.1%
Real Estate	5.3%
Consumer Staples	5.0%
Energy	4.8%
Basic Materials	3.1%
Consumer Discretionary	2.9%
Health Care	1.7%
Communication Services	1.7%
Over The Counter (OTC) Currency Put Option Purchased†	0.0%
Foreign Government	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Effective May 2, 2025, Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Premium Income Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class C shares of the Predecessor Fund received Class C shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.

Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PRRCX-AR-1225
Victory Capital Management

Victory Pioneer Equity Premium Income Fund
Class R6 / FLEKX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Equity Premium Income Fund (the “Fund”) (successor to Pioneer Equity Premium Income Fund) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$97	0.90%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 14.82%. For the same period, the Fund’s benchmark, the S&P 500 Total Return Index returned 21.45%.
  For the period, equity holdings were the primary performance driver, security selection within the financials sector was the largest contributor to benchmark relative performance.
  Although the Fund’s Equity Linked Notes holdings had strong positive returns, with strong equity market returns, these holdings lagged broad equity market returns and were the largest detractor to benchmark relative performance as the notes typically are structured with a 10% cap on equity market upside return participation.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class R6 shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury TIPS 1-10 Year Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class R6	14.82%	8.30%	5.88%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$146,642,845%
Total number of portfolio holdings	143^^
Total advisory fee paid	$813,008
Portfolio turnover rate	65%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	35.5%
Technology	11.9%
Industrials	9.7%
Information Technology	6.2%
Consumer, Cyclical	6.1%
Utilities	6.1%
Real Estate	5.3%
Consumer Staples	5.0%
Energy	4.8%
Basic Materials	3.1%
Consumer Discretionary	2.9%
Health Care	1.7%
Communication Services	1.7%
Over The Counter (OTC) Currency Put Option Purchased†	0.0%
Foreign Government	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Effective May 2, 2025, Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Premium Income Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class K shares of the Predecessor Fund received Class R6 shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.

Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
FLEKX-AR-1225
Victory Capital Management

Victory Pioneer Equity Premium Income Fund
Class Y / PMYRX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Equity Premium Income Fund (the “Fund”) (successor to Pioneer Equity Premium Income Fund) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$97	0.90%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class Y shares at NAV returned 14.88%. For the same period, the Fund’s benchmark, the S&P 500 Total Return Index returned 21.45%.
  For the period, equity holdings were the primary performance driver, security selection within the financials sector was the largest contributor to benchmark relative performance.
  Although the Fund’s Equity Linked Notes holdings had strong positive returns, with strong equity market returns, these holdings lagged broad equity market returns and were the largest detractor to benchmark relative performance as the notes typically are structured with a 10% cap on equity market upside return participation.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Bloomberg U.S. Treasury TIPS 1-10 Year Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	14.88%	8.30%	5.95%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$146,642,845%
Total number of portfolio holdings	143^^
Total advisory fee paid	$813,008
Portfolio turnover rate	65%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	35.5%
Technology	11.9%
Industrials	9.7%
Information Technology	6.2%
Consumer, Cyclical	6.1%
Utilities	6.1%
Real Estate	5.3%
Consumer Staples	5.0%
Energy	4.8%
Basic Materials	3.1%
Consumer Discretionary	2.9%
Health Care	1.7%
Communication Services	1.7%
Over The Counter (OTC) Currency Put Option Purchased†	0.0%
Foreign Government	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Effective May 2, 2025, Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Premium Income Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class Y shares of the Predecessor Fund received Class Y shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.

Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PMYRX-AR-1225
Victory Capital Management

Victory Pioneer Floating Rate Fund
Class A / FLARX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Floating Rate Fund (the “Fund”) (successor to Pioneer Floating Rate Fund) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$108	1.05%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 5.04%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Total Return Index, returned 6.16%. The Fund’s performance benchmark, the Morningstar LSTA U.S. Performing Loan Total Return Index, returned 6.40% over the period.
  The Fund’s benchmark relative performance benefited from the Fund’s underweight allocation to, combined with security selection in, the software & services sector.
  Security selection in the capital goods, telecommunications services and the food, beverage & tobacco sectors contributed to the Fund’s relative performance.
  The Fund’s lower allocation compared to its benchmark in the CCC credit-quality tier negatively impacted its performance relative to the benchmark.
  The Fund’s modest out of benchmark exposure to corporates and catastrophe bonds contributed to relative performance while the Fund’s allocation to cash was a detractor.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Total Return Index and the Morningstar LSTA U.S. Performing Loan Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (with sales charge)	2.69%	5.14%	3.84%
Class A (without sales charge)	5.04%	5.60%	4.07%
Bloomberg U.S. Aggregate Bond Total Return Index	6.16%	-0.24%	1.90%
Morningstar LSTA U.S. Performing Loan Total Return Index	6.40%	7.18%	5.69%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$241,356,990%
Total number of portfolio holdings	252^^
Total advisory fee paid	$1,744,766
Portfolio turnover rate	81%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of October 31, 2025 ) *
Senior Secured Floating Rate Loan Interests	84.7%
Corporate Bonds	6.9%
Asset Backed Securities	3.7%
Investment Companies	3.1%
Insurance-Linked Securities	1.3%
Common Stocks	0.2%
Commercial Mortgage-Backed Securities	0.1%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective May 2, 2025, Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Floating Rate Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class A shares of the Predecessor Fund received Class A shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
FLARX-AR-1225
Victory Capital Management

Victory Pioneer Floating Rate Fund
Class C / FLRCX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Floating Rate Fund (the “Fund”) (successor to Pioneer Floating Rate Fund) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$184	1.80%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 4.28%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Total Return Index, returned 6.16%. The Fund’s performance benchmark, the Morningstar LSTA U.S. Performing Loan Total Return Index, returned 6.40% over the period.
  The Fund’s benchmark relative performance benefited from the Fund’s underweight allocation to, combined with security selection in, the software & services sector.
  Security selection in the capital goods, telecommunications services and the food, beverage & tobacco sectors contributed to the Fund’s relative performance.
  The Fund’s lower allocation compared to its benchmark in the CCC credit-quality tier negatively impacted its performance relative to the benchmark.
  The Fund’s modest out of benchmark exposure to corporates and catastrophe bonds contributed to relative performance while the Fund’s allocation to cash was a detractor.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Total Return Index and the Morningstar LSTA U.S. Performing Loan Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C (with contingent deferred sales charge)	3.30%	4.80%	3.35%
Class C (without contingent deferred sales charge)	4.28%	4.80%	3.35%
Bloomberg U.S. Aggregate Bond Total Return Index	6.16%	-0.24%	1.90%
Morningstar LSTA U.S. Performing Loan Total Return Index	6.40%	7.18%	5.69%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$241,356,990%
Total number of portfolio holdings	252^^
Total advisory fee paid	$1,744,766
Portfolio turnover rate	81%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of October 31, 2025 ) *
Senior Secured Floating Rate Loan Interests	84.7%
Corporate Bonds	6.9%
Asset Backed Securities	3.7%
Investment Companies	3.1%
Insurance-Linked Securities	1.3%
Common Stocks	0.2%
Commercial Mortgage-Backed Securities	0.1%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective May 2, 2025, Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Floating Rate Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class C shares of the Predecessor Fund received Class C shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
FLRCX-AR-1225
Victory Capital Management

Victory Pioneer Floating Rate Fund
Class Y / FLYRX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Floating Rate Fund (the “Fund”) (successor to Pioneer Floating Rate Fund) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$77	0.75%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class Y shares at NAV returned 5.38%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Total Return Index, returned 6.16%. The Fund’s performance benchmark, the Morningstar LSTA U.S. Performing Loan Total Return Index, returned 6.40% over the period.
  The Fund’s benchmark relative performance benefited from the Fund’s underweight allocation to, combined with security selection in, the software & services sector.
  Security selection in the capital goods, telecommunications services and the food, beverage & tobacco sectors contributed to the Fund’s relative performance.
  The Fund’s lower allocation compared to its benchmark in the CCC credit-quality tier negatively impacted its performance relative to the benchmark.
  The Fund’s modest out of benchmark exposure to corporates and catastrophe bonds contributed to relative performance while the Fund’s allocation to cash was a detractor.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Total Return Index and the Morningstar LSTA U.S. Performing Loan Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	5.38%	5.93%	4.47%
Bloomberg U.S. Aggregate Bond Total Return Index	6.16%	-0.24%	1.90%
Morningstar LSTA U.S. Performing Loan Total Return Index	6.40%	7.18%	5.69%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$241,356,990%
Total number of portfolio holdings	252^^
Total advisory fee paid	$1,744,766
Portfolio turnover rate	81%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of October 31, 2025 ) *
Senior Secured Floating Rate Loan Interests	84.7%
Corporate Bonds	6.9%
Asset Backed Securities	3.7%
Investment Companies	3.1%
Insurance-Linked Securities	1.3%
Common Stocks	0.2%
Commercial Mortgage-Backed Securities	0.1%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective May 2, 2025, Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Floating Rate Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 28, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class Y shares of the Predecessor Fund received Class Y shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
FLYRX-AR-1225
Victory Capital Management

Victory Pioneer High Yield Fund
Class A / TAHYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer High Yield Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$114	1.10%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 6.76%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Total Return Index, returned 6.16%. The Fund’s performance benchmark, the ICE BofA U.S. High Yield Total Return Index, returned 8.03% during the period.
  For the period, sector allocation was a detractor from performance relative to the Fund's benchmark relative performance. The Fund’s underweight allocation to the telecommunications sector and overweight allocation to the basic materials sector detracted from relative performance.
  Security selection contributed positively to relative performance across several sectors, including the energy and financial services sectors.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Total Return Index and the ICE BofA U.S. High Yield Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (with sales charge)	4.38%	4.60%	4.61%
Class A (without sales charge)	6.76%	5.08%	4.85%
Bloomberg U.S. Aggregate Bond Total Return Index	6.16%	-0.24%	1.90%
ICE BofA U.S. High Yield Total Return Index	8.03%	5.48%	5.81%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$511,841,093%
Total number of portfolio holdings	223^^
Total advisory fee paid	$3,756,895
Portfolio turnover rate	58%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of October 31, 2025 ) *
Corporate Bonds	97.0%
Senior Secured Floating Rate Loan Interests	2.1%
Common Stocks	0.6%
Preferred Stock	0.3%
Collateralized Mortgage Obligations†	0.0%
Convertible Corporate Bonds†	0.0%
Right/Warrant†	0.0%
Insurance-Linked Securities†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Effective May 2, 2025, Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with Victory Pioneer High Yield Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 29, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class A and Class R shares of the Predecessor Fund received Class A shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.

Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
TAHYX-AR-1225
Victory Capital Management

Victory Pioneer High Yield Fund
Class C / PYICX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer High Yield Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$196	1.90%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 5.86%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Total Return Index, returned 6.16%. The Fund’s performance benchmark, the ICE BofA U.S. High Yield Total Return Index, returned 8.03% during the period.
  For the period, sector allocation was a detractor from performance relative to the Fund's benchmark relative performance. The Fund’s underweight allocation to the telecommunications sector and overweight allocation to the basic materials sector detracted from relative performance.
  Security selection contributed positively to relative performance across several sectors, including the energy and financial services sectors.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Total Return Index and the ICE BofA U.S. High Yield Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C (with contingent deferred sales charge)	4.86%	4.20%	4.03%
Class C (without contingent deferred sales charge)	5.86%	4.20%	4.03%
Bloomberg U.S. Aggregate Bond Total Return Index	6.16%	-0.24%	1.90%
ICE BofA U.S. High Yield Total Return Index	8.03%	5.48%	5.81%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$511,841,093%
Total number of portfolio holdings	223^^
Total advisory fee paid	$3,756,895
Portfolio turnover rate	58%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of October 31, 2025 ) *
Corporate Bonds	97.0%
Senior Secured Floating Rate Loan Interests	2.1%
Common Stocks	0.6%
Preferred Stock	0.3%
Collateralized Mortgage Obligations†	0.0%
Convertible Corporate Bonds†	0.0%
Right/Warrant†	0.0%
Insurance-Linked Securities†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Effective May 2, 2025, Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with Victory Pioneer High Yield Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 29, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class C shares of the Predecessor Fund received Class C shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.

Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PYICX-AR-1225
Victory Capital Management

Victory Pioneer High Yield Fund
Class Y / TYHYX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer High Yield Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$88	0.85%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class Y shares at NAV returned 6.90%. For the same period, the Fund’s broad-based benchmark, the Bloomberg U.S. Aggregate Bond Total Return Index, returned 6.16%. The Fund’s performance benchmark, the ICE BofA U.S. High Yield Total Return Index, returned 8.03% during the period.
  For the period, sector allocation was a detractor from performance relative to the Fund's benchmark relative performance. The Fund’s underweight allocation to the telecommunications sector and overweight allocation to the basic materials sector detracted from relative performance.
  Security selection contributed positively to relative performance across several sectors, including the energy and financial services sectors.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the Bloomberg U.S. Aggregate Bond Total Return Index and the ICE BofA U.S. High Yield Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	6.90%	5.34%	5.13%
Bloomberg U.S. Aggregate Bond Total Return Index	6.16%	-0.24%	1.90%
ICE BofA U.S. High Yield Total Return Index	8.03%	5.48%	5.81%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$511,841,093%
Total number of portfolio holdings	223^^
Total advisory fee paid	$3,756,895
Portfolio turnover rate	58%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
PORTFOLIO DIVERSIFICATION
(as of October 31, 2025 ) *
Corporate Bonds	97.0%
Senior Secured Floating Rate Loan Interests	2.1%
Common Stocks	0.6%
Preferred Stock	0.3%
Collateralized Mortgage Obligations†	0.0%
Convertible Corporate Bonds†	0.0%
Right/Warrant†	0.0%
Insurance-Linked Securities†	0.0%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
†	Amount rounds to less than 0.1%.
Material Fund Changes
Effective May 2, 2025, Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with Victory Pioneer High Yield Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on April 29, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class Y shares of the Predecessor Fund received Class Y shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
TYHYX-AR-1225
Victory Capital Management

Victory Pioneer Mid Cap Value Fund
Class A / PCGRX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Mid Cap Value Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$112	1.09%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 5.93%. For the same period, the Fund’s broad-based benchmark, the Standard & Poor’s 500 Total Return Index, returned 21.45%. The Fund’s performance benchmark, the Russell Mid Cap Value Total Return Index, returned 7.86% over the period.
  The Fund, which employs a higher quality and valuation sensitive approach to investing in mid cap value stocks, underperformed relative to its performance benchmark. This underperformance was driven by weaker security selection, specifically the Fund’s stock picks within the materials, consumer staples and information technology sectors.
  The Fund’s sector allocation contributed to performance relative to the Fund’s performance benchmark. In particular, overweight allocation to financials and its underweight allocation to healthcare.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class A shares of the Fund at public offering price during the periods shown, compared to that of the S&P 500 Total Return Index and the Russell Mid Cap Value Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class A (with sales charge)	-0.17%	11.78%	7.26%
Class A (without sales charge)	5.93%	13.11%	7.89%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Russell Mid Cap Value Total Return Index	7.86%	13.23%	9.20%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$683,620,461%
Total number of portfolio holdings	64^^
Total advisory fee paid	$4,847,835
Portfolio turnover rate	22%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	22.5%
Industrials	16.3%
Consumer Discretionary	9.3%
Information Technology	8.7%
Energy	8.4%
Utilities	8.4%
Real Estate	7.0%
Consumer Staples	6.5%
Health Care	6.4%
Communication Services	3.6%
Basic Materials	2.9%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective April 1, 2025, Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Mid Cap Value Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on March 27, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class A and Class R shares of the Predecessor Fund received Class A shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.

Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PCGRX-AR-1225
Victory Capital Management

Victory Pioneer Mid Cap Value Fund
Class C / PCCGX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Mid Cap Value Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$196	1.91%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 5.07%. For the same period, the Fund’s broad-based benchmark, the Standard & Poor’s 500 Total Return Index, returned 21.45%. The Fund’s performance benchmark, the Russell Mid Cap Value Total Return Index, returned 7.86% over the period.
  The Fund, which employs a higher quality and valuation sensitive approach to investing in mid cap value stocks, underperformed relative to its performance benchmark. This underperformance was driven by weaker security selection, specifically the Fund’s stock picks within the materials, consumer staples and information technology sectors.
  The Fund’s sector allocation contributed to performance relative to the Fund’s performance benchmark. In particular, overweight allocation to financials and its underweight allocation to healthcare.
Fund Performance
The line graph below shows the change in value of a $10,000 investment made in Class C shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Russell Mid Cap Value Total Return Index.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class C (with contingent deferred sales charge)	4.18%	12.15%	6.98%
Class C (without contingent deferred sales charge)	5.07%	12.15%	6.98%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Russell Mid Cap Value Total Return Index	7.86%	13.23%	9.20%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$683,620,461%
Total number of portfolio holdings	64^^
Total advisory fee paid	$4,847,835
Portfolio turnover rate	22%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	22.5%
Industrials	16.3%
Consumer Discretionary	9.3%
Information Technology	8.7%
Energy	8.4%
Utilities	8.4%
Real Estate	7.0%
Consumer Staples	6.5%
Health Care	6.4%
Communication Services	3.6%
Basic Materials	2.9%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective April 1, 2025, Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Mid Cap Value Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on March 27, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class C shares of the Predecessor Fund received Class C shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.

Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PCCGX-AR-1225
Victory Capital Management

Victory Pioneer Mid Cap Value Fund
Class R6 / PMCKX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Mid Cap Value Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$82	0.80%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 6.23%. For the same period, the Fund’s broad-based benchmark, the Standard & Poor’s 500 Total Return Index, returned 21.45%. The Fund’s performance benchmark, the Russell Mid Cap Value Total Return Index, returned 7.86% over the period.
  The Fund, which employs a higher quality and valuation sensitive approach to investing in mid cap value stocks, underperformed relative to its performance benchmark. This underperformance was driven by weaker security selection, specifically the Fund’s stock picks within the materials, consumer staples and information technology sectors.
  The Fund’s sector allocation contributed to performance relative to the Fund’s performance benchmark. In particular, overweight allocation to financials and its underweight allocation to healthcare.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class R6 shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Russell Mid Cap Value Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class R6	6.23%	13.45%	8.25%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Russell Mid Cap Value Total Return Index	7.86%	13.23%	9.20%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$683,620,461%
Total number of portfolio holdings	64^^
Total advisory fee paid	$4,847,835
Portfolio turnover rate	22%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	22.5%
Industrials	16.3%
Consumer Discretionary	9.3%
Information Technology	8.7%
Energy	8.4%
Utilities	8.4%
Real Estate	7.0%
Consumer Staples	6.5%
Health Care	6.4%
Communication Services	3.6%
Basic Materials	2.9%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective April 1, 2025, Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Mid Cap Value Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on March 27, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class K shares of the Predecessor Fund received Class R6 shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PMCKX-AR-1225
Victory Capital Management

Victory Pioneer Mid Cap Value Fund
Class Y / PYCGX
ANNUAL SHAREHOLDER REPORT | October 31, 2025
This annual shareholder report contains important information about Victory Pioneer Mid Cap Value Fund (the “Fund”) for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at advisor.vcm.com/literature/mutual-fund-prospectuses. You may also request more information by calling 800-225-6292. This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$92	0.89%
How did the Fund perform last year and what affected Fund performance?
  For the fiscal year ended October 31, 2025, the Fund’s Class Y shares at NAV returned 6.14%. For the same period, the Fund’s broad-based benchmark, the Standard & Poor’s 500 Total Return Index, returned 21.45%. The Fund’s performance benchmark, the Russell Mid Cap Value Total Return Index, returned 7.86% over the period.
  The Fund, which employs a higher quality and valuation sensitive approach to investing in mid cap value stocks, underperformed relative to its performance benchmark. This underperformance was driven by weaker security selection, specifically the Fund’s stock picks within the materials, consumer staples and information technology sectors.
  The Fund’s sector allocation contributed to performance relative to the Fund’s performance benchmark. In particular, overweight allocation to financials and its underweight allocation to healthcare.
Fund Performance
The line graph below shows the change in value of a $5 million investment made in Class Y shares of the Fund during the periods shown, compared to that of the S&P 500 Total Return Index and the Russell Mid Cap Value Total Return Index.
GROWTH OF $5 million
AVERAGE ANNUAL TOTAL RETURN	1 Year	5 Years	10 Years
Class Y	6.14%	13.35%	8.14%
S&P 500 Total Return Index	21.45%	17.64%	14.64%
Russell Mid Cap Value Total Return Index	7.86%	13.23%	9.20%
Call 1-800-225-6292 or visit https://advisor.vcm.com/literature/mutual-fund-prospectuses for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
KEY FUND STATISTICS
(as of October 31, 2025)
Fund net assets	$683,620,461%
Total number of portfolio holdings	64^^
Total advisory fee paid	$4,847,835
Portfolio turnover rate	22%
^^	Excluding short-term investments and all derivative contracts except for options purchased.
SECTOR DISTRIBUTION
(as of October 31, 2025 )*
Financials	22.5%
Industrials	16.3%
Consumer Discretionary	9.3%
Information Technology	8.7%
Energy	8.4%
Utilities	8.4%
Real Estate	7.0%
Consumer Staples	6.5%
Health Care	6.4%
Communication Services	3.6%
Basic Materials	2.9%
*	As a percentage of total investments excluding short-term investments and all derivative contracts except for options purchased.
Material Fund Changes
Effective April 1, 2025, Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Mid Cap Value Fund (the “Reorganization”) pursuant to an agreement and plan of reorganization approved by the shareholders of the Predecessor Fund on March 27, 2025. The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
In the Reorganization, shareholders holding Class Y shares of the Predecessor Fund received Class Y shares of the Fund.
Victory Capital Management Inc. (the “Adviser”) is the Fund’s investment adviser. Effective April 1, 2025, Amundi Asset Management US, Inc. (“Amundi US”), the Predecessor Fund’s investment adviser, was combined with Victory Capital Holdings, Inc., the parent company of the Adviser. The portfolio managers of Amundi US became employees of the Adviser.
Availability of Additional Information
Additional information about the Fund is available on vcm.com:
Full Financial Statements
Prospectus
Fund Holdings
Proxy Voting
Contact us at 800-225-6292.
PYCGX-AR-1225
Victory Capital Management

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 19(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 19(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)	Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The Trust paid Deloitte & Touche LLP for audit fees of $289,610 and $280,300 during the fiscal years ended October 31, 2025 and 2024, respectively.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Deloitte & Touche LLP for tax services of $83,790 and $93,100 during the fiscal years ended October 31, 2025 and 2024, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2025 or 2024.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY
SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•

Accounting research assistance

•

SEC consultation, registration statements, and reporting

•

Tax accrual related matters

•

Implementation of new accounting standards

•

Compliance letters (e.g. rating agency letters)

•

Regulatory reviews and assistance regarding financial matters

•

Semi-annual reviews (if requested)

•

Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES	Services which are not prohibited under Rule 210.2-01(C)(4) (the “Rule”) and are related extensions of the audit services support the audit, or use the knowledge/expertise gained from the audit procedures as a foundation to complete the project. In most cases, if the Audit-Related Services are not performed by the Audit firm, the scope of the Audit Services would likely increase. The Services are typically well-defined and governed by accounting professional standards (AICPA, SEC, etc.)	• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•

“One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

•

Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•

Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

III. TAX SERVICES	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.	• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•

Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES

PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•

These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust’s audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2025 and 2024, there were no services provided to an affiliate that required the Trust’s audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Deloitte & Touche LLP for tax services of $83,790 and $93,100 during the fiscal years ended October 31, 2025 and 2024, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

N/A

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

N/A

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

N/A

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

N/A

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; N/A

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant;

N/A

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 7 of this Form.

Included in Item 7

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Victory Pioneer CAT Bond Fund*
(successor to Pioneer CAT Bond Fund)*
Annual: Full Financials | October 31, 2025
* Effective May 2, 2025, during the annual reporting period covered by this report, Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with Victory Pioneer CAT Bond Fund (the “Reorganization”). The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of Victory Pioneer CAT Bond Fund.

visit us: vcm.com

Victory Pioneer CAT Bond Fund | Annual | 10/31/251

Schedule of Investments  |  10/31/25

Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 103.6%
	Insurance-Linked Securities — 86.1% of Net Assets#
	Event Linked Bonds — 72.0%
	Earthquake – Canada — 0.7%
10,750,000(a)	Ursa Re, 11.378%, (GSMMUSTI + 750 bps), 2/22/28 (144A)	$ 10,914,475
	Earthquake – Italy — 0.1%
EUR1,000,000(a)	Lion Re, 8.04%, (3 Month EURIBOR + 600 bps), 6/15/29 (144A)	$ 1,160,603
	Earthquake – Worldwide — 0.1%
1,000,000(a)	Liongate Re, 7.672%, (SOFR + 357 bps), 4/25/28 (144A)	$ 1,001,500
	Earthquakes – California — 4.7%
1,760,000(a)	Sutter Re, 10.60%, (FHMMUSTF + 675 bps), 6/19/26 (144A)	$ 1,799,600
15,355,000(a)	Sutter Re, 13.60%, (FHMMUSTF + 975 bps), 6/19/26 (144A)	15,757,301
8,250,000(a)	Torrey Pines Re, 7.61%, (BRMMUSDF + 375 bps), 6/7/28 (144A)	8,443,050
10,750,000(a)	Torrey Pines Re, 8.36%, (BRMMUSDF + 450 bps), 6/7/28 (144A)	11,123,025
8,125,000(a)	Torrey Pines Re, 9.186%, (JMMMUSTF + 531 bps), 6/5/26 (144A)	8,237,125
500,000(a)	Torrey Pines Re, 9.916%, (JMMMUSTF + 604 bps), 6/7/27 (144A)	523,450
6,250,000(a)	Torrey Pines Re, 10.36%, (BRMMUSDF + 650 bps), 6/7/28 (144A)	6,445,000
325,000(a)	Torrey Pines Re, 10.986%, (JMMMUSTF + 711 bps), 6/7/27 (144A)	338,390
1,750,000(a)	Ursa Re, 9.36%, (BNMMDTSC + 550 bps), 12/7/26 (144A)	1,796,375
5,000,000(a)	Ursa Re, 12.61%, (BNMMDTSC + 875 bps), 12/7/26 (144A)	5,206,500
4,250,000(a)	Ursa Re, 13.13%, (JMMMUSTF + 925 bps), 12/7/26 (144A)	4,439,550
9,500,000(a)	Ursa Re II, 12.86%, (BRMMUSDF + 900 bps), 6/7/28 (144A)	9,677,650
		$73,787,016

The accompanying notes are an integral part of these financial statements.
2Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Earthquakes – Chile — 0.1%
250,000(a)	International Bank for Reconstruction & Development, 8.884%, (SOFR + 479 bps), 3/31/26 (144A)	$ 251,750
1,500,000(a)	Maschpark Re, 7.35%, (FHMMUSTF + 350 bps), 1/10/28 (144A)	1,545,000
		$1,796,750

	Earthquakes - Europe — 0.1%
EUR1,000,000(a)	Azzurro Re II, 8.394%, (3 Month EURIBOR + 639 bps), 4/20/28 (144A)	$ 1,173,744
	Earthquakes - Japan — 0.6%
2,000,000(a)	Nakama Re, 5.925%, (3 Month U.S. Treasury Bill + 210 bps), 4/23/30 (144A)	$ 2,019,800
8,000,000(a)	Nakama Re, 6.173%, (3 Month U.S. Treasury Bill + 235 bps), 4/4/29 (144A)	8,122,400
		$10,142,200

	Earthquakes – Mexico — 0.1%
1,500,000(a)	International Bank for Reconstruction & Development, 8.31%, (SOFR + 422 bps), 4/24/28 (144A)	$ 1,540,950
500,000(a)	International Bank for Reconstruction & Development, 15.31%, (SOFR + 1,122 bps), 4/24/28 (144A)	511,000
		$2,051,950

	Earthquakes – U.S. — 2.9%
14,750,000(a)	Acorn Re, 6.151%, (1 Month U.S. Treasury Bill + 235 bps), 11/7/28 (144A)	$ 14,749,339
9,250,000(a)	Acorn Re, 6.934%, (GSMMUSTF + 310 bps), 11/7/25 (144A)	9,240,750
5,750,000(a)	Acorn Re, 6.934%, (GSMMUSTF + 310 bps), 11/5/27 (144A)	5,874,200
500,000(a)	Logistics Re, 9.85%, (FHMMUSTF + 600 bps), 12/21/27 (144A)	511,300
250,000(a)	Nakama Re, 6.295%, (3 Month Term SOFR + 250 bps), 5/9/28 (144A)	253,600
1,000,000(a)	Ursa Re, 9.378%, (GSMMUSTI + 550 bps), 12/6/25 (144A)	1,001,500
10,500,000(a)	Veraison Re, 7.378%, (GSMMUSTI + 350 bps), 3/8/28 (144A)	10,619,700
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/253

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Earthquakes – U.S. — (continued)
2,000,000(a)	Veraison Re, 8.616%, (GSMMUSTI + 474 bps), 3/8/27 (144A)	$ 2,056,600
1,250,000(a)	Veraison Re, 8.878%, (GSMMUSTI + 500 bps), 3/8/28 (144A)	1,264,375
		$45,571,364

	Earthquakes – U.S. & Canada — 0.6%
7,000,000(a)	3264 Re, 6.85%, (FHMMUSTF + 300 bps), 2/7/28 (144A)	$ 7,106,400
2,250,000(a)	Matterhorn Re, 6.301%, (3 Month U.S. Treasury Bill + 250 bps), 9/22/28 (144A)	2,262,600
750,000(a)	Matterhorn Re, 7.551%, (3 Month U.S. Treasury Bill + 375 bps), 9/22/28 (144A)	753,750
		$10,122,750

	Flood – U.S. — 0.9%
7,750,000(a)	FloodSmart Re, 18.21%, (FHMMUSTF + 1,436 bps), 3/12/27 (144A)	$ 8,296,375
1,000,000(a)	FloodSmart Re, 21.00%, (FHMMUSTF + 1,715 bps), 3/11/26 (144A)	1,035,900
4,500,000(a)	FloodSmart Re, 21.431%, (3 Month U.S. Treasury Bill + 1,763 bps), 3/12/27 (144A)	4,730,400
250,000(a)	FloodSmart Re, 26.201%, (1 Month U.S. Treasury Bill + 2,240 bps), 3/11/26 (144A)	100,000
		$14,162,675

	Health – U.S. — 0.4%
500,000(a)	Vitality Re XIII, 5.85%, (FHMMUSTF + 200 bps), 1/6/26 (144A)	$ 500,200
1,000,000(a)	Vitality Re XV, 6.35%, (FHMMUSTF + 250 bps), 1/7/28 (144A)	1,013,800
500,000(a)	Vitality Re XV, 7.35%, (FHMMUSTF + 350 bps), 1/7/28 (144A)	511,950
750,000(a)	Vitality Re XVI, 5.60%, (MSMMUSTF + 175 bps), 1/8/29 (144A)	750,150
750,000(a)	Vitality Re XVI, 6.10%, (MSMMUSTF + 225 bps), 1/8/29 (144A)	750,375
2,750,000(a)	Vitality Re XVI, 7.60%, (MSMMUSTF + 375 bps), 1/8/29 (144A)	2,756,875
		$6,283,350

	Multiperil – Canada — 0.1%
CAD1,000,000(a)	MMIFS Re, 5.42%, (CAONINDX + 290 bps), 1/10/28 (144A)	$ 715,197
The accompanying notes are an integral part of these financial statements.
4Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Multiperil – Europe — 0.1%
EUR1,000,000(a)	Lion Re, 7.55%, (3 Month EURIBOR + 550 bps), 6/15/29 (144A)	$ 1,155,301
	Multiperil – Florida — 0.6%
1,000,000(a)	Sanders Re, 11.58%, (BRMMUSDF + 772 bps), 6/5/26 (144A)	$ 1,039,000
8,250,000(a)	Sanders Re II, 10.801%, (3 Month U.S. Treasury Bill + 700 bps), 6/7/28 (144A)	8,731,800
		$9,770,800

	Multiperil – Massachusetts — 0.5%
7,500,000(a)	Mayflower Re, 7.301%, (T-BILL + 350 bps), 7/7/28 (144A)	$ 7,702,500
	Multiperil – Puerto Rico — 0.0%†
500,000(a)	Puerto Rico Parametric Re, 12.801%, (1 Month U.S. Treasury Bill + 900 bps), 6/7/27 (144A)	$ 532,500
	Multiperil – U.S. — 23.0%
2,250,000(a)	Aquila Re, 9.25%, (BRMMUSDF + 539 bps), 6/7/27 (144A)	$ 2,343,600
3,750,000(a)	Aquila Re, 12.21%, (BRMMUSDF + 835 bps), 6/7/27 (144A)	4,003,125
3,000,000(a)	Atela Re, Ltd., 18.11%, (BRMMUSDF + 1,425 bps), 5/9/27 (144A)	3,312,300
750,000(a)	Baldwin Re, 8.91%, (BRMMUSDF + 505 bps), 7/7/27 (144A)	775,500
9,750,000(a)	Bonanza Re, 7.60%, (MSMMUSTF + 375 bps), 12/19/27 (144A)	9,898,200
16,000,000(a)	Bonanza Re, 9.35%, (MSMMUSTF + 550 bps), 12/19/27 (144A)	16,510,400
10,000,000(a)	Commonwealth Re, 7.63%, (JMMMUSTF + 375 bps), 7/10/28 (144A)	10,268,000
10,000,000(a)	Finca Re, 9.051%, (3 Month U.S. Treasury Bill + 525 bps), 6/7/28 (144A)	10,403,000
5,250,000(a)	Foundation Re, 10.13%, (JMMMUSTF + 625 bps), 1/8/27 (144A)	5,402,250
9,120,000(a)	Four Lakes Re, 9.36%, (BRMMUSDF + 550 bps), 1/7/28 (144A)	9,277,776
3,250,000(a)	Four Lakes Re, 9.601%, (3 Month U.S. Treasury Bill + 580 bps), 1/7/27 (144A)	3,334,175
250,000(a)	Four Lakes Re, 10.67%, (BRMMUSDF + 681 bps), 1/7/26 (144A)	252,250
8,000,000(a)	Four Lakes Re, 12.11%, (BRMMUSDF + 825 bps), 1/7/28 (144A)	8,269,600
2,750,000(a)	Four Lakes Re, 12.78%, (BRMMUSDF + 892 bps), 1/7/27 (144A)	2,839,650
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/255

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
9,000,000(a)	Fuchsia 2024-1 , 8.99%, (FRMMUSTI + 514 bps), 4/6/28 (144A)	$ 9,261,000
6,000,000(a)	Herbie Re, 10.78%, (JMMMUSTF + 690 bps), 1/7/28 (144A)	6,099,000
5,000,000(a)	Herbie Re, 11.051%, (3 Month U.S. Treasury Bill + 725 bps), 1/8/29 (144A)	5,190,500
1,500,000(a)	Herbie Re, 13.701%, (3 Month U.S. Treasury Bill + 990 bps), 1/7/28 (144A)	1,549,200
2,000,000(a)	Herbie Re, 14.551%, (3 Month U.S. Treasury Bill + 1,075 bps), 1/8/29 (144A)	2,145,200
1,500,000(a)	Herbie Re, 26.801%, (3 Month U.S. Treasury Bill + 2,300 bps), 1/8/27 (144A)	1,548,450
1,500,000(a)	High Point Re, 9.50%, (BRMMUSDF + 564 bps), 1/6/27 (144A)	1,537,500
3,500,000(a)	Hypatia Re, 12.301%, (3 Month U.S. Treasury Bill + 850 bps), 7/5/28 (144A)	3,668,000
2,100,000(a)	Hypatia Re, 14.301%, (3 Month U.S. Treasury Bill + 1,050 bps), 4/8/26 (144A)	2,181,060
28,250,000(a)	Merna Re Companywide, 10.801%, (3 Month U.S. Treasury Bill + 700 bps), 7/7/28 (144A)	30,343,325
16,500,000(a)	Merna Re Enterprise, 11.551%, (3 Month U.S. Treasury Bill + 775 bps), 7/7/28 (144A)	17,169,900
1,275,000(a)	Merna Re II, 11.348%, (GSMMUSTI + 747 bps), 7/7/27 (144A)	1,361,318
350,000(a)	Merna Re II, 12.258%, (GSMMUSTI + 838 bps), 7/7/26 (144A)	367,115
5,000,000(a)	Merna Re II, 12.368%, (GSMMUSTI + 849 bps), 7/7/27 (144A)	5,238,500
5,000,000(a)	Mystic Re, 7.801%, (3 Month U.S. Treasury Bill + 400 bps), 1/10/28 (144A)	5,110,500
1,750,000(a)	Mystic Re, 14.051%, (3 Month U.S. Treasury Bill + 1,025 bps), 1/10/28 (144A)	1,826,475
19,950,000(a)	Mystic Re, 15.878%, (GSMMUSTI + 1,200 bps), 1/8/27 (144A)	21,206,850
750,000(a)	Mystic Re, 17.878%, (GSMMUSTI + 1,400 bps), 1/10/28 (144A)	637,500
30,000,000(a)	Residential Re, 7.051%, (3 Month U.S. Treasury Bill + 325 bps), 12/6/29 (144A)	29,995,857
5,000,000(a)	Residential Re, 9.181%, (3 Month U.S. Treasury Bill + 538 bps), 12/6/28 (144A)	5,217,000
500,000(a)	Residential Re, 9.581%, (3 Month U.S. Treasury Bill + 578 bps), 12/8/25 (144A)	501,250
3,125,000(a)	Residential Re, 9.771%, (3 Month U.S. Treasury Bill + 597 bps), 12/6/27 (144A)	3,319,375
The accompanying notes are an integral part of these financial statements.
6Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
9,500,000(a)	Residential Re, 10.741%, (3 Month U.S. Treasury Bill + 694 bps), 12/6/28 (144A)	$ 9,914,200
27,500,000(a)	Residential Re, 14.051%, (3 Month U.S. Treasury Bill + 1,025 bps), 12/6/29 (144A)	27,496,912
2,500,000(a)	Residential Re, 16.001%, (3 Month U.S. Treasury Bill + 1,220 bps), 12/8/25 (144A)	2,519,250
8,000,000(a)	Residential Re, 17.221%, (3 Month U.S. Treasury Bill + 1,342 bps), 12/6/28 (144A)	8,732,000
2,250,000(a)	Sanders Re, 7.801%, (3 Month U.S. Treasury Bill + 400 bps), 4/7/28 (144A)	2,317,950
12,575,000(a)	Sanders Re, 7.87%, (JMMMUSTF + 399 bps), 4/7/29 (144A)	12,825,242
1,500,000(a)	Sanders Re, 8.051%, (3 Month U.S. Treasury Bill + 425 bps), 4/8/30 (144A)	1,576,650
4,750,000(a)	Sanders Re, 8.378%, (GSMMUSTI + 450 bps), 4/7/28 (144A)	4,915,775
5,250,000(a)	Sanders Re, 8.551%, (3 Month U.S. Treasury Bill + 475 bps), 4/8/30 (144A)	5,563,425
18,000,000(a)	Sanders Re, 9.24%, (JMMMUSTF + 536 bps), 4/7/29 (144A)	18,703,800
7,750,000(a)	Sanders Re, 9.42%, (BRMMUSDF + 556 bps), 4/7/28 (144A)	8,194,850
1,500,000(a)	Sanders Re III, 7.20%, (BRMMUSDF + 334 bps), 4/7/26 (144A)	1,514,850
700,000(a)	Sanders Re III, 9.33%, (BRMMUSDF + 547 bps), 4/7/27 (144A)	727,930
6,800,000(a)	Solomon Re, 9.398%, (GSMMUSTI + 552 bps), 6/8/26 (144A)	6,965,920
3,900,000(a)	Stabilitas Re, 12.358%, (GSMMUSTI + 848 bps), 6/5/26 (144A)	4,034,160
1,650,000(a)	Topanga Re, 8.63%, (BRMMUSDF + 477 bps), 1/8/26 (144A)	1,643,400
1,000,000(a)	Yosemite Re, 11.128%, (GSMMUSTI + 725 bps), 6/7/28 (144A)	1,061,700
		$361,072,715

	Multiperil – U.S. & Canada — 11.1%
7,500,000(a)	3264 Re, 11.378%, (GSMMUSTI + 750 bps), 6/8/28 (144A)	$ 7,905,750
5,750,000(a)	Ashera Re, 9.068%, (GSMMUSTI + 519 bps), 4/7/27 (144A)	5,955,850
3,000,000(a)	Atlas Re, 16.432%, (SOFR + 1,222 bps), 6/8/27 (144A)	3,343,200
12,250,000(a)	Bridge Street Re, 7.88%, (JMMMUSTF + 400 bps), 1/7/28 (144A)	12,515,825
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/257

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — (continued)
6,700,000(a)	Galileo Re, 10.878%, (GSMMUSTI + 700 bps), 1/8/26 (144A)	$ 6,760,300
7,050,000(a)	Galileo Re, 10.878%, (GSMMUSTI + 700 bps), 1/7/28 (144A)	7,396,860
10,000,000(a)	Kilimanjaro II Re, 7.801%, (3 Month U.S. Treasury Bill + 400 bps), 7/9/29 (144A)	10,323,000
14,250,000(a)	Kilimanjaro II Re, 7.801%, (3 Month U.S. Treasury Bill + 400 bps), 7/8/30 (144A)	14,790,075
8,250,000(a)	Kilimanjaro II Re, 10.11%, (BRMMUSDF + 625 bps), 6/30/28 (144A)	8,626,200
6,750,000(a)	Kilimanjaro II Re, 10.301%, (3 Month U.S. Treasury Bill + 650 bps), 7/9/29 (144A)	7,036,200
14,750,000(a)	Kilimanjaro II Re, 10.301%, (3 Month U.S. Treasury Bill + 650 bps), 7/8/30 (144A)	15,435,875
4,500,000(a)	Kilimanjaro II Re, 11.11%, (BRMMUSDF + 725 bps), 6/30/28 (144A)	4,737,150
3,000,000(a)	Kilimanjaro III Re, 15.11%, (BRMMUSDF + 1,125 bps), 4/20/26 (144A)	3,133,200
2,500,000(a)	Lapis Re, 11.301%, (3 Month U.S. Treasury Bill + 750 bps), 1/9/29 (144A)	2,598,500
2,500,000(a)	Matterhorn Re, 9.926%, (SOFR + 575 bps), 12/8/25 (144A)	2,506,250
500,000(a)	Mona Lisa Re, 13.61%, (BRMMUSDF + 975 bps), 6/25/27 (144A)	548,200
5,750,000(a)	Montoya Re, 9.551%, (1 Month U.S. Treasury Bill + 575 bps), 4/7/28 (144A)	5,863,850
500,000(a)	Montoya Re, 17.25%, (FHMMUSTF + 1,340 bps), 4/7/26 (144A)	524,950
19,750,000(a)	Northshore Re II, 8.801%, (3 Month U.S. Treasury Bill + 500 bps), 4/7/28 (144A)	20,139,075
9,750,000(a)	Ocelot Re, 8.301%, (3 Month U.S. Treasury Bill + 450 bps), 2/26/29 (144A)	9,991,800
8,000,000(a)	Ocelot Re, 11.551%, (3 Month U.S. Treasury Bill + 775 bps), 1/7/27 (144A)	8,237,600
5,000,000(a)	Ramble Re, 10.281%, (3 Month U.S. Treasury Bill + 648 bps), 3/5/27 (144A)	5,026,500
1,500,000(a)	Riverfront Re, 11.551%, (3 Month U.S. Treasury Bill + 775 bps), 1/8/29 (144A)	1,603,350
4,250,000(a)	Titania Re, 10.128%, (GSMMUSTI + 625 bps), 11/26/27 (144A)	4,389,825
The accompanying notes are an integral part of these financial statements.
8Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Multiperil – U.S. & Canada — (continued)
3,750,000(a)	Titania Re, 13.378%, (GSMMUSTI + 950 bps), 11/26/27 (144A)	$ 3,942,000
1,000,000(a)	Titania Re, 16.99%, (BRMMUSDF + 1,313 bps), 2/27/26 (144A)	1,038,900
		$174,370,285

	Multiperil – U.S. Northeast — 0.4%
6,500,000(a)	Baldwin Re, 7.61%, (BRMMUSDF + 375 bps), 7/9/29 (144A)	$ 6,712,550
	Multiperil – U.S. Regional — 0.5%
250,000(a)	Aquila Re, 9.20%, (BNMMDTSC + 534 bps), 6/8/26 (144A)	$ 256,425
400,000(a)	Aquila Re, 11.12%, (BNMMDTSC + 726 bps), 6/8/26 (144A)	414,800
1,400,000(a)	Aquila Re, 12.69%, (BNMMDTSC + 883 bps), 6/8/26 (144A)	1,464,820
1,150,000(a)	Locke Tavern Re, 8.84%, (GSMMUSTI + 496 bps), 4/9/26 (144A)	1,169,665
4,000,000(a)	Long Point Re IV, 8.11%, (BRMMUSDF + 425 bps), 6/1/26 (144A)	4,058,000
		$7,363,710

	Multiperil – Worldwide — 2.1%
5,000,000(a)	Atlas Capital, 11.484%, (SOFR + 725 bps), 6/7/28 (144A)	$ 5,169,500
2,150,000(a)	Atlas Capital, 11.771%, (SOFR + 757 bps), 6/5/26 (144A)	2,227,830
1,000,000(a)	Black Kite Re, 11.89%, (BNMMUSTF + 800 bps), 5/8/28 (144A)	1,012,800
9,250,000(a)	Cat Re 2001, 16.92%, (JMMMUSTF + 1,304 bps), 1/8/27 (144A)	9,710,650
2,500,000(a)	Kendall Re, 10.128%, (GSMMUSTI + 625 bps), 4/30/27 (144A)	2,629,000
10,000,000(a)	Kendall Re, 11.616%, (GSMMUSTI + 774 bps), 4/30/27 (144A)	10,514,000
2,000,000(a)	Silk Road Re, 9.86%, (BNMMDTSC + 600 bps), 1/10/28 (144A)	2,020,000
		$33,283,780

	Wild Fire – California — 0.1%
1,000,000(a)	123 Lights Re, 14.85%, (FHMMUSTF + 1,100 bps), 9/14/28 (144A)	$ 998,500
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/259

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Wind Storm – France — 0.6%
EUR1,500,000(a)	Hexagon IV Re, 4.509%, (3 Month EURIBOR + 250 bps), 1/21/28 (144A)	$ 1,728,975
EUR6,750,000(a)	Hexagon IV Re, 4.509%, (3 Month EURIBOR + 250 bps), 1/22/30 (144A)	7,780,388
		$9,509,363

	Wind Storm – Netherlands — 0.0%†
EUR500,000(a)	Orange Capital Re DAC, 8.026%, (3 Month EURIBOR + 600 bps), 1/17/29 (144A)	$ 595,402
	Windstorm – Europe — 0.2%
EUR2,000,000(a)	Blue Sky Re, 8.229%, (3 Month EURIBOR + 616 bps), 1/26/27 (144A)	$ 2,383,680
EUR750,000(a)	Windmill III Re DAC, 7.21%, (3 Month EURIBOR + 521 bps), 7/5/28 (144A)	882,210
		$3,265,890

	Windstorm – Florida — 8.5%
9,250,000(a)	Armor Re, 12.36%, (BRMMUSDF + 850 bps), 1/7/28 (144A)	$ 9,858,650
2,000,000(a)	Armor Re, 14.06%, (BRMMUSDF + 1,020 bps), 5/7/27 (144A)	2,171,000
600,000(a)	First Coast Re, 9.94%, (3 Month U.S. Treasury Bill + 994 bps), 4/7/26 (144A)	620,700
7,000,000(a)	First Coast Re, 10.301%, (3 Month U.S. Treasury Bill + 650 bps), 3/10/28 (144A)	7,270,900
7,750,000(a)	First Coast Re, 11.301%, (3 Month U.S. Treasury Bill + 750 bps), 3/10/28 (144A)	8,120,450
2,500,000(a)	Hestia Re, 10.551%, (T-BILL + 675 bps), 3/13/28 (144A)	2,559,750
1,000,000(a)	Hestia Re, 12.051%, (1 Month U.S. Treasury Bill + 825 bps), 3/13/28 (144A)	1,040,500
3,500,000(a)	Integrity Re, 11.801%, (1 Month U.S. Treasury Bill + 800 bps), 6/6/27 (144A)	3,664,150
5,500,000(a)	Integrity Re, 11.801%, (1 Month U.S. Treasury Bill + 800 bps), 6/6/28 (144A)	5,759,600
3,750,000(a)	Integrity Re, 13.551%, (1 Month U.S. Treasury Bill + 975 bps), 6/6/27 (144A)	3,963,375
4,250,000(a)	Integrity Re, 13.551%, (1 Month U.S. Treasury Bill + 975 bps), 6/6/28 (144A)	4,489,700
10,000,000(a)	Integrity Re, 16.051%, (1 Month U.S. Treasury Bill + 1,225 bps), 6/6/28 (144A)	10,687,000
3,000,000(a)	Integrity Re, 17.172%, (FHMMUSTF + 1,332 bps), 6/6/26 (144A)	3,195,000
1,500,000(a)	Integrity Re, 26.646%, (FHMMUSTF + 2,280 bps), 6/6/26 (144A)	1,692,450
The accompanying notes are an integral part of these financial statements.
10Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Windstorm – Florida — (continued)
1,250,000(a)	Integrity Re, 29.301%, (1 Month U.S. Treasury Bill + 2,550 bps), 6/6/27 (144A)	$ 1,430,375
750,000(a)	Marlon Re, 11.186%, (JMMMUSTF + 731 bps), 6/7/27 (144A)	802,650
7,000,000(a)	Merna Re II, 11.551%, (3 Month U.S. Treasury Bill + 775 bps), 7/7/28 (144A)	7,313,600
2,000,000(a)	Merna Re II, 12.628%, (GSMMUSTI + 875 bps), 7/7/27 (144A)	2,130,600
12,750,000(a)	Palm Re, 11.551%, (1 Month U.S. Treasury Bill + 775 bps), 6/7/28 (144A)	13,513,725
10,000,000(a)	Palm Re, 13.501%, (1 Month U.S. Treasury Bill + 970 bps), 6/7/27 (144A)	10,694,000
6,500,000(a)	Purple Re, 11.051%, (1 Month U.S. Treasury Bill + 725 bps), 6/7/28 (144A)	6,910,800
5,500,000(a)	Purple Re, 11.551%, (1 Month U.S. Treasury Bill + 775 bps), 6/7/28 (144A)	5,763,450
3,600,000(a)	Purple Re, 12.927%, (1 Month U.S. Treasury Bill + 913 bps), 6/7/27 (144A)	3,830,040
12,500,000(a)	Winston Re, 10.36%, (BNMMDTSC + 650 bps), 2/21/28 (144A)	13,018,750
2,250,000(a)	Winston Re, 14.07%, (BNMMDTSC + 1,021 bps), 2/26/27 (144A)	2,419,200
500,000(a)	Winston Re, 15.55%, (BNMMDTSC + 1,169 bps), 2/26/27 (144A)	537,800
		$133,458,215

	Windstorm – Florida & Louisiana — 0.2%
2,250,000(a)	Nature Coast Re, 13.801%, (3 Month U.S. Treasury Bill + 1,000 bps), 12/7/26 (144A)	$ 2,353,950
	Windstorm – Japan — 0.3%
2,750,000(a)	Sakura Re, 6.551%, (3 Month U.S. Treasury Bill + 275 bps), 4/5/29 (144A)	$ 2,756,050
1,500,000(a)	Tomoni Re, 6.70%, (JMMMUSTF + 282 bps), 4/7/26 (144A)	1,511,550
750,000(a)	Tomoni Re, 7.13%, (JMMMUSTF + 325 bps), 4/5/28 (144A)	761,775
		$5,029,375

	Windstorm – Louisiana — 0.8%
3,500,000(a)	Nature Coast Re, 13.551%, (3 Month U.S. Treasury Bill + 975 bps), 4/10/29 (144A)	$ 3,670,100
8,750,000(a)	Nature Coast Re, 15.351%, (3 Month U.S. Treasury Bill + 1,155 bps), 1/16/29 (144A)	9,548,000
		$13,218,100

The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2511

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Windstorm – Massachusetts — 0.1%
2,000,000(a)	Mayflower Re, 8.775%, (FHMMUSTF + 493 bps), 7/8/27 (144A)	$ 2,062,000
	Windstorm – Mexico — 0.2%
1,500,000(a)	International Bank for Reconstruction & Development, 16.345%, (SOFR + 1,222 bps), 4/24/28 (144A)	$ 1,586,100
2,000,000(a)	International Bank for Reconstruction & Development, 17.845%, (SOFR + 1,372 bps), 4/24/28 (144A)	2,184,000
		$3,770,100

	Windstorm - New York — 0.3%
2,000,000(a)	MetroCat Re, 9.584%, (GSMMUSTF + 575 bps), 5/8/26 (144A)	$ 2,031,000
3,250,000(a)	Oceanside Re, 9.801%, (3 Month U.S. Treasury Bill + 600 bps), 5/15/28 (144A)	3,350,425
		$5,381,425

	Windstorm – North Carolina — 0.3%
500,000(a)	Blue Ridge Re, 11.84%, (FHMMUSTF + 799 bps), 1/8/27 (144A)	$ 528,750
3,250,000(a)	Longleaf Pine Re, 21.81%, (GSMMUSTI + 1,793 bps), 5/25/27 (144A)	3,645,200
		$4,173,950

	Windstorm – Texas — 2.9%
1,500,000(a)	Alamo Re, 10.39%, (FHMMUSTF + 654 bps), 6/7/27 (144A)	$ 1,588,050
1,500,000(a)	Alamo Re, 12.284%, (FHMMUSTF + 843 bps), 6/7/27 (144A)	1,611,600
7,000,000(a)	Alamo Re, 12.93%, (FHMMUSTF + 908 bps), 6/7/26 (144A)	7,338,800
3,000,000(a)	Alamo Re, 15.73%, (FHMMUSTF + 1,188 bps), 6/7/26 (144A)	3,156,000
5,500,000(a)	Bluebonnet Re, 9.60%, (FHMMUSTF + 575 bps), 6/7/28 (144A)	5,804,700
4,250,000(a)	Bluebonnet Re, 12.35%, (FHMMUSTF + 850 bps), 6/7/28 (144A)	4,552,175
4,000,000(a)	Bluebonnet Re, 15.60%, (FHMMUSTF + 1,175 bps), 6/7/28 (144A)	4,358,000
The accompanying notes are an integral part of these financial statements.
12Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Windstorm – Texas — (continued)
2,750,000(a)	Bluebonnet Re, 15.88%, (JMMMUSTF + 1,200 bps), 6/7/27 (144A)	$ 2,970,275
13,000,000(a)	Merna Re II, 12.551%, (3 Month U.S. Treasury Bill + 875 bps), 7/7/28 (144A)	13,806,000
		$45,185,600

	Windstorm – U.S. — 1.8%
1,500,000(a)	Cape Lookout Re, 11.052%, (FHMMUSTF + 720 bps), 4/28/26 (144A)	$ 1,545,450
500,000(a)	Gateway Re, 17.741%, (1 Month U.S. Treasury Bill + 1,394 bps), 2/24/26 (144A)	520,250
2,500,000(a)	Lower Ferry Re, 8.496%, (MSMMUSTF + 465 bps), 7/8/26 (144A)	2,562,250
1,900,000(a)	Lower Ferry Re, 9.354%, (MSMMUSTF + 550 bps), 7/8/26 (144A)	1,958,520
1,750,000(a)	Mayflower Re, 8.895%, (FHMMUSTF + 505 bps), 7/8/26 (144A)	1,797,425
3,250,000(a)	Mayflower Re, 10.363%, (FHMMUSTF + 651 bps), 7/8/26 (144A)	3,369,925
2,325,000(a)	Merna Re II, 14.348%, (GSMMUSTI + 1,047 bps), 7/7/26 (144A)	2,471,707
3,250,000(a)	Purple Re, 17.001%, (1 Month Term SOFR + 1,301 bps), 4/24/26 (144A)	3,435,250
6,950,000(a)	Queen Street Re, 11.301%, (3 Month U.S. Treasury Bill + 750 bps), 12/8/25 (144A)	6,984,750
4,000,000(a)	Recoletos Re DAC, 8.801%, (3 Month U.S. Treasury Bill + 500 bps), 1/7/28 (144A)	4,103,200
		$28,748,727

	Windstorm – U.S. & Canada — 0.3%
4,750,000(a)	Titania Re, 17.39%, (BRMMUSDF + 1,353 bps), 2/27/26 (144A)	$ 4,940,475
	Windstorm – U.S. Gulf — 0.2%
500,000(a)	3264 Re, 21.85%, (FHMMUSTF + 1,800 bps), 7/8/27 (144A)	$ 554,150
1,750,000(a)	Gateway Re, 3.801%, (1 Month U.S. Treasury Bill + 0 bps), 12/22/25 (144A)	1,743,875
		$2,298,025

	Windstorm – U.S. Multistate — 2.7%
1,000,000(a)	Charles River Re, 11.502%, (BNMMDTSC + 763 bps), 5/10/27 (144A)	$ 1,060,800
8,000,000(a)	Chartwell Re, 9.88%, (JMMMUSTF + 600 bps), 6/7/28 (144A)	8,386,400
5,500,000(a)	Chartwell Re, 10.88%, (JMMMUSTF + 700 bps), 6/7/28 (144A)	5,713,950
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2513

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Windstorm – U.S. Multistate — (continued)
2,500,000(a)	Chartwell Re, 13.13%, (JMMMUSTF + 925 bps), 6/7/28 (144A)	$ 2,623,750
1,750,000(a)	Citrus Re, 8.36%, (BRMMUSDF + 450 bps), 6/7/28 (144A)	1,813,000
5,350,000(a)	Citrus Re, 11.63%, (BRMMUSDF + 775 bps), 6/7/28 (144A)	5,523,340
5,750,000(a)	Gateway Re, 3.86%, (BRMMUSDF + 0 bps), 12/22/25 (144A)	5,721,250
5,500,000(a)	Gateway Re, 8.051%, (1 Month U.S. Treasury Bill + 425 bps), 7/7/28 (144A)	5,580,300
750,000(a)	Gateway Re, 9.701%, (1 Month U.S. Treasury Bill + 590 bps), 7/8/27 (144A)	781,725
5,250,000(a)	Gateway Re, 14.74%, (BRMMUSDF + 1,088 bps), 7/8/26 (144A)	5,549,250
		$42,753,765

	Windstorm – U.S. Northeast — 0.3%
3,500,000(a)	1886 Re, 8.36%, (BRMMUSDF + 450 bps), 7/9/29 (144A)	$ 3,666,600
1,250,000(a)	3264 Re, 10.85%, (FHMMUSTF + 700 bps), 7/8/27 (144A)	1,321,125
		$4,987,725

	Windstorm – U.S. Regional — 1.3%
2,450,000(a)	Citrus Re, 10.45%, (BRMMUSDF + 659 bps), 6/7/26 (144A)	$ 2,531,830
750,000(a)	Citrus Re, 12.511%, (3 Month U.S. Treasury Bill + 871 bps), 6/7/26 (144A)	779,925
4,250,000(a)	Citrus Re, 13.05%, (BRMMUSDF + 919 bps), 6/7/27 (144A)	4,504,575
4,500,000(a)	Citrus Re, 14.30%, (BRMMUSDF + 1,044 bps), 6/7/27 (144A)	4,824,900
7,500,000(a)	Genesee Street Re, 7.051%, (1 Month U.S. Treasury Bill + 325 bps), 4/7/28 (144A)	7,617,000
		$20,258,230

	Winterstorm – Florida — 1.2%
17,550,000(a)	Lightning Re, 14.878%, (GSMMUSTI + 1,100 bps), 3/31/26 (144A)	$ 18,253,755
	Total Event Linked Bonds	$1,132,090,287

The accompanying notes are an integral part of these financial statements.
14Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Face Amount USD ($)		Value
	Collateralized Reinsurance — 14.1%
	Earthquakes – U.S. — 0.3%
5,030,000(b)(c)+	Adare Re 2025, 9/30/31	$ 5,007,365
	Multiperil – U.S. — 1.0%
15,000,000(b)(c)+	Kettering-PI0059, 3/31/29	$ 15,034,500
	Multiperil – U.S. & Canada — 0.6%
5,456,000(b)(c)+	Falkirk Re 2025 , 3/31/31	$ 5,500,887
4,750,000(b)(c)+	Merion Re 2025-2 , 12/31/30	4,570,450
		$10,071,337

	Multiperil – U.S. Regional — 0.3%
4,930,000(b)(c)+	Ailsa Re 2025, 5/31/31	$ 5,094,548
	Multiperil – Worldwide — 2.2%
10,000,000(b)(c)+	Cheltenham-PI0051 Re 2025, 5/31/29	$ 9,500,000
750,000(b)(c)+	Dartmouth Re, 12/31/27	698,562
18,000,000(b)(c)+	Gamboge Re 2025, 3/31/31	18,193,649
5,000,000(b)(c)+	Phoenix 3 Re, 1/4/39	5,427,500
		$33,819,711

	Windstorm – Florida — 0.7%
4,956,000(b)(c)+	Ipswich-PI0057 Re 2025, 5/31/31	$ 4,994,757
5,799,600(b)(c)+	Mangrove Risk solutions Re, 5/31/31	5,894,134
		$10,888,891

	Windstorm – North Carolina — 2.8%
42,500,000(b)(c)+	Mangrove Risk solutions Re, 4/30/31	$ 43,358,500
	Windstorm – U.S. — 1.9%
9,500,000(b)(c)+	Bongnor Regis-NPI0001, 1/15/26	$ 9,565,550
14,875,000(b)(c)+	Jedburgh-PI0058, 12/15/28	14,990,189
5,800,050(b)(c)+	Mangrove Risk Solutions, 5/31/31	5,892,271
		$30,448,010

	Windstorm – U.S. Multistate — 0.5%
8,200,000(b)(c)+	White Heron Re, 5/31/31	$ 8,278,941
	Windstorm – U.S. Regional — 3.2%
19,950,000(b)(c)+	Grantham-PI0055 Re 2025, 1/15/26	$ 20,134,233
19,875,000(b)(c)+	Harrogate-PI0056, 12/15/28	20,057,850
9,612,500(b)(c)+	Oakmont Re 2025, 3/31/31	9,902,798
		$50,094,881

The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2515

Schedule of Investments  |  10/31/25 (continued)
Face Amount USD ($)		Value
	Winterstorm – Florida — 0.6%
9,865,000(b)(c)+	Mangrove Risk Solutions, 5/31/30	$ 10,020,867
	Total Collateralized Reinsurance	$222,117,551

	Total Insurance-Linked Securities (Cost $1,295,182,301)	$1,354,207,838

Shares
	SHORT TERM INVESTMENTS — 17.5% of Net Assets
	Open-End Fund — 17.5%
275,540,099(d)	Dreyfus Government Cash Management, Institutional Shares, 4.00%	$ 275,540,099
		$275,540,099

	TOTAL SHORT TERM INVESTMENTS (Cost $275,540,099)	$275,540,099

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 103.6% (Cost $1,570,722,400)	$1,629,747,937
	OTHER ASSETS AND LIABILITIES — (3.6)%	$(57,200,506)
	net assets — 100.0%	$1,572,547,431

BNMMDTSC	Dreyfus Treasury Securities Cash Management Fund Yield.
bps	Basis Points.
BRMMUSDF	BlackRock Liquidity Fund Treasury Trust Fund Portfolio Fund Yield.
CAONINDX	Canadian Overnight Repo Rate Average.
EURIBOR	Euro Interbank Offered Rate.
FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield.
FRMMUSTI	Western Asset Institutional US Treasury Reserves Fund Yield.
GSMMUSTI	Goldman Sachs Financial Square Treasury Solutions Fund Yield.
JMMMUSTF	JPMorgan 100% US Treasury Securities Money Market Fund Yield.
MSMMUSTF	MSILF Treasury Securities Portfolio Fund Yield.
SOFR	Secured Overnight Financing Rate.
The accompanying notes are an integral part of these financial statements.
16Victory Pioneer CAT Bond Fund | Annual | 10/31/25

(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2025, the value of these securities amounted to $1,132,090,287, or 72.0% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2025.
(b)	Non-income producing security.
(c)	Issued as participation notes.
(d)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2025.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale (see Notes to Financial Statements — Note 1H).
Restricted Securities	Acquisition date	Cost	Value
123 Lights Re	8/12/2025	$1,000,000	$998,500
1886 Re	5/15/2025	3,500,000	3,666,600
3264 Re	6/24/2024	1,250,000	1,321,125
3264 Re	6/24/2024	500,000	554,150
3264 Re	1/24/2025	7,000,000	7,106,400
3264 Re	5/19/2025	7,500,000	7,905,750
Acorn Re	10/25/2024	5,750,000	5,874,200
Acorn Re	10/25/2024	9,250,143	9,240,750
Acorn Re	10/17/2025	14,750,000	14,749,339
Adare Re 2025	9/23/2025	4,964,412	5,007,365
Ailsa Re 2025	7/31/2025	4,710,477	5,094,548
Alamo Re	4/12/2023	7,070,641	7,338,800
Alamo Re	4/4/2024	1,500,000	1,588,050
Alamo Re	4/4/2024	1,500,000	1,611,600
Alamo Re	4/4/2024	3,000,000	3,156,000
Aquila Re	5/10/2023	400,000	414,800
Aquila Re	5/10/2023	250,000	256,425
Aquila Re	5/10/2023	1,400,000	1,464,820
Aquila Re	4/26/2024	2,250,000	2,343,600
Aquila Re	4/26/2024	3,750,000	4,003,125
Armor Re	4/11/2024	2,000,000	2,171,000
Armor Re	12/11/2024	9,250,000	9,858,650
Ashera Re	3/21/2024	5,750,000	5,955,850
Atela Re, Ltd.	4/29/2024	3,000,000	3,312,300
Atlas Capital	5/17/2023	2,150,000	2,227,830
Atlas Capital	4/3/2025	5,000,000	5,169,500
Atlas Re	5/24/2024	3,000,000	3,343,200
Azzurro Re II	3/21/2024	1,085,650	1,173,744
Baldwin Re	6/21/2023	750,000	775,500
Baldwin Re	6/16/2025	6,500,000	6,712,550
Black Kite Re	4/24/2025	1,000,000	1,012,800
Blue Ridge Re	11/14/2023	500,000	528,750
Blue Sky Re	12/11/2023	2,152,900	2,383,680
Bluebonnet Re	5/8/2025	5,500,000	5,804,700
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2517

Schedule of Investments  |  10/31/25 (continued)
Restricted Securities	Acquisition date	Cost	Value
Bluebonnet Re	5/8/2025	$4,250,000	$4,552,175
Bluebonnet Re	5/8/2025	4,000,000	4,358,000
Bluebonnet Re	5/8/2025	2,750,000	2,970,275
Bonanza Re	12/16/2024	9,750,000	9,898,200
Bonanza Re	12/16/2024	16,000,000	16,510,400
Bongnor Regis-NPI0001	8/8/2025	8,660,675	9,565,550
Bridge Street Re	12/24/2024	12,250,000	12,515,825
Cape Lookout Re	4/14/2023	1,502,460	1,545,450
Cat Re 2001	11/14/2023	9,211,484	9,710,650
Charles River Re	4/5/2024	1,000,000	1,060,800
Chartwell Re	5/2/2025	8,000,000	8,386,400
Chartwell Re	5/2/2025	5,500,000	5,713,950
Chartwell Re	5/2/2025	2,500,000	2,623,750
Cheltenham-PI0051 Re 2025	6/11/2025	8,021,500	9,500,000
Citrus Re	4/27/2023	750,000	779,925
Citrus Re	4/27/2023	2,461,947	2,531,830
Citrus Re	3/19/2024	4,250,000	4,504,575
Citrus Re	3/19/2024	4,500,000	4,824,900
Citrus Re	3/5/2025	5,350,000	5,523,340
Citrus Re	3/5/2025	1,750,000	1,813,000
Commonwealth Re	5/30/2025	10,000,000	10,268,000
Dartmouth Re	5/8/2025	585,750	698,562
Falkirk Re 2025	6/26/2025	5,100,958	5,500,887
Finca Re	6/4/2025	10,000,000	10,403,000
First Coast Re	3/24/2023	600,000	620,700
First Coast Re	2/21/2025	7,000,000	7,270,900
First Coast Re	2/21/2025	7,750,000	8,120,450
FloodSmart Re	2/23/2023	1,000,000	1,035,900
FloodSmart Re	2/23/2023	250,000	100,000
FloodSmart Re	2/29/2024	7,750,000	8,296,375
FloodSmart Re	2/29/2024	4,534,114	4,730,400
Foundation Re	12/19/2023	5,250,000	5,402,250
Four Lakes Re	3/3/2023	250,000	252,250
Four Lakes Re	12/8/2023	3,256,268	3,334,175
Four Lakes Re	12/8/2023	2,750,220	2,839,650
Four Lakes Re	12/11/2024	9,118,498	9,277,776
Four Lakes Re	12/11/2024	8,000,000	8,269,600
Fuchsia 2024-1	12/18/2024	9,000,000	9,261,000
Galileo Re	12/4/2023	7,197,006	7,396,860
Galileo Re	12/4/2023	6,718,588	6,760,300
Gamboge Re 2025	4/23/2025	15,605,541	18,193,649
Gateway Re	2/3/2023	500,000	520,250
Gateway Re	7/14/2023	5,279,966	5,549,250
Gateway Re	3/11/2024	750,000	781,725
Gateway Re	2/12/2025	5,500,000	5,580,300
Gateway Re	2/12/2025	5,686,799	5,721,250
Gateway Re	7/2/2025	1,715,399	1,743,875
Genesee Street Re	4/28/2025	7,500,000	7,617,000
Grantham-PI0055 Re 2025	7/22/2025	18,573,450	20,134,233
Harrogate-PI0056	7/29/2025	18,314,813	20,057,850
Herbie Re	2/15/2024	6,000,000	6,099,000
The accompanying notes are an integral part of these financial statements.
18Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Restricted Securities	Acquisition date	Cost	Value
Herbie Re	2/15/2024	$1,500,000	$1,549,200
Herbie Re	12/17/2024	5,000,000	5,190,500
Herbie Re	12/17/2024	2,000,000	2,145,200
Herbie Re	12/17/2024	1,500,000	1,548,450
Hestia Re	2/27/2025	2,500,000	2,559,750
Hestia Re	2/27/2025	1,000,000	1,040,500
Hexagon IV Re	10/29/2025	7,829,663	7,780,388
Hexagon IV Re	10/29/2025	1,739,925	1,728,975
High Point Re	12/1/2023	1,500,000	1,537,500
Hypatia Re	3/27/2023	2,117,363	2,181,060
Hypatia Re	10/7/2025	3,677,967	3,668,000
Integrity Re	3/1/2024	3,000,000	3,195,000
Integrity Re	3/1/2024	1,500,000	1,692,450
Integrity Re	2/21/2025	5,500,000	5,759,600
Integrity Re	2/21/2025	4,250,000	4,489,700
Integrity Re	2/21/2025	3,500,000	3,664,150
Integrity Re	2/21/2025	3,750,000	3,963,375
Integrity Re	2/21/2025	10,000,000	10,687,000
Integrity Re	2/21/2025	1,250,000	1,430,375
International Bank for Reconstruction & Development	3/17/2023	250,000	251,750
International Bank for Reconstruction & Development	4/3/2024	1,500,000	1,540,950
International Bank for Reconstruction & Development	4/3/2024	2,000,000	2,184,000
International Bank for Reconstruction & Development	4/3/2024	500,000	511,000
International Bank for Reconstruction & Development	5/1/2024	1,500,000	1,586,100
Ipswich-PI0057 Re 2025	8/13/2025	4,511,535	4,994,757
Jedburgh-PI0058	7/29/2025	12,693,953	14,990,189
Kendall Re	4/22/2024	2,500,000	2,629,000
Kendall Re	4/22/2024	10,000,000	10,514,000
Kettering-PI0059	9/2/2025	13,833,750	15,034,500
Kilimanjaro II Re	6/24/2024	8,498,195	8,626,200
Kilimanjaro II Re	6/24/2024	4,500,000	4,737,150
Kilimanjaro II Re	6/23/2025	10,000,000	10,323,000
Kilimanjaro II Re	6/23/2025	6,750,000	7,036,200
Kilimanjaro II Re	6/23/2025	14,250,000	14,790,075
Kilimanjaro II Re	6/23/2025	14,750,000	15,435,875
Kilimanjaro III Re	1/12/2024	2,984,053	3,133,200
Lapis Re	3/20/2025	2,500,000	2,598,500
Lightning Re	3/20/2023	17,846,418	18,253,755
Lion Re	5/22/2025	1,127,850	1,155,301
Lion Re	5/22/2025	1,127,850	1,160,603
Liongate Re	5/14/2025	1,000,000	1,001,500
Locke Tavern Re	3/23/2023	1,150,000	1,169,665
Logistics Re	10/22/2024	500,000	511,300
Long Point Re IV	2/23/2023	3,992,547	4,058,000
Longleaf Pine Re	10/15/2024	3,414,013	3,645,200
Lower Ferry Re	6/23/2023	2,500,156	2,562,250
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2519

Schedule of Investments  |  10/31/25 (continued)
Restricted Securities	Acquisition date	Cost	Value
Lower Ferry Re	3/11/2024	$1,910,376	$1,958,520
Mangrove Risk Solutions	6/25/2025	9,055,306	10,020,867
Mangrove Risk Solutions	7/18/2025	5,365,584	5,892,271
Mangrove Risk solutions Re	6/26/2025	40,273,688	43,358,500
Mangrove Risk solutions Re	7/17/2025	5,461,220	5,894,134
Marlon Re	5/24/2024	750,000	802,650
Maschpark Re	11/26/2024	1,500,000	1,545,000
Matterhorn Re	8/7/2025	2,490,274	2,506,250
Matterhorn Re	9/12/2025	2,250,000	2,262,600
Matterhorn Re	9/12/2025	750,000	753,750
Mayflower Re	6/26/2023	1,750,000	1,797,425
Mayflower Re	6/21/2024	2,000,000	2,062,000
Mayflower Re	7/19/2024	3,265,839	3,369,925
Mayflower Re	5/22/2025	7,500,000	7,702,500
Merion Re 2025-2	6/27/2025	4,019,703	4,570,450
Merna Re Companywide	5/14/2025	28,250,000	30,343,325
Merna Re Enterprise	5/14/2025	16,500,000	17,169,900
Merna Re II	4/5/2023	350,000	367,115
Merna Re II	4/5/2023	2,368,425	2,471,707
Merna Re II	5/8/2024	1,291,413	1,361,318
Merna Re II	5/8/2024	2,000,000	2,130,600
Merna Re II	5/8/2024	5,009,677	5,238,500
Merna Re II	5/14/2025	7,000,000	7,313,600
Merna Re II	5/14/2025	13,000,000	13,806,000
MetroCat Re	5/12/2023	2,005,626	2,031,000
MMIFS Re	1/8/2025	695,289	715,197
Mona Lisa Re	6/13/2024	500,000	548,200
Montoya Re	1/23/2025	5,750,000	5,863,850
Montoya Re	9/2/2025	516,899	524,950
Mystic Re	12/12/2023	20,027,631	21,206,850
Mystic Re	12/17/2024	5,000,000	5,110,500
Mystic Re	12/17/2024	1,750,000	1,826,475
Mystic Re	12/17/2024	750,000	637,500
Nakama Re	4/14/2023	250,000	253,600
Nakama Re	4/16/2024	8,001,126	8,122,400
Nakama Re	4/11/2025	2,000,000	2,019,800
Nature Coast Re	11/16/2023	2,255,477	2,353,950
Nature Coast Re	12/27/2024	8,750,000	9,548,000
Nature Coast Re	3/28/2025	3,500,000	3,670,100
Northshore Re II	3/14/2025	19,750,000	20,139,075
Oakmont Re 2025	7/22/2025	8,743,726	9,902,798
Oceanside Re	5/2/2025	3,250,000	3,350,425
Ocelot Re	1/28/2025	8,184,282	8,237,600
Ocelot Re	2/14/2025	9,750,000	9,991,800
Orange Capital Re DAC	11/5/2024	546,225	595,402
Palm Re	4/4/2024	10,103,885	10,694,000
Palm Re	4/1/2025	12,750,000	13,513,725
Phoenix 3 Re	12/23/2024	5,000,000	5,427,500
Puerto Rico Parametric Re	6/14/2024	500,000	532,500
Purple Re	4/6/2023	3,262,129	3,435,250
Purple Re	4/2/2024	3,600,000	3,830,040
The accompanying notes are an integral part of these financial statements.
20Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Restricted Securities	Acquisition date	Cost	Value
Purple Re	5/6/2025	$6,500,000	$6,910,800
Purple Re	5/6/2025	5,500,000	5,763,450
Queen Street Re	5/12/2023	6,952,645	6,984,750
Ramble Re	2/26/2024	5,000,000	5,026,500
Recoletos Re DAC	12/9/2024	4,000,000	4,103,200
Residential Re	9/19/2023	498,880	501,250
Residential Re	7/10/2024	2,486,754	2,519,250
Residential Re	11/4/2024	5,000,000	5,217,000
Residential Re	11/4/2024	9,511,000	9,914,200
Residential Re	11/4/2024	8,000,000	8,732,000
Residential Re	10/15/2025	3,307,239	3,319,375
Residential Re	10/17/2025	27,500,000	27,496,912
Residential Re	10/17/2025	30,000,000	29,995,857
Riverfront Re	4/18/2025	1,500,000	1,603,350
Sakura Re	3/21/2025	2,750,000	2,756,050
Sanders Re	5/24/2023	1,000,000	1,039,000
Sanders Re	1/16/2024	7,876,603	8,194,850
Sanders Re	12/10/2024	12,578,968	12,825,242
Sanders Re	12/10/2024	18,001,567	18,703,800
Sanders Re	3/13/2025	2,250,000	2,317,950
Sanders Re	3/13/2025	1,500,000	1,576,650
Sanders Re	3/13/2025	4,769,118	4,915,775
Sanders Re	3/13/2025	5,326,339	5,563,425
Sanders Re II	5/22/2025	8,250,000	8,731,800
Sanders Re III	2/14/2023	1,484,633	1,514,850
Sanders Re III	3/24/2023	700,000	727,930
Silk Road Re	12/23/2024	2,000,000	2,020,000
Solomon Re	6/12/2023	6,862,501	6,965,920
Stabilitas Re	6/7/2023	3,905,308	4,034,160
Sutter Re	6/6/2023	1,769,748	1,799,600
Sutter Re	6/6/2023	15,647,328	15,757,301
Titania Re	2/16/2023	1,000,000	1,038,900
Titania Re	2/16/2023	4,757,303	4,940,475
Titania Re	11/14/2024	4,250,000	4,389,825
Titania Re	11/14/2024	3,750,000	3,942,000
Tomoni Re	5/31/2023	1,496,136	1,511,550
Tomoni Re	3/25/2024	750,000	761,775
Topanga Re	10/5/2023	1,635,362	1,643,400
Torrey Pines Re	5/18/2023	8,204,318	8,237,125
Torrey Pines Re	7/16/2024	504,015	523,450
Torrey Pines Re	1/29/2025	330,909	338,390
Torrey Pines Re	4/25/2025	8,250,000	8,443,050
Torrey Pines Re	4/25/2025	10,750,000	11,123,025
Torrey Pines Re	4/25/2025	6,250,000	6,445,000
Ursa Re	10/10/2023	4,334,314	4,439,550
Ursa Re	12/22/2023	1,000,183	1,001,500
Ursa Re	1/8/2024	1,754,175	1,796,375
Ursa Re	11/22/2024	5,142,138	5,206,500
Ursa Re	2/10/2025	10,750,000	10,914,475
Ursa Re II	6/6/2025	9,500,000	9,677,650
Veraison Re	1/30/2024	2,000,000	2,056,600
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2521

Schedule of Investments  |  10/31/25 (continued)
Restricted Securities	Acquisition date	Cost	Value
Veraison Re	1/30/2025	$10,500,000	$10,619,700
Veraison Re	1/30/2025	1,250,000	1,264,375
Vitality Re XIII	3/6/2023	498,361	500,200
Vitality Re XV	1/22/2024	1,000,000	1,013,800
Vitality Re XV	1/22/2024	500,000	511,950
Vitality Re XVI	1/23/2025	750,000	750,150
Vitality Re XVI	1/23/2025	750,000	750,375
Vitality Re XVI	1/23/2025	2,750,000	2,756,875
White Heron Re	7/24/2025	7,757,309	8,278,941
Windmill III Re DAC	6/12/2024	810,450	882,210
Winston Re	2/14/2024	2,250,000	2,419,200
Winston Re	2/14/2024	500,000	537,800
Winston Re	2/6/2025	12,500,000	13,018,750
Yosemite Re	3/18/2025	1,000,000	1,061,700
Total Restricted Securities			$1,354,207,838
% of Net assets			86.1%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation
USD	9,593,469	EUR	8,250,000	Goldman Sachs & Co.	12/31/25	$50,504
USD	7,344,401	EUR	6,250,000	JPMorgan Chase Bank NA	12/31/25	114,882
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$165,386
USD	United States Dollar
EUR	Euro
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended October 31, 2025, aggregated $980,759,482 and $92,354,229, respectively.
At October 31, 2025, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,609,683,420 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$59,437,051
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(39,364,351)
Net unrealized appreciation	$20,072,700
The accompanying notes are an integral part of these financial statements.
22Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes – U.S.	$—	$—	$5,007,365	$5,007,365
Multiperil – U.S.	—	—	15,034,500	15,034,500
Multiperil – U.S. & Canada	—	—	10,071,337	10,071,337
Multiperil – U.S. Regional	—	—	5,094,548	5,094,548
Multiperil – Worldwide	—	—	33,819,711	33,819,711
Windstorm – Florida	—	—	10,888,891	10,888,891
Windstorm – North Carolina	—	—	43,358,500	43,358,500
Windstorm – U.S.	—	—	30,448,010	30,448,010
Windstorm – U.S. Multistate	—	—	8,278,941	8,278,941
Windstorm – U.S. Regional	—	—	50,094,881	50,094,881
Winterstorm – Florida	—	—	10,020,867	10,020,867
All Other Insurance-Linked Securities	—	1,132,090,287	—	1,132,090,287
Open-End Fund	275,540,099	—	—	275,540,099
Total Investments in Securities	$275,540,099	$1,132,090,287	$222,117,551	$1,629,747,937
Other Financial Instruments
Net unrealized appreciation on forward foreign currency exchange contracts	$—	$165,386	$—	$165,386
Total Other Financial Instruments	$—	$165,386	$—	$165,386
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2523

Schedule of Investments  |  10/31/25 (continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
Insurance- Linked Securities
Balance as of 10/31/24	$31,605,230
Realized gain (loss)(1)	1
Changed in unrealized appreciation (depreciation)(2)	17,815,726
Return of capital	(18,864,513)
Purchases	203,865,927
Sales	(12,304,820)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 10/31/25	$222,117,551
(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the year ended October 31, 2025, there were no transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2025:	$20,864,201
The accompanying notes are an integral part of these financial statements.
24Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Statement of Assets and Liabilities  |  10/31/25
ASSETS:
Investments in unaffiliated issuers, at value (cost $1,570,722,400)	$1,629,747,937
Foreign currencies, at value (cost $66,420)	65,792
Unrealized appreciation on forward foreign currency exchange contracts	165,386
Receivables —
Fund shares sold	12,590,090
Dividends	38,741
Interest	9,272,613
Due from the Adviser	2,208
Other assets	66,288
Total assets	$1,651,949,055
LIABILITIES:
Payables —
Investment securities purchased	$75,330,307
Fund shares repurchased	2,212,718
Trustees’ fees	3,788
Management fees	1,546,782
Administrative expenses	52,908
Distribution fees	580
Accrued expenses	254,541
Total liabilities	$79,401,624
NET ASSETS:
Paid-in capital	$1,443,140,981
Distributable earnings	129,406,450
Net assets	$1,572,547,431
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A* (based on $9,873,201/825,779 shares)	$11.96
Class R6* (based on $201,385,492/16,933,479 shares)	$11.89
Class Y* (based on $1,361,288,738/114,623,643 shares)	$11.88
MAXIMUM OFFERING PRICE PER SHARE:
Class A* (based on $11.96 net asset value per share/100%-2.25% maximum sales charge)	$12.24

*	Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class K, and Class Y shares of the Predecessor Fund received Class A, Class R6, and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2525

Statement of Operations FOR THE YEAR ENDED 10/31/25
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $(2,621))	$84,952,951
Dividends from unaffiliated issuers	4,421,927
Total Investment Income		$89,374,878
EXPENSES:
Management fees	$11,281,580
Administrative expenses	363,351
Transfer agent fees
Class A*	1,252
Class R6*	42
Class Y*	1,018,746
Distribution fees
Class A*	5,691
Shareholder communications expense	46,002
Custodian fees	2,752
Registration fees	291,775
Professional fees	98,113
Printing expense	35,923
Officers’ and Trustees’ fees	35,982
Insurance expense	9,322
Miscellaneous	20,422
Total expenses		$13,210,953
Less fees waived and expenses reimbursed by the Adviser		(2,208)
Net expenses		$13,208,745
Net investment income		$76,166,133
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(1,824,244)
Forward foreign currency exchange contracts	(299,854)
Other assets and liabilities denominated in foreign currencies	2,234	$(2,121,864)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$48,833,278
Forward foreign currency exchange contracts	87,027
Other assets and liabilities denominated in foreign currencies	8,151	$48,928,456
Net realized and unrealized gain (loss) on investments		$46,806,592
Net increase in net assets resulting from operations		$122,972,725

*	Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class K, and Class Y shares of the Predecessor Fund received Class A, Class R6, and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
26Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Statement of Changes in Net  Assets
	Year Ended 10/31/25	Year Ended 10/31/24
FROM OPERATIONS:
Net investment income (loss)	$76,166,133	$30,451,249
Net realized gain (loss) on investments	(2,121,864)	(625,623)
Change in net unrealized appreciation (depreciation) on investments	48,928,456	8,772,562
Net increase in net assets resulting from operations	$122,972,725	$38,598,188
DISTRIBUTIONS TO SHAREHOLDERS:
Class A* ($1.11 and $0.84 per share, respectively)	$(105,272)	$(11,981)
Class R6* ($1.13 and $0.98 per share, respectively)	(5,562,723)	(809,165)
Class Y* ($1.12 and $0.97 per share, respectively)	(41,669,746)	(6,984,130)
Total distributions to shareholders	$(47,337,741)	$(7,805,276)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$1,247,702,918	$483,555,164
Reinvestment of distributions	44,886,280	7,799,623
Cost of shares repurchased	(234,829,472)	(167,194,321)
Net increase in net assets resulting from Fund share transactions	$1,057,759,726	$324,160,466
Net increase in net assets	$1,133,394,710	$354,953,378
NET ASSETS:
Beginning of year	$439,152,721	$84,199,343
End of year	$1,572,547,431	$439,152,721

*	Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class K, and Class Y shares of the Predecessor Fund received Class A, Class R6, and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2527

Statement of Changes in Net  Assets
(continued)
	Year Ended 10/31/25 Shares	Year Ended 10/31/25 Amount	Year Ended 10/31/24 Shares	Year Ended 10/31/24 Amount
Class A*
Shares sold	829,472	$9,683,965	66,202	$741,978
Reinvestment of distributions	9,765	105,272	1,034	10,715
Less shares repurchased	(89,404)	(1,012,312)	(45,310)	(504,596)
Net increase	749,833	$8,776,925	21,926	$248,097
Class R6*
Shares sold	12,456,059	$139,690,578	4,048,765	$43,414,863
Reinvestment of distributions	315,098	3,368,392	78,866	809,165
Less shares repurchased	(646,597)	(7,245,266)	(193,641)	(2,152,104)
Net increase	12,124,560	$135,813,704	3,933,990	$42,071,924
Class Y*
Shares sold	98,191,283	$1,098,328,375	40,671,210	$439,398,323
Reinvestment of distributions	3,873,959	41,412,616	680,287	6,979,743
Less shares repurchased	(20,296,332)	(226,571,894)	(15,123,217)	(164,537,621)
Net increase	81,768,910	$913,169,097	26,228,280	$281,840,445

*	Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class K, and Class Y shares of the Predecessor Fund received Class A, Class R6, and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
28Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Statement of Cash Flows FOR THE YEAR ENDED 10/31/25
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$122,972,725
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and foreign currencies from operating activities:
Purchases of investment securities	$(889,111,653)
Proceeds from disposition and maturity of investment securities	92,354,229
Net purchases of short term investments	(311,004,439)
Net accretion and amortization of discount/premium on investment securities	1,821,268
Net realized loss on investments in unaffiliated issuers	1,824,244
Change in unrealized appreciation on investments in unaffiliated issuers	(48,833,278)
Change in unrealized appreciation on forward foreign currency exchange contracts	(87,027)
Change in unrealized appreciation on other assets and liabilities denominated in foreign currencies	(8,151)
Increase in dividends receivable	(38,702)
Increase in interest receivable	(6,065,649)
Increase in due from the Adviser	(2,208)
Increase in other assets	(24,781)
Increase in management fees payable	1,503,918
Increase in Trustees’fees payable	2,569
Decrease in transfer agent fees payable	(77,549)
Increase in administrative expenses payable	44,842
Increate in distribution fees payable	562
Increase in accrued expenses payable	167,416
Net cash and foreign currencies from operating activities	$(1,034,561,664)
Cash Flows from Financing Activities:
Proceeds from shares sold	$1,237,431,495
Foreign currency due to custodian	(1,944)
Distributions to shareholders	(47,337,741)
Less shares repurchased	(234,734,174)
Reinvestment of distributions	44,886,280
Net cash flows used in financing activities	$1,000,243,916
Cash Impact From Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$8,151
NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCIES	$(34,309,597)
Cash and foreign currencies:
Beginning of year*	$34,375,389
End of year*	$65,792
*	The following table provides a reconciliation of cash and foreign currencies reported Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year Ended 10/31/25	Year Ended 10/31/24
Cash	$—	$34,375,389
Foreign currencies, at value	65,792	—
Total cash and foreign currencies shown in the Statement of Cash Flows	$65,792	$34,375,389
The accompanying notes are an integral part of these financial statements
Victory Pioneer CAT Bond Fund | Annual | 29

Financial Highlights
	Year Ended 10/31/25	Year Ended 10/31/24	1/27/23* to 10/31/23
Class A**
Net asset value, beginning of period	$11.72	$11.12	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.88	$1.23	$0.77
Net realized and unrealized gain (loss) on investments	0.47	0.21	0.35
Net increase (decrease) from investment operations	$1.35	$1.44	$1.12
Distributions to shareholders:
Net investment income	$(1.11)	$(0.84)	$—
Total distributions	$(1.11)	$(0.84)	$—
Net increase (decrease) in net asset value	$0.24	$0.60	$1.12
Net asset value, end of period	$11.96	$11.72	$11.12
Total return (b)	12.53%	13.98%	11.20%(c)
Ratio of net expenses to average net assets	1.71%	1.70%	1.68%(d)
Ratio of net investment income (loss) to average net assets	7.77%	11.09%	9.65%(d)
Portfolio turnover rate	11%	25%	77%(c)
Net assets, end of period (in thousands)	$9,873	$890	$601
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.81%	1.70%	2.26%(d)
Net investment income (loss) to average net assets	7.67%	11.09%	9.07%(d)
*	Class A commenced operations on January 27, 2023.
**	Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class K, and Class Y shares of the Predecessor Fund received Class A, Class R6, and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
30Victory Pioneer CAT Bond Fund | Annual | 10/31/25

	Year Ended 10/31/25	Year Ended 10/31/24	1/27/23* to 10/31/23
Class R6**
Net asset value, beginning of period	$11.65	$11.15	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.92	$1.25	$0.86
Net realized and unrealized gain (loss) on investments	0.45	0.23	0.29
Net increase (decrease) from investment operations	$1.37	$1.48	$1.15
Net investment income	(1.13)	(0.98)	—
Total distributions	$(1.13)	$(0.98)	$—
Net increase (decrease) in net asset value	$0.24	$0.50	$1.15
Net asset value, end of period	$11.89	$11.65	$11.15
Total return (b)	12.80%	14.43%	11.50%(c)
Ratio of net expenses to average net assets	1.29%	1.33%	1.39%(d)
Ratio of net investment income (loss) to average net assets	8.15%	11.46%	10.70%(d)
Portfolio turnover rate	11%	25%	77%(c)
Net assets, end of period (in thousands)	$201,385	$56,009	$9,755
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.29%	1.33%	1.96%(d)
Net investment income (loss) to average net assets	8.15%	11.46%	10.13%(d)
*	Class K commenced operations on January 27, 2023.
**	Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class K, and Class Y shares of the Predecessor Fund received Class A, Class R6, and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2531

Financial Highlights (continued)
	Year Ended 10/31/25	Year Ended 10/31/24	1/27/23* to 10/31/23
Class Y**
Net asset value, beginning of period	$11.63	$11.14	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.91	$1.23	$0.85
Net realized and unrealized gain (loss) on investments	0.46	0.23	0.29
Net increase (decrease) from investment operations	$1.37	$1.46	$1.14
Net investment income	(1.12)	(0.97)	—
Total distributions	$(1.12)	$(0.97)	$—
Net increase (decrease) in net asset value	$0.25	$0.49	$1.14
Net asset value, end of period	$11.88	$11.63	$11.14
Total return (b)	12.82%	14.27%	11.40%(c)
Ratio of net expenses to average net assets	1.42%	1.46%	1.50%(d)
Ratio of net investment income (loss) to average net assets	8.10%	11.27%	10.55%(d)
Portfolio turnover rate	11%	25%	77%(c)
Net assets, end of period (in thousands)	$1,361,289	$382,254	$73,843
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.42%	1.46%	2.11%(d)
Net investment income (loss) to average net assets	8.10%	11.27%	9.94%(d)
*	Class Y commenced operations on January 27, 2023.
**	Pioneer CAT Bond Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class K, and Class Y shares of the Predecessor Fund received Class A, Class R6, and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
32Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Notes to Financial Statements  |  10/31/25
1. Organization and Signiﬁcant Accounting Policies
Victory Pioneer CAT Bond Fund (the “Fund”) is one of 26 portfolios comprising Victory Portfolios IV (the “Trust”), a Delaware statutory trust, and the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company.
The Fund, which commenced operations on May 2, 2025, is the successor to Pioneer CAT Bond Fund (the “Predecessor Fund”) and, accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. The Predecessor Fund transferred all of the net assets of Class A, Class K, and Class Y shares in exchange for the Fund’s Class A, Class R6, and Class Y shares, respectively, on May 2, 2025 pursuant to an agreement and plan of reorganization (the “Reorganization”) which was approved by the shareholders of the Predecessor Fund on April 28, 2025. Accordingly, the Reorganization, which did not result in any federal income tax to the Predecessor Fund or its shareholders, had no effect on the Fund’s operations. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers three classes of shares designated as Class A, Class R6 and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Second Amended and Restated Trust Instrument of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class R6 or Class Y shares.
Prior to April 1, 2025, Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., served as the Fund’s investment adviser (“Amundi US”). Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital” or the “Adviser”) serves as the Fund’s investment adviser. See Note 9. Prior to April 1, 2025, Amundi Distributor US, Inc., an affiliate of Amundi US, served as the Fund’s distributor.  Effective April 1, 2025, Victory Capital Services, Inc. (the “Distributor”), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2533

The Fund complies with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The management committee of the Adviser acts as the Fund’s Chief Operations Decision Maker (CODM), which assesses performance and allocates resources with respect to the Fund. The Fund’s operations constitute a single operating segment and therefore, a single reportable segment, because the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM manages the business activities using information of the Fund as a whole, and assesses performance of the Fund. The financial information provided to and reviewed by the CODM is the same as that presented within the Fund’s financial statements.
On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of ASU 2023-09 and does not believe it will have a material impact on the Fund’s financial statements.
The Fund is a series portfolio of a registered investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
34Victory Pioneer CAT Bond Fund | Annual | 10/31/25

A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
The value of foreign securities is converted into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities subject to oversight by the Board of Trustees.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such fund’s net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples
Victory Pioneer CAT Bond Fund | Annual | 10/31/2535

of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity, tariffs, or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend date in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of October 31, 2025, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules,
36Victory Pioneer CAT Bond Fund | Annual | 10/31/25

which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
At October 31, 2025, the Fund reclassified $15,694,828 to increase distributable earnings and $15,694,828 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
At October 31, 2025, the Fund was permitted to carry forward indefinitely $605,802 of short-term losses and $2,139,089 of long-term losses.
The tax character of distributions paid during the year ended October 31, 2024 was as follows:
	2025	2024
Distributions paid from:
Ordinary income	$47,337,741	$7,805,276
Total	$47,337,741	$7,805,276
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2025:
2025
Distributable earnings/(losses):
Undistributed ordinary income	$112,078,641
Capital loss carryforward	(2,744,891)
Net unrealized appreciation	20,072,700
Total	$129,406,450
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax adjustments relating to ILS securities and the mark-to-market of foreign currency contracts.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. Amundi Distributors US, Inc., the Predecessor Fund’s distributor, and the Distributor earned $2,738 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2025.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 5). Class R6
Victory Pioneer CAT Bond Fund | Annual | 10/31/2537

and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund generally pays dividends from any net investment income in December. Short- and long-term capital gain distributions are paid in November. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class R6 and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following the commencement of the conflict in Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading
38Victory Pioneer CAT Bond Fund | Annual | 10/31/25

partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, China enters into military conflict with Taiwan, the Philippines or another neighbor, or other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund invests at least 80% of its net assets in catastrophe (CAT) bonds. The Fund may also invest in other forms of insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in a CAT bond or other ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.I.
The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade ("high yield"), or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
In response to the military conflict in Ukraine commencing in 2022, the United States and other countries issued broad-ranging economic sanctions against Russia and Belarus and certain companies and
Victory Pioneer CAT Bond Fund | Annual | 10/31/2539

individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these intermediaries may in turn rely on their service providers, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser, service providers or intermediaries may cause disruptions and impact business operations. This may cause financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions; loss of or unauthorized access to private shareholder information; and violations of applicable privacy; and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those
40Victory Pioneer CAT Bond Fund | Annual | 10/31/25

securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2025 are listed in the Schedule of Investments.
I.	Catastrophe (CAT) Bonds and Other Insurance-Linked Securities (“ILS”)
The Fund invests in CAT Bonds (also known as event-linked bonds) and may invest in other ILS. The Fund could lose a portion or all of the principal it has invested in a CAT bond or other ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, CAT bonds and other ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, CAT bonds and other ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Where the CAT bond or other ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from
Victory Pioneer CAT Bond Fund | Annual | 10/31/2541

unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the year ended October 31, 2025, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2025 was $0 and $8,110,701 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2025 are listed in the Schedule of Investments.
2. Investment Advisory Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Advisory Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 1.20% of the Fund’s average daily net assets up to $1 billion and 1.00% of the Fund’s average daily net assets over $1 billion. For the year ended October 31, 2025, the effective management fee (exclusive of waivers and/or assumption of expenses) was equivalent to 1.20% of the Fund’s average daily net assets.
Prior to the Reorganization, Amundi Asset Management US, Inc. (“Amundi US”) served as the investment adviser of the Predecessor Fund. Under an investment management agreement with Amundi US, the Predecessor Fund paid management fee at the annual rate of 1.20% of the Predecessor Fund's average daily net assets up to $1 billion and 1.00% of the Fund’s average daily net assets over $1 billion.
Effective April 1, 2025, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.70%, 1.33% and 1.46% of the average daily net assets attributable to Class A, Class R6 and Class Y shares, respectively. These expense limitations will be in effect through April 1, 2028. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees. Fees waived and expenses reimbursed during the year ended October 31, 2025 are reflected on the Statement of Operations.
Prior to the Reorganization, Amundi US contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent
42Victory Pioneer CAT Bond Fund | Annual | 10/31/25

required to reduce Fund expenses to 1.75%, 1.50% and 1.50%, of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $1,546,782 in management fees payable to the Adviser at October 31, 2025.
Effective April 1, 2025, Victory Capital also serves as the Fund’s administrator and fund accountant. Under the Administration and Fund Accounting Agreement, Victory Capital is paid an administration and servicing fee based on a percentage of the average daily net assets of the Fund. The tiered rates at which Victory Capital is paid by the Fund are shown in the table below:
Net Assets
Up to $15 billion	$15 billion to $30 billion	$30 billion to $85 billion	In excess of $85 billion
0.08%	0.05%	0.04%	0.03%
Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations in Administration expenses.
Bank of New York Mellon (“BNY”) acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between Victory Capital and BNY. Victory Capital pays BNY a fee for providing these services.
The Fund reimburses Victory Capital and BNY for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations as Administration expenses.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. The Adviser pays the remaining portion of the chief compliance officer’s compensation. For the year ended October 31, 2025, the Fund and the Predecessor Fund paid $35,982 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At October 31, 2025, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $3,788 and a payable for administrative expenses of $52,908, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities,
Victory Pioneer CAT Bond Fund | Annual | 10/31/2543

respectively, include sub-transfer agent expenses incurred through the Fund and Predecessor Fund’s omnibus relationship contracts.
In addition, during the periods covered by the financial statements the Fund and Predecessor Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2025, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$4,669
Class R6	228
Class Y	41,105
Total	$46,002
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Reflected on the Statement of Assets and Liabilities is $580 in distribution fees payable to the Distributor at October 31, 2025.
In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 0.75% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R6 or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2025, there were no CDSCs paid to Amundi Distributor US, Inc, the Predecessor Fund’s distributor or the Distributor.
6. Line of Credit Facility
During the periods covered by these financial statements, the Fund participated in a committed, unsecured revolving line of credit (“credit facility”). Borrowings were used solely for temporary or emergency purposes. Under the credit facility, the Fund was permitted to borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participated in a credit facility in the amount of $250 million. The commitment fee with respect to the credit facility was 0.20% of the daily unused portion of each lender’s commitment. For the year ended October 31, 2025, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a
44Victory Pioneer CAT Bond Fund | Annual | 10/31/25

counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2545

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets of the Fund as of October 31, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs & Co.	$50,504	$—	$—	$—	$50,504
JPMorgan Chase Bank NA	114,882	—	—	—	114,882
Total	$165,386	$—	$—	$—	$165,386

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
46Victory Pioneer CAT Bond Fund | Annual | 10/31/25

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2025, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$165,386	$—	$—
Total Value	$—	$—	$165,386	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2025, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$—	$—	$(299,854)	$—	$—
Total Value	$—	$—	$(299,854)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$87,027	$—	$—
Total Value	$—	$—	$87,027	$—	$—
9. Reorganization
On May 2, 2025 (the “Closing Date”), the Predecessor Fund was reorganized with the Fund (the “Reorganization”). Under the terms of an Agreement and Plan of Reorganization, the Predecessor Fund transferred all of its assets and liabilities (other than certain securities that were subject to restriction on transfer) in exchange for shares of the Fund equal in value to those assets and liabilities. The Reorganization was structured so that the transfer of assets and liabilities did not result in federal tax liability to the Predecessor Fund or its shareholders.
Shareholders holding Class A, Class K and Class Y shares of the Predecessor Fund received Class A, Class R6 and Class Y shares of the Fund, respectively, in the Reorganization. The investment portfolio of the Predecessor Fund, with an aggregate value of $843,544,802 and an identified cost of $836,940,955 at May 2, 2025, was the principal asset acquired by the Fund.
The Predecessor Fund was the accounting survivor of the Reorganization.  Accordingly, the Predecessor Fund’s  performance and financial history have become the performance and financial history of the Fund.
Victory Pioneer CAT Bond Fund | Annual | 10/31/2547

10. Subsequent Event
On September 30, 2025, the Board upon the recommendation of the Adviser, approved a change in the Fund’s custodian, sub-administrator,sub-fund accountant, and transfer agent to be effective at the close of business on or about February 6, 2026 (the “Effective Date”). After the Effective Date, Citibank, N.A. will serve as the custodian of the Fund, Citi Fund Services Ohio, Inc. will serve as sub-administrator and sub-fund accountant of the Fund and FIS Investor Services LLC will serve as transfer agent of the Fund.
48Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Victory Portfolios IV (formerly Pioneer Series Trust VII) and the Shareholders of Victory Pioneer CAT Bond Fund (formerly Pioneer CAT Bond Fund):

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Victory Pioneer CAT Bond Fund (formerly Pioneer CAT Bond Fund) (the “Fund”) (one of the funds constituting Victory Portfolios IV) (formerly Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended October 31, 2023, 2022, and 2021 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 22, 2023.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are
Victory Pioneer CAT Bond Fund | Annual | 10/31/2549

required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2025
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
50Victory Pioneer CAT Bond Fund | Annual | 10/31/25

Additional Information (unaudited)  |  10/31/25
For the year ended October 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Results of Special Shareholder Meeting
A Special Shareholder Meeting of Pioneer CAT Bond Fund was held on March 27, 2025, which reconvened on April 28 to approve an Agreement and Plan of Reorganization pursuant to which Pioneer CAT Bond Fund reorganized into Victory Pioneer CAT Bond Fund.
The voting results were as follows:
Fund	Total Votes	Votes For	Votes Against	Votes Abstained
Pioneer CAT Bond Fund	33,945,714	30,782,751	520,789	2,642,174
Victory Pioneer CAT Bond Fund | Annual | 10/31/2551

How to Contact Victory Capital
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
Visit our web site: vcm.com
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://sec.gov.

Victory Capital Management, Inc.
60 State Street
Boston, MA 02109
vcm.com
Securities offered through Victory Capital Services, Inc.
60 State Street, Boston, MA 02109
Underwriter of Victory Funds, Member SIPC
© 2025 Victory Capital Management, Inc. 33594-AFR-1225

Victory Pioneer Equity Income Fund*
(successor to Pioneer Equity Income Fund)*
Annual: Full Financials | October 31, 2025
* Effective April 1, 2025, during the annual reporting period covered by this report, Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Income Fund (the “Reorganization”). The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of Victory Pioneer Equity Income Fund.

visit us: vcm.com

Victory Pioneer Equity Income Fund | Annual | 10/31/251

Schedule of Investments  |  10/31/25
Shares		Value
	UNAFFILIATED ISSUERS — 99.9%
	Common Stocks — 99.9% of Net Assets
	Air Freight & Logistics — 2.4%
203,689	United Parcel Service, Inc., Class B	$ 19,639,693
	Total Air Freight & Logistics	$19,639,693

	Automobiles — 1.5%
958,931	Ford Motor Co.	$ 12,590,764
	Total Automobiles	$12,590,764

	Banks — 14.1%
565,181	Bank of America Corp.	$ 30,208,924
106,366	JPMorgan Chase & Co.	33,092,590
289,630	Truist Financial Corp.	12,926,187
468,085	Wells Fargo & Co.	40,709,353
	Total Banks	$116,937,054

	Broadline Retail — 1.7%
169,025	eBay, Inc.	$ 13,743,423
	Total Broadline Retail	$13,743,423

	Building Products — 0.9%
57,147	Owens Corning	$ 7,275,385
	Total Building Products	$7,275,385

	Capital Markets — 11.4%
173,888	Morgan Stanley	$ 28,517,632
169,026	Northern Trust Corp.	21,748,575
101,503	Raymond James Financial, Inc.	16,105,481
243,244	State Street Corp.	28,133,601
	Total Capital Markets	$94,505,289

	Chemicals — 2.7%
14,944	Air Products and Chemicals, Inc.	$ 3,625,265
114,066	LyondellBasell Industries NV, Class A	5,294,944
128,021	PPG Industries, Inc.	12,514,053
25,124(a)	Solstice Advanced Materials, Inc.	1,132,338
	Total Chemicals	$22,566,600

	Communications Equipment — 3.8%
435,134	Cisco Systems, Inc.	$ 31,812,647
	Total Communications Equipment	$31,812,647

	Consumer Staples Distribution & Retail — 1.8%
159,064	Target Corp.	$ 14,748,414
	Total Consumer Staples Distribution & Retail	$14,748,414

The accompanying notes are an integral part of these financial statements.
2Victory Pioneer Equity Income Fund | Annual | 10/31/25

Shares		Value
	Diversified Telecommunication Services — 1.1%
220,538	Verizon Communications, Inc.	$ 8,764,180
	Total Diversified Telecommunication Services	$8,764,180

	Electric Utilities — 1.1%
74,319	Duke Energy Corp.	$ 9,237,852
	Total Electric Utilities	$9,237,852

	Electrical Equipment — 1.8%
41,424	Rockwell Automation, Inc.	$ 15,258,945
	Total Electrical Equipment	$15,258,945

	Entertainment — 2.8%
205,100	Walt Disney Co.	$ 23,098,362
	Total Entertainment	$23,098,362

	Food Products — 3.4%
55,655	Hershey Co.	$ 9,440,758
72,716	John B Sanfilippo & Son, Inc.	4,565,110
243,200	Kraft Heinz Co.	6,014,336
139,948	Mondelez International, Inc., Class A	8,041,412
	Total Food Products	$28,061,616

	Ground Transportation — 1.0%
38,845	Union Pacific Corp.	$ 8,560,273
	Total Ground Transportation	$8,560,273

	Health Care Equipment & Supplies — 3.7%
231,544	Medtronic Plc	$ 21,001,041
94,412	Zimmer Biomet Holdings, Inc.	9,494,070
	Total Health Care Equipment & Supplies	$30,495,111

	Health Care Providers & Services — 0.3%
10,054	Cigna Group	$ 2,457,298
	Total Health Care Providers & Services	$2,457,298

	Hotels, Restaurants & Leisure — 0.5%
46,780	Starbucks Corp.	$ 3,783,099
	Total Hotels, Restaurants & Leisure	$3,783,099

	Household Products — 2.2%
154,002	Kimberly-Clark Corp.	$ 18,435,579
	Total Household Products	$18,435,579

	Industrial Conglomerates — 5.9%
174,615	3M Co.	$ 29,073,398
100,498	Honeywell International, Inc.	20,233,262
	Total Industrial Conglomerates	$49,306,660

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Income Fund | Annual | 10/31/253

Schedule of Investments  |  10/31/25 (continued)
Shares		Value
	Insurance — 2.3%
241,720	American International Group, Inc.	$ 19,086,211
	Total Insurance	$19,086,211

	IT Services — 2.8%
10,352	Accenture Plc, Class A	$ 2,589,035
67,101	International Business Machines Corp.	20,627,519
	Total IT Services	$23,216,554

	Machinery — 1.9%
10,996	Caterpillar, Inc.	$ 6,347,551
19,961	Deere & Co.	9,214,596
	Total Machinery	$15,562,147

	Media — 2.6%
630,371	Comcast Corp., Class A	$ 17,546,377
62,963	Fox Corp., Class A	4,070,558
	Total Media	$21,616,935

	Multi-Utilities — 2.0%
230,326	CMS Energy Corp.	$ 16,940,477
	Total Multi-Utilities	$16,940,477

	Oil, Gas & Consumable Fuels — 8.5%
194,886	ConocoPhillips	$ 17,317,570
597,990	Coterra Energy, Inc.	14,148,444
345,387	Exxon Mobil Corp.	39,498,457
	Total Oil, Gas & Consumable Fuels	$70,964,471

	Pharmaceuticals — 7.1%
295,476	Bristol-Myers Squibb Co.	$ 13,612,579
144,553	Johnson & Johnson	27,301,725
354,560	Sanofi S.A. (A.D.R.)	17,933,645
	Total Pharmaceuticals	$58,847,949

	Residential REITs — 0.8%
69,867	Camden Property Trust	$ 6,950,369
	Total Residential REITs	$6,950,369

	Semiconductors & Semiconductor Equipment — 2.0%
36,146	QUALCOMM, Inc.	$ 6,538,811
59,984	Texas Instruments, Inc.	9,685,017
	Total Semiconductors & Semiconductor Equipment	$16,223,828

	Specialty Retail — 3.9%
75,053	Lowe's Cos., Inc.	$ 17,872,371
105,107	TJX Cos., Inc.	14,729,695
	Total Specialty Retail	$32,602,066

The accompanying notes are an integral part of these financial statements.
4Victory Pioneer Equity Income Fund | Annual | 10/31/25

Shares		Value
	Technology Hardware, Storage & Peripherals — 0.8%
57,956	NetApp, Inc.	$ 6,826,058
	Total Technology Hardware, Storage & Peripherals	$6,826,058

	Textiles, Apparel & Luxury Goods — 1.1%
138,600	NIKE, Inc., Class B	$ 8,952,174
	Total Textiles, Apparel & Luxury Goods	$8,952,174

	Total Common Stocks (Cost $640,610,267)	$829,067,483

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.9% (Cost $640,610,267)	$829,067,483
	OTHER ASSETS AND LIABILITIES — 0.1%	$906,709
	net assets — 100.0%	$829,974,192

(A.D.R.)	American Depositary Receipts.
REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended October 31, 2025, aggregated $443,882,259 and $695,696,316, respectively.
At October 31, 2025, the net unrealized appreciation on investments based on cost for federal tax purposes of $641,633,116 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$218,607,764
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(31,375,074)
Net unrealized appreciation	$187,232,690
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Income Fund | Annual | 10/31/255

Schedule of Investments  |  10/31/25 (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$829,067,483	$—	$—	$829,067,483
Total Investments in Securities	$829,067,483	$—	$—	$829,067,483
During the year ended October 31, 2025, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
6Victory Pioneer Equity Income Fund | Annual | 10/31/25

Statement of Assets and Liabilities  |  10/31/25
ASSETS:
Investments in unaffiliated issuers, at value (cost $640,610,267)	$829,067,483
Receivables —
Investment securities sold	2,760,771
Fund shares sold	157,554
Dividends	1,862,279
Other assets	35,069
Total assets	$833,883,156
LIABILITIES:
Overdraft due to custodian	$339,177
Payables —
Investment securities purchased	2,445,113
Fund shares repurchased	381,688
Trustees’ fees	2,970
Transfer agent fees	112,478
Due to Adviser	3,506
Management fees	431,192
Administrative expenses	44,115
Distribution fees	73,698
Accrued expenses	75,027
Total liabilities	$3,908,964
NET ASSETS:
Paid-in capital	$587,648,163
Distributable earnings	242,326,029
Net assets	$829,974,192
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A* (based on $532,178,894/20,884,547 shares)	$25.48
Class C* (based on $19,198,527/780,574 shares)	$24.60
Class R6* (based on $62,521,694/2,446,930 shares)	$25.55
Class R* (based on $30,987,796/1,163,399 shares)	$26.64
Class Y* (based on $185,087,281/7,044,340 shares)	$26.27
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $25.48 net asset value per share/100%-5.75% maximum sales charge)	$27.03

*	Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Income Fund | Annual | 10/31/257

Statement of Operations FOR THE YEAR ENDED 10/31/25
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $118,328)	$28,205,987
Total Investment Income		$28,205,987
EXPENSES:
Management fees	$5,432,303
Administrative expenses	368,635
Transfer agent fees
Class A*	268,770
Class C*	14,235
Class R6*	429
Class R*	69,465
Class Y*	255,074
Distribution fees
Class A*	1,393,345
Class C*	229,112
Class R*	157,680
Shareholder communications expense	97,234
Custodian fees	15,296
Registration fees	110,949
Professional fees	66,912
Printing expense	39,435
Officers’ and Trustees’ fees	38,941
Insurance expense	19,875
Miscellaneous	70,189
Total expenses		$8,647,879
Less fees waived and expenses reimbursed by the Adviser		(1,665)
Net expenses		$8,646,214
Net investment income		$19,559,773
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$55,192,174
Other assets and liabilities denominated in foreign currencies	(13,656)	$55,178,518
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(15,900,504)
Other assets and liabilities denominated in foreign currencies	65,072	$(15,835,432)
Net realized and unrealized gain (loss) on investments		$39,343,086
Net increase in net assets resulting from operations		$58,902,859

*	Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
8Victory Pioneer Equity Income Fund | Annual | 10/31/25

Statements of Changes in Net Assets
	Year Ended 10/31/25	Year Ended 10/31/24
FROM OPERATIONS:
Net investment income (loss)	$19,559,773	$25,120,745
Net realized gain (loss) on investments	55,178,518	289,038,476
Change in net unrealized appreciation (depreciation) on investments	(15,835,432)	(13,363,301)
Net increase in net assets resulting from operations	$58,902,859	$300,795,920
DISTRIBUTIONS TO SHAREHOLDERS:
Class A* ($9.84 and $5.46 per share, respectively)	$(180,581,978)	$(104,432,944)
Class C* ($9.65 and $5.22 per share, respectively)	(8,601,780)	(5,963,336)
Class R6* ($9.92 and $5.56 per share, respectively)	(24,646,776)	(36,202,199)
Class R* ($9.73 and $5.32 per share, respectively)	(9,565,847)	(5,263,117)
Class Y* ($9.89 and $5.50 per share, respectively)	(87,218,512)	(88,882,192)
Total distributions to shareholders	$(310,614,893)	$(240,743,788)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$102,028,891	$97,283,466
Reinvestment of distributions	297,722,152	232,314,801
Cost of shares repurchased	(358,556,928)	(783,053,878)
Net increase (decrease) in net assets resulting from Fund share transactions	$41,194,115	$(453,455,611)
Net decrease in net assets	$(210,517,919)	$(393,403,479)
NET ASSETS:
Beginning of year	$1,040,492,111	$1,433,895,590
End of year	$829,974,192	$1,040,492,111

*	Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Income Fund | Annual | 10/31/259

Statements of Changes in Net Assets
(continued)
	Year Ended 10/31/25 Shares	Year Ended 10/31/25 Amount	Year Ended 10/31/24 Shares	Year Ended 10/31/24 Amount
Class A*
Shares sold	903,979	$23,066,660	757,574	$23,406,458
Reinvestment of distributions	6,695,715	172,437,961	3,444,810	99,167,859
Less shares repurchased	(4,986,685)	(125,579,442)	(5,264,353)	(163,479,552)
Net increase (decrease)	2,613,009	$69,925,179	(1,061,969)	$(40,905,235)
Class C*
Shares sold	52,770	$1,271,963	57,871	$1,729,464
Reinvestment of distributions	339,054	8,436,825	204,942	5,726,847
Less shares repurchased	(528,479)	(12,889,550)	(555,266)	(16,864,491)
Net decrease	(136,655)	$(3,180,762)	(292,453)	$(9,408,180)
Class R6*
Shares sold	429,265	$10,726,878	769,055	$23,656,956
Reinvestment of distributions	923,197	23,833,051	1,240,498	35,748,679
Less shares repurchased	(1,537,489)	(39,494,243)	(6,129,762)	(189,434,736)
Net decrease	(185,027)	$(4,934,314)	(4,120,209)	$(130,029,101)
Class R*
Shares sold	58,844	$1,545,129	80,347	$2,576,003
Reinvestment of distributions	355,563	9,564,349	177,597	5,262,425
Less shares repurchased	(233,433)	(6,180,606)	(267,078)	(8,509,756)
Net increase (decrease)	180,974	$4,928,872	(9,134)	$(671,328)
Class Y*
Shares sold	2,210,916	$65,418,261	1,453,979	$45,914,585
Reinvestment of distributions	3,143,363	83,449,966	2,949,634	86,408,991
Less shares repurchased	(6,653,129)	(174,413,087)	(13,102,807)	(404,765,343)
Net decrease	(1,298,850)	$(25,544,860)	(8,699,194)	$(272,441,767)

*	Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
10Victory Pioneer Equity Income Fund | Annual | 10/31/25

Financial Highlights
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class A*
Net asset value, beginning of period	$33.19	$31.41	$35.99	$42.74	$31.38
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.53	$0.62	$0.52	$0.56	$0.55
Net realized and unrealized gain (loss) on investments	1.60	6.62	(0.86)	(3.46)	11.32
Net increase (decrease) from investment operations	$2.13	$7.24	$(0.34)	$(2.90)	$11.87
Distributions to shareholders:
Net investment income	$(0.53)	$(0.62)	$(0.69)	$(0.59)	$(0.51)
Net realized gain	(9.31)	(4.84)	(3.55)	(3.26)	—
Total distributions	$(9.84)	$(5.46)	$(4.24)	$(3.85)	$(0.51)
Net increase (decrease) in net asset value	$(7.71)	$1.78	$(4.58)	$(6.75)	$11.36
Net asset value, end of period	$25.48	$33.19	$31.41	$35.99	$42.74
Total return (b)	6.72%	26.06%(c)	(1.72)%	(7.22)%	37.99%
Ratio of net expenses to average net assets	0.99%	1.00%	1.02%	0.99%	1.02%
Ratio of net investment income (loss) to average net assets	2.11%	1.98%	1.53%	1.47%	1.41%
Portfolio turnover rate	49%	59%	59%	30%	25%
Net assets, end of period (in thousands)	$532,179	$606,483	$607,251	$731,964	$879,753
*	Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended October 31, 2024, the Fund’s total return includes gains in settlement of class action lawsuits. The impact on Class A’s total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Income Fund | Annual | 10/31/2511

Financial Highlights (continued)
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class C*
Net asset value, beginning of period	$32.36	$30.75	$35.30	$42.01	$30.85
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.34	$0.38	$0.26	$0.27	$0.27
Net realized and unrealized gain (loss) on investments	1.55	6.45	(0.83)	(3.40)	11.12
Net increase (decrease) from investment operations	$1.89	$6.83	$(0.57)	$(3.13)	$11.39
Distributions to shareholders:
Net investment income	$(0.34)	$(0.38)	$(0.43)	$(0.32)	$(0.23)
Net realized gain	(9.31)	(4.84)	(3.55)	(3.26)	—
Total distributions	$(9.65)	$(5.22)	$(3.98)	$(3.58)	$(0.23)
Net increase (decrease) in net asset value	$(7.76)	$1.61	$(4.55)	$(6.71)	$11.16
Net asset value, end of period	$24.60	$32.36	$30.75	$35.30	$42.01
Total return (b)	5.91%	25.12%(c)	(2.43)%	(7.92)%	37.00%
Ratio of net expenses to average net assets	1.76%	1.76%	1.76%	1.73%	1.75%
Ratio of net investment income (loss) to average net assets	1.37%	1.23%	0.79%	0.73%	0.69%
Portfolio turnover rate	49%	59%	59%	30%	25%
Net assets, end of period (in thousands)	$19,199	$29,680	$37,195	$51,086	$70,156
*	Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended October 31, 2024, the Fund’s total return includes gains in settlement of class action lawsuits. The impact on Class C’s total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
12Victory Pioneer Equity Income Fund | Annual | 10/31/25

	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class R6*
Net asset value, beginning of period	$33.26	$31.46	$36.03	$42.81	$31.44
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.62	$0.73	$0.63	$0.69	$0.70
Net realized and unrealized gain (loss) on investments	1.59	6.63	(0.85)	(3.48)	11.33
Net increase (decrease) from investment operations	$2.21	$7.36	$(0.22)	$(2.79)	$12.03
Distributions to shareholders:
Net investment income	$(0.61)	$(0.72)	$(0.80)	$(0.73)	$(0.66)
Net realized gain	(9.31)	(4.84)	(3.55)	(3.26)	—
Total distributions	$(9.92)	$(5.56)	$(4.35)	$(3.99)	$(0.66)
Net increase (decrease) in net asset value	$(7.71)	$1.80	$(4.57)	$(6.78)	$11.37
Net asset value, end of period	$25.55	$33.26	$31.46	$36.03	$42.81
Total return (b)	7.04%	26.51%(c)	(1.38)%	(6.94)%	38.49%
Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	2.44%	2.33%	1.87%	1.80%	1.77%
Portfolio turnover rate	49%	59%	59%	30%	25%
Net assets, end of period (in thousands)	$62,522	$87,532	$212,454	$236,277	$300,778
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.68%	0.68%	0.68%	0.66%	0.66%
Net investment income (loss) to average net assets	2.44%	2.33%	1.87%	1.80%	1.77%
*	Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended October 31, 2024, the Fund’s total return includes gains in settlement of class action lawsuits. The impact on Class K’s total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Income Fund | Annual | 10/31/2513

Financial Highlights (continued)
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class R*
Net asset value, beginning of period	$34.27	$32.26	$36.85	$43.67	$32.04
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.45	$0.50	$0.39	$0.41	$0.43
Net realized and unrealized gain (loss) on investments	1.65	6.83	(0.89)	(3.54)	11.56
Net increase (decrease) from investment operations	$2.10	$7.33	$(0.50)	$(3.13)	$11.99
Distributions to shareholders:
Net investment income	$(0.42)	$(0.48)	$(0.54)	$(0.43)	$(0.36)
Net realized gain	(9.31)	(4.84)	(3.55)	(3.26)	—
Total distributions	$(9.73)	$(5.32)	$(4.09)	$(3.69)	$(0.36)
Net increase (decrease) in net asset value	$(7.63)	$2.01	$(4.59)	$(6.82)	$11.63
Net asset value, end of period	$26.64	$34.27	$32.26	$36.85	$43.67
Total return (b)	6.31%	25.55%(c)	(2.11)%	(7.61)%	37.54%
Ratio of net expenses to average net assets	1.41%	1.42%	1.42%	1.40%	1.37%
Ratio of net investment income (loss) to average net assets	1.69%	1.55%	1.14%	1.06%	1.07%
Portfolio turnover rate	49%	59%	59%	30%	25%
Net assets, end of period (in thousands)	$30,988	$33,671	$31,992	$42,033	$54,015
*	Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended October 31, 2024, the Fund’s total return includes gains in settlement of class action lawsuits. The impact on Class R’s total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
14Victory Pioneer Equity Income Fund | Annual | 10/31/25

	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class Y*
Net asset value, beginning of period	$33.94	$31.98	$36.56	$43.35	$31.82
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.61	$0.72	$0.60	$0.65	$0.66
Net realized and unrealized gain (loss) on investments	1.61	6.74	(0.87)	(3.52)	11.48
Net increase (decrease) from investment operations	$2.22	$7.46	$(0.27)	$(2.87)	$12.14
Distributions to shareholders:
Net investment income	$(0.58)	$(0.66)	$(0.76)	$(0.66)	$(0.61)
Net realized gain	(9.31)	(4.84)	(3.55)	(3.26)	—
Total distributions	$(9.89)	$(5.50)	$(4.31)	$(3.92)	$(0.61)
Net increase (decrease) in net asset value	$(7.67)	$1.96	$(4.58)	$(6.79)	$11.53
Net asset value, end of period	$26.27	$33.94	$31.98	$36.56	$43.35
Total return (b)	6.90%	26.36%(c)	(1.50)%	(7.04)%	38.36%
Ratio of net expenses to average net assets	0.80%	0.80%	0.81%	0.78%	0.78%
Ratio of net investment income (loss) to average net assets	2.34%	2.25%	1.75%	1.67%	1.65%
Portfolio turnover rate	49%	59%	59%	30%	25%
Net assets, end of period (in thousands)	$185,087	$283,127	$545,003	$719,094	$1,124,634
*	Pioneer Equity Income Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2024, the total return would have been 26.32%.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Income Fund | Annual | 10/31/2515

Notes to Financial Statements  |  10/31/25
1. Organization and Signiﬁcant Accounting Policies
Victory Pioneer Equity Income Fund (the “Fund”) is one of 26 portfolios comprising Victory Portfolios IV (the "Trust"), a Delaware statutory trust and the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified, open-end management investment company. The Fund, which commenced operations on April 1, 2025, is the successor to Pioneer Equity Income Fund (the “Predecessor Fund”) and, accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. The Predecessor Fund transferred all of the net assets of Class A, Class C, Class K, Class R and Class Y shares in exchange for the Fund’s Class A, Class C, Class R6, Class R and Class Y shares, respectively, on April 1, 2025 pursuant to an agreement and plan of reorganization (the “Reorganization”) which was approved by the shareholders of the Predecessor Fund on March 27, 2025. Accordingly, the Reorganization, which did not result in any federal income tax to the Predecessor Fund or its shareholders, had no effect on the Fund’s operations. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The Fund offers five classes of shares designated as Class A, Class C, Class R6, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Second Amended and Restated Trust Instrument of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class R6 or Class Y shares.
Prior to April 1, 2025, Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned
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subsidiary, Amundi USA, Inc., served as the Fund’s investment adviser (“Amundi US”). Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital” or the “Adviser”) serves as the Fund’s investment adviser (see Note 7). Prior to April 1, 2025, Amundi Distributor US, Inc., an affiliate of Amundi US, served as the Fund’s distributor. Effective April 1, 2025, Victory Capital Services, Inc. (the “Distributor”), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.
The Fund complies with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The management committee of the Adviser acts as the Fund’s Chief Operations Decision Maker (CODM), which assesses performance and allocates resources with respect to the Fund. The Fund’s operations constitute a single operating segment and therefore, a single reportable segment, because the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM manages the business activities using information of the Fund as a whole, and assesses performance of the Fund. The financial information provided to and reviewed by the CODM is the same as that presented within the Fund’s financial statements.
On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The ASU is effective for annual periods beginning after December 15, 2024. Management is
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currently evaluating the impact of ASU 2023-09 and does not believe it will have a material impact on the Fund’s financial statements.
The Fund is a series portfolio of a registered investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is converted into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities subject to oversight by the Board of Trustees.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case
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provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity, tariffs, or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend date in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
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C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of October 31, 2025, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities
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held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of distributions paid during the years ended October 31, 2025 and October 31, 2024, was as follows:
	2025	2024
Distributions paid from:
Ordinary income	$49,798,582	$24,729,274
Long-term capital gains	260,816,311	216,014,514
Total	$310,614,893	$240,743,788
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2025:
2025
Distributable earnings/(losses):
Undistributed ordinary income	$1,053,211
Undistributed long-term capital gains	54,040,128
Net unrealized appreciation	187,232,690
Total	$242,326,029
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. Amundi Distributors US, Inc., the Predecessor Fund’s distributor, and the Distributor earned $17,731 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2025.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class R6 and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
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Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R6, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following the commencement of the conflict in Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to
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China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, China enters into military conflict with Taiwan, the Philippines or another neighbor, or other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its net assets in equity securities of large companies. Large companies may fall out of favor with investors and underperform the overall equity market.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
In response to the military conflict in Ukraine commencing in 2022, the United States and other countries issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of
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Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders, which will result in taxable income to you. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser
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exercises control. Each of these intermediaries may in turn rely on their service providers, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser, service providers or intermediaries may cause disruptions and impact business operations. This may cause financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of Fund shareholders to effect share purchases; redemptions or exchanges or receive distributions; loss of or unauthorized access to private shareholder information; and violations of applicable privacy; and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Investment Advisory Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Advisory Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $10 billion and 0.575% on assets over $10 billion. Prior to the Reorganization, Amundi Asset Management US, Inc. (“Amundi US”) served as the investment adviser of the Predecessor Fund. Under an investment management agreement with Amundi US, the Predecessor Fund paid management fees at the annual rate of 0.60% of the Fund’s average daily net assets up to $10 billion and 0.575% on assets over $10 billion. For the year ended October 31, 2025, the effective management fee was equivalent to 0.60% of the Fund’s average daily net assets.
Effective April 1, 2025 the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, brokerage commissions) do not exceed 1.00%, 1.76%, 1.42%, 0.68%, and 0.80% for classes A, C, R, R6 and Y respectively. These expense limitations are in effect through April 1, 2028. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s
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Board of Trustees. Fees waived and expenses reimbursed during the year ended October 31, 2025 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $431,192 in management fees payable to the Adviser at October 31, 2025.
Effective April 1, 2025, Victory Capital also serves as the Fund’s administrator and fund accountant. Under the Administration and Fund Accounting Agreement, Victory Capital is paid an administration and servicing fee based on a percentage of the average daily net assets of the Fund. The tiered rates at which Victory Capital is paid by the Fund are shown in the table below:
Net Assets
Up to $15 billion	$15 billion to $30 billion	$30 billion to $85 billion	In excess of $85 billion
0.08%	0.05%	0.04%	0.03%
Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations in Administration expenses.
Bank of New York Mellon (“BNY”) acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between Victory Capital and BNY. Victory Capital pays BNY a fee for providing these services.
The Fund reimburses Victory Capital and BNY for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations as Administration expenses.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. The Adviser pays the remaining portion of the chief compliance officer’s compensation. For the year ended October 31, 2025, the Fund and the Predecessor Fund paid $38,941 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At October 31, 2025, on its Statement of Assets and Liabilities, the
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Fund had a payable for Trustees' fees of $2,970 and had a payable for administrative expenses of $44,115, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, during the periods covered by the financial statements the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2025, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$77,341
Class C	4,530
Class R6	2,370
Class R	1,471
Class Y	11,522
Total	$97,234
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Predecessor Fund further paid the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $73,698 in distribution fees payable to the Distributor at October 31, 2025.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorized the Predecessor Fund to pay
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securities dealers, plan administrators or other service organizations that agreed to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans. In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 0.75% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R6, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2025, CDSCs in the amount of $3,001 were paid to Amundi Distributor US, Inc, the Predecessor Fund’s distributor, or the Distributor.
6. Line of Credit Facility
During the periods covered by these financial statements, the Fund participated in a committed, unsecured revolving line of credit (“credit facility”). Borrowings were used solely for temporary or emergency purposes. Under the credit facility, the Fund was permitted to borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participated in a credit facility in the amount of $250 million. The commitment fee with respect to the credit facility was 0.20% of the daily unused portion of each lender’s commitment. For the year ended October 31, 2025, the Fund had no borrowings under the credit facility.
7. Reorganization
On April 1, 2025 (the “Closing Date”), the Predecessor Fund was reorganized with the Fund (the “Reorganization”). Under the terms of an Agreement and Plan of Reorganization, the Predecessor Fund transferred all of its assets and liabilities (other than certain securities that were subject to restriction on transfer) in exchange for shares of the Fund equal in value to those assets and liabilities. The Reorganization was structured so that the transfer of assets and liabilities did not result in federal tax liability to the Predecessor Fund or its shareholders. Shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class R and Class Y shares of the Fund, respectively, in the Reorganization. The investment portfolio of the Predecessor Fund, with an aggregate value of $896,675,899 and an identified cost of $750,839,114 at April 1, 2025, was the principal asset
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acquired by the Fund. The Predecessor Fund was the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
8. Subsequent Event
On September 30, 2025, the Board upon the recommendation of the Adviser, approved a change in the Fund's custodian, sub-administrator,sub-fund accountant, and transfer agent to be effective at the close of business on or about February 6, 2026 (the “Effective Date”). After the Effective Date, Citibank, N.A. will serve as the custodian of the Fund, Citi Fund Services Ohio, Inc. will serve as sub-administrator and sub-fund accountant of the Fund and FIS Investor Services LLC will serve as transfer agent of the Fund.
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Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Victory Portfolios IV and the Shareholders of Victory Pioneer Equity Income Fund (formerly Pioneer Equity Income Fund):

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Victory Pioneer Equity Income Fund (formerly Pioneer Equity Income Fund) (the “Fund”) (one of the funds constituting Victory Portfolios IV), including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended October 31, 2023, 2022, and 2021 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 22, 2023.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial
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reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2025
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
Victory Pioneer Equity Income Fund | Annual | 10/31/2531

Additional Information (unaudited)
For the year ended October 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
The Fund designated $260,816,311 as long-term capital gains distributions during the year ended October 31, 2025. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 73.10%.
Results of Special Shareholder Meeting
A Special Shareholder Meeting of Pioneer Equity Income Fund was held on March 27, 2025 to approve an Agreement and Plan of Reorganization pursuant to which Pioneer Equity Income Fund reorganized into Victory Pioneer Equity Income Fund.
The voting results were as follows:
Fund	Total Voted	Votes For	Votes Against	Votes Abstained
Pioneer Equity Income Fund	21,060,150	17,114,208	800,917	3,145,025
32Victory Pioneer Equity Income Fund | Annual | 10/31/25

How to Contact Victory Capital
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
Visit our web site: vcm.com
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://sec.gov.

Victory Capital Management, Inc.
60 State Street
Boston, MA 02109
vcm.com
Securities offered through Victory Capital Services, Inc.
60 State Street, Boston, MA 02109
Underwriter of Victory Funds, Member SIPC
© 2025 Victory Capital Management, Inc. 19439-AFR-1225

Victory Pioneer Equity Premium Income Fund*
(successor to Pioneer Equity Premium Income Fund)*
Annual: Full Financials | October 31, 2025
* Effective May 2, 2025, during the annual reporting period covered by this report, Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Equity Premium Income Fund (the “Reorganization”). The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of Victory Pioneer Equity Premium Income Fund.

visit us: vcm.com

Victory Pioneer Equity Premium Income Fund | Annual | 10/31/251

Schedule of Investments  |  10/31/25
Shares		Value
	UNAFFILIATED ISSUERS — 97.4%
	Common Stocks — 45.2% of Net Assets
	Air Freight & Logistics — 1.1%
16,501	United Parcel Service, Inc., Class B	$ 1,591,026
	Total Air Freight & Logistics	$1,591,026

	Banks — 9.8%
55,810	ABN AMRO Bank NV (C.V.A.) (144A)	$ 1,666,775
43,755	Citizens Financial Group, Inc.	2,225,817
70,620	DBS Group Holdings, Ltd.	2,926,042
154,700	Grupo Financiero Banorte SAB de CV, Class O	1,455,946
40,000	ING Groep NV (A.D.R.)	997,200
150,300	Oversea-Chinese Banking Corp., Ltd.	1,966,510
70,524	Regions Financial Corp.	1,706,681
17,852(a)+#	TCS Group Holding Plc (G.D.R.)	—
30,520	US Bancorp	1,424,673
	Total Banks	$14,369,644

	Beverages — 0.5%
8,351	Coca-Cola Femsa S.A.B de CV (A.D.R.)	$ 717,769
	Total Beverages	$717,769

	Capital Markets — 3.5%
16,258	Morgan Stanley	$ 2,666,312
21,742	State Street Corp.	2,514,680
	Total Capital Markets	$5,180,992

	Consumer Staples Distribution & Retail — 0.0%
23,507(a)+#	Magnit PJSC	$ —
	Total Consumer Staples Distribution & Retail	$—

	Diversified Telecommunication Services — 1.3%
46,069	Verizon Communications, Inc.	$ 1,830,782
	Total Diversified Telecommunication Services	$1,830,782

	Electric Utilities — 3.5%
36,203	Eversource Energy	$ 2,672,144
54,170	FirstEnergy Corp.	2,482,611
	Total Electric Utilities	$5,154,755

	Food Products — 1.9%
15,648	Cal-Maine Foods, Inc.	$ 1,373,894
1,500,500	WH Group, Ltd. (144A)	1,440,533
	Total Food Products	$2,814,427

	Hotels, Restaurants & Leisure — 0.6%
54,886	Brightstar Lottery Plc	$ 914,401
	Total Hotels, Restaurants & Leisure	$914,401

The accompanying notes are an integral part of these financial statements.
2Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

Shares		Value
	Household Durables — 0.4%
8,052	Whirlpool Corp.	$ 576,765
	Total Household Durables	$576,765

	Insurance — 3.6%
38,462	ASR Nederland NV	$ 2,566,894
308,319	Aviva Plc	2,708,088
	Total Insurance	$5,274,982

	IT Services — 2.2%
10,483	International Business Machines Corp.	$ 3,222,579
	Total IT Services	$3,222,579

	Marine Transportation — 0.7%
55,231	Star Bulk Carriers Corp.	$ 1,039,447
	Total Marine Transportation	$1,039,447

	Metals & Mining — 1.1%
22,584	Rio Tinto Plc (A.D.R.)	$ 1,620,176
	Total Metals & Mining	$1,620,176

	Mortgage Real Estate Investment Trusts (REITs) — 2.1%
144,584	AGNC Investment Corp.	$ 1,445,840
297,974	Redwood Trust, Inc.	1,582,242
	Total Mortgage Real Estate Investment Trusts (REITs)	$3,028,082

	Multi-Utilities — 1.7%
41,915	Dominion Energy, Inc.	$ 2,459,991
	Total Multi-Utilities	$2,459,991

	Office REITs — 2.5%
17,830	BXP, Inc.	$ 1,269,318
49,452	Cousins Properties, Inc.	1,282,290
90,449	Douglas Emmett, Inc.	1,170,410
	Total Office REITs	$3,722,018

	Oil, Gas & Consumable Fuels — 3.8%
59,077	BP Plc (A.D.R.)	$ 2,075,375
40,298	BW LPG, Ltd. (144A)	534,694
58,189	BW LPG, Ltd. (144A)	782,642
10,021	Chord Energy Corp.	909,105
26,700	Enbridge, Inc.	1,244,754
45,047(a)+#	LUKOIL PJSC	—
	Total Oil, Gas & Consumable Fuels	$5,546,570

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/253

Schedule of Investments  |  10/31/25 (continued)
Shares		Value
	Pharmaceuticals — 0.9%
53,214	Pfizer, Inc.	$ 1,311,725
	Total Pharmaceuticals	$1,311,725

	Real Estate Management & Development — 1.4%
1,666,000	Sino Land Co., Ltd.	$ 2,068,953
	Total Real Estate Management & Development	$2,068,953

	Tobacco — 2.0%
31,257	Altria Group, Inc.	$ 1,762,270
8,100	Philip Morris International, Inc.	1,169,073
	Total Tobacco	$2,931,343

	Water Utilities — 0.6%
894,000	Guangdong Investment, Ltd.	$ 850,218
	Total Water Utilities	$850,218

	Total Common Stocks (Cost $62,368,568)	$66,226,645

	Preferred Stock — 0.0%† of Net Assets
	Real Estate Management & Development — 0.0%†
204	Wheeler Real Estate Investment Trust, Inc.	$ 31,742
	Total Real Estate Management & Development	$31,742

	Total Preferred Stock (Cost $167,705)	$31,742

Principal Amount USD ($)
Foreign Government Bond — 0.0% of Net Assets
Russia — 0.0%
RUB230,742,000(b)+#	Russian Federal Bond - OFZ, 8.150%, 2/3/27	$ —
	Total Russia	$—

	Total Foreign Government Bond (Cost $3,142,911)	$—

Equity Linked Notes — 49.9% of Net Assets
Aerospace & Defense — 2.7%
3,500	Hsbc Bank Plc (AeroVironment, Inc.), 18.50%, 9/8/26	$ 938,735
12,700	JP Morgan (Kratos Defense & Security Solutions, Inc.), 19.00%, 9/8/26	900,684
The accompanying notes are an integral part of these financial statements.
4Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Aerospace & Defense — (continued)
24,600	Toronto-Dominion Bank (Embraer S.A.), 14.13%, 2/10/26	$ 1,107,694
20,900	Wells Fargo (Embraer SA), 13.46%, 6/8/26	1,078,801
	Total Aerospace & Defense	$4,025,914

	Apparel Manufacturing — 0.7%
83,700	HSBC Bank Plc (V.F. Corp.), 22.05%, 7/9/26	$ 1,051,272
	Total Apparel Manufacturing	$1,051,272

	Apparel Retail — 0.8%
900	Bank of America NA (Lululemon Athletica In), 13.63%, 4/7/26	$ 172,719
6,500	Citigroup Global Markets Holdings, Inc. (Abercrombie & Fitch Co.), 20.60%, 1/15/26 (144A)	520,130
7,000	Toronto-Dominion Bank (Abercrombie & Fitch Co.), 21.25%, 11/28/25	523,915
	Total Apparel Retail	$1,216,764

	Banks — 3.3%
7,400	Royal Bank of Canada (Micron Technology, Inc.), 17.00%, 10/9/26 (144A)	$ 1,288,081
10,300	Royal Bank of Canada (Ovintiv, Inc.), 13.39%, 9/18/26 (144A)	399,486
18,900	Toronto-Dominion Bank (BILL Holdings, Inc.), 17.75%, 9/21/26	956,623
13,000	Toronto-Dominion Bank (Celsius Holdings, Inc.), 19.29%, 10/9/26	758,615
41,400	Toronto-Dominion Bank (Ultra Clean Holdings, Inc.), 17.95%, 9/21/26	1,033,344
14,200	Wells Fargo Bank NA (Bar Harbor Bankshares, Inc.), 14.60%, 12/31/25	417,338
	Total Banks	$4,853,487

	Basic Materials — 2.3%
16,500	Bank of America (Newmont Corp.), 12.84%, 6/24/26	$ 1,010,312
22,200	Citigroup (Usa Rare Earth, Inc.), 85.15%, 2/2/26	431,790
35,300	Hsbc Bank Plc ( Barrick Mining Corp.), 15.00%, 11/2/26	1,114,950
231,000	Royal Bank of Canada (B2Gold Corp.), 17.01%, 4/30/26 (144A)	864,887
	Total Basic Materials	$3,421,939

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/255

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Beverages — 0.6%
12,000	Citigroup Global Markets Holdings, Inc. (Celsius Holdings, Inc.), 23.55%, 11/10/25 (144A)	$ 455,580
11,600	Citigroup Global Markets Holdings, Inc. (Celsius Holdings, Inc.), 23.58%, 12/1/25 (144A)	379,551
	Total Beverages	$835,131

	Biotechnology — 0.4%
900	Citigroup Global Markets Holdings, Inc. (Regeneron Pharmaceuticals, Inc.), 11.00%, 1/27/26 (144A)	$ 596,066
	Total Biotechnology	$596,066

	Building Materials — 0.5%
34,800	Citigroup Global Markets Holdings, Inc. (James Hardie Industries plc), 13.37%, 9/4/26 (144A)	$ 703,656
	Total Building Materials	$703,656

	Chemicals — 0.2%
5,500	Canadian Imperial Bank of Commerce (Celanese Corp.), 18.15%, 3/16/26	$ 224,509
	Total Chemicals	$224,509

	Computer Hardware — 2.1%
4,800	JP Morgan (Dell Technologies), 17.27%, 10/26/26	$ 755,760
17,600	Mizuho Markets Cayman Lp (Pure Storage, Inc.), 16.21%, 9/4/26	1,181,946
17,800	Wells Fargo (Pure Storage, Inc.), 16.47%, 5/28/26	1,111,302
	Total Computer Hardware	$3,049,008

	Construction & Engineering — 0.1%
800	JP Morgan (Mastec, Inc.), 15.42%, 10/26/26	$ 165,968
	Total Construction & Engineering	$165,968

	Consumer Discretionary — 1.2%
29,100	Bank of America (Draftkings, Inc.), 21.30%, 4/7/26	$ 909,957
25,400	Wells Fargo (Vital Farms, Inc.), 17.11%, 5/19/26	795,274
	Consumer Discretionary	$1,705,231

	Credit Services — 0.4%
8,000	Wells Fargo Bank NA (PayPal Holdings, Inc.), 11.86%, 3/5/26	$ 560,000
	Total Credit Services	$560,000

The accompanying notes are an integral part of these financial statements.
6Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Discount Stores — 1.3%
11,700	Bank of Montreal (Dollar General Corp.), 15.21%, 4/9/26	$ 1,074,411
8,800	Toronto-Dominion Bank (BJ's Wholesale Club), 10.68%, 3/13/26	805,332
	Total Discount Stores	$1,879,743

	Diversified Consumer Services — 0.5%
25,400	JP Morgan Structured Products BV (DraftKings, Inc.), 16.40%, 1/22/26	$ 795,274
	Total Diversified Consumer Services	$795,274

	Electrical Equipment — 1.7%
40,100	Mizuho Markets (Bloom Energy Corp.), 20.77%, 7/9/26	$ 1,201,677
3,900	Mizuho Markets Cayman LP (Powell Industries, Inc.), 20.43%, 1/15/26	1,226,292
	Total Electrical Equipment	$2,427,969

	Electrical Equipment & Parts — 1.5%
9,600	Bnp Paribas (Vertiv Holdings Co.), 20.37%, 5/28/26 (144A)	$ 1,101,594
8,200	Wells Fargo (Vertiv Holdings Co.), 18.64%, 7/27/26	1,126,824
	Total Electrical Equipment & Parts	$2,228,418

	Energy Equipment & Services — 2.1%
20,100	Goldman Sachs International (Cameco Corp.), 14.90%, 2/20/26	$ 1,110,081
68,900	JP Morgan (Energy Fuels, Inc. ), 22.50%, 8/21/26	765,479
13,200	Royal Bank of Canada (Centrus Energy Co.), 22.38%, 4/28/26 (144A)	1,152,116
	Total Energy Equipment & Services	$3,027,676

	Financial Services — 1.3%
18,300	JP Morgan Structured Products BV (Maplebear, Inc.), 15.27%, 11/28/25	$ 678,930
1,600	Wells Fargo (Coinbase Global, Inc.), 18.37%, 6/25/26	463,536
25,200	Wells Fargo (Manpowergroup, Inc.), 13.92%, 6/12/26	820,764
	Total Financial Services	$1,963,230

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/257

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Footwear & Accessories — 1.2%
20,600	Canadian Imperial Bank of Commerce (On Holding AG), 15.25%, 3/13/26	$ 899,676
9,900	JP Morgan (Crocs, Inc.), 14.76%, 8/6/26	886,644
	Total Footwear & Accessories	$1,786,320

	Furnishings, Fixtures & Appliances — 0.8%
5,300	JP Morgan Structured Products BV (SharkNinja, Inc.), 14.07%, 2/27/26	$ 481,876
9,500	Royal Bank of Canada (Whirlpool Corp.), 18.92%, 3/20/26 (144A)	708,747
	Total Furnishings, Fixtures & Appliances	$1,190,623

	Healthcare-Products — 1.1%
4,300	Bank of America NA (Novo Nordisk A/S ), 12.57%, 12/31/25	$ 218,397
27,900	BNP Paribas Issuance BV (Perrigo Company Plc), 15.12%, 11/28/25 (144A)	584,505
55,800(c)	Royal Bank of Canada (Elanco Animal Health, Inc.), 11/28/25 (144A)	814,708
	Total Healthcare-Products	$1,617,610

	Healthcare-Services — 1.4%
1,100	Citigroup Global Markets Holdings, Inc. (The Cigna Group), 11.98%, 12/31/25 (144A)	$ 270,985
2,800	HSBC Bank Plc (Humana, Inc.), 13.62%, 8/10/26	724,360
4,500	Mizuho Markets (Newamsterdam Pharma Company N.V.), 19.56%, 10/20/26	155,281
37,300	Wells Fargo (Phreesia, Inc.), 15.91%, 8/21/26	897,065
	Total Healthcare-Services	$2,047,691

	Household & Personal Products — 1.8%
7,800	Bnp Paribas (Elf Beauty, Inc.), 17.46%, 7/9/26 (144A)	$ 957,294
9,200	JP Morgan Structured Products BV (Elf Beauty, Inc.), 21.81%, 3/13/26	697,878
4,900	JP Morgan Structured Products BV (The Estée Lauder Cos., Inc.), 17.65%, 12/3/25	346,913
16,000	Wells Fargo Bank NA (Hims & Hers Health, Inc.), 33.00%, 5/8/26	602,560
	Total Household & Personal Products	$2,604,645

	Internet — 1.3%
17,400	Bnp Paribas (Etsy, Inc.), 15.05%, 5/19/26 (144A)	$ 880,788
4,400	JP Morgan (Doordash, Inc.), 14.12%, 7/2/26	1,029,688
	Total Internet	$1,910,476

The accompanying notes are an integral part of these financial statements.
8Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Internet Content & Information — 1.0%
30,200	Mortgage Finance (Pinterest, Inc.), 16.40%, 2/10/26 (144A)	$ 956,585
14,000	Wells Fargo (Pinterest, Inc.), 15.18%, 10/13/26	445,620
4,400	Wells Fargo (Stubhub Holdings, Inc.), 34.45%, 10/16/26	78,584
	Total Internet Content & Information	$1,480,789

	Leisure Products — 0.7%
27,700	Bnp Paribas (Yeti Holdings, Inc.), 15.32%, 8/3/26 (144A)	$ 991,660
	Total Leisure Products	$991,660

	Metals & Mining — 1.1%
18,400	Bank of America (Barrick Gold Corp.), 11.70%, 11/21/25	$ 344,448
13,400	Mizuho Markets Cayman LP (Cameco Corp.), 15.50%, 11/28/25	857,848
7,400	Mizuho Markets Cayman LP (Newmont Corp.), 12.60%, 12/1/25	351,045
	Total Metals & Mining	$1,553,341

	Office REITs — 0.6%
15,500	HSBC Bank Plc (Sl Green Realty Corp.), 14.00%, 7/2/26	$ 831,188
	Total Office REITs	$831,188

	Real Estate Management & Development — 0.5%
15,100	Mizuho Markets Cayman LP (SL Green Realty Corp.), 14.60%, 1/15/26	$ 795,506
	Total Real Estate Management & Development	$795,506

	Rental & Leasing Services — 0.2%
400	JP Morgan Structured Products BV (United Rentals), 15.02%, 4/16/26	$ 244,966
	Total Rental & Leasing Services	$244,966

	Semiconductors & Semiconductor Equipment — 5.6%
9,700	Bank of America (Advanced Micro Devices, Inc.), 16.06%, 5/19/26	$ 1,096,147
4,300	Bank of America NA (Micron Technology, Inc.), 16.44%, 12/31/25	415,653
6,600	Bank of Montreal (Nvidia Corp.), 16.60%, 4/13/26	804,481
3,800	Bnp Paribas (Broadcom, Inc.), 15.20%, 10/9/26 (144A)	1,294,356
4,000	Bnp Paribas (Broadcom, Inc.), 15.65%, 6/12/26 (144A)	1,127,160
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/259

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Semiconductors & Semiconductor Equipment — (continued)
15,400	Citigroup Global Markets Holdings, Inc. (Microchip Technology, Inc.), 16.00%, 3/11/26 (144A)	$ 911,911
5,200	Citigroup Global Markets Holdings, Inc. (Nvidia Corp.), 17.21%, 4/10/26 (144A)	623,843
1,600(c)	Hsbc Bank Plc (Advanced Micro Devices, Inc.), 10/20/26	383,072
5,700(c)	Merrill Lynch BV (Axcelis Technologies, Inc.), 12/19/25	454,775
1,700	Mizuho Markets (Advanced Micro Devices, Inc.), 18.09%, 10/16/26	375,805
9,400	Wells Fargo (Axcelis Technologies, Inc.), 16.95%, 8/6/26	706,222
	Total Semiconductors & Semiconductor Equipment	$8,193,425

	Software — 3.3%
1,200	Bank of America (Adobe, Inc.), 11.88%, 9/18/26	$ 408,918
25,100	Citigroup Global Markets Holdings, Inc. (Toast, Inc.), 17.10%, 11/28/25 (144A)	905,733
8,000	Citigroup Global Markets Holdings, Inc. (Uber Technologies, Inc.), 14.21%, 12/31/25 (144A)	558,526
62,100	JP Morgan (Lyft, Inc.), 18.79%, 9/4/26	1,061,289
5,100	JP Morgan (Shopify, Inc.), 17.43%, 10/9/26	777,036
28,800	Mizuho Markets Cayman LP (Toast, Inc.), 18.21%, 1/22/26	1,001,952
500	Toronto-Dominion Bank (Adobe, Inc.), 11.30%, 12/5/25	177,170
	Total Software	$4,890,624

	Software - Infrastructure — 1.7%
19,800	Bnp Paribas (Affirm Holdings, Inc.), 21.26%, 6/8/26 (144A)	$ 1,107,414
7,000	Citigroup (Twilio, Inc.), 16.72%, 9/24/26 (144A)	786,835
3,800	JP Morgan Structured Products BV (Oracle Corp.), 12.90%, 3/23/26	615,262
	Total Software - Infrastructure	$2,509,511

	Speciality Industrial Machinery — 1.4%
6,600	Mortgage Finance (Generac Holdings, Inc.), 13.00%, 2/10/26 (144A)	$ 1,032,405
5,000	Toronto-Dominion Bank (Chart Industries, Inc.), 14.93%, 2/20/26	1,045,500
	Total Speciality Industrial Machinery	$2,077,905

The accompanying notes are an integral part of these financial statements.
10Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Textiles, Apparel & Luxury Goods — 0.5%
38,400	BNP Paribas Issuance BV (Capri Holdings Ltd.), 18.27%, 11/12/25 (144A)	$ 786,048
	Total Textiles, Apparel & Luxury Goods	$786,048

	Wireless Telecommunication Services — 2.0%
8,200	BNP Paribas (Micron Technology, Inc.), 14.90%, 8/21/26 (144A)	$ 1,142,541
7,300	Goldman Sachs (Five Below, Inc.), 15.23%, 10/22/26	1,107,009
34,500	Goldman Sachs (Usa Rare Earth, Inc.), 43.86%, 11/6/26	671,025
	Total Wireless Telecommunication Services	$2,920,575

	Total Equity Linked Notes (Cost $73,243,299)	$73,164,158

Shares
	SHORT TERM INVESTMENTS — 2.3% of Net Assets
	Open-End Fund — 2.3%
3,387,177(d)	Dreyfus Government Cash Management, Institutional Shares, 4.00%	$ 3,387,177
		$3,387,177

	TOTAL SHORT TERM INVESTMENTS (Cost $3,387,177)	$3,387,177

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
	Over The Counter (OTC) Put Options On Indices Purchased — 0.0%†
332	NASDAQ 100 INDEX	Citibank NA	USD 192,386	USD 22,892.88	12/19/25	$43,896
	Total Over The Counter (OTC) Put Options On Indices Purchased (Premiums paid $ 192,386)					$43,896

	TOTAL OPTIONS PURCHASED (Premiums paid $ 192,386)					$43,896

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.4% (Cost $142,502,046)					$142,853,618
	OTHER ASSETS AND LIABILITIES — 2.6%					$3,789,227
	net assets — 100.0%					$146,642,845

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2511

Schedule of Investments  |  10/31/25 (continued)
(A.D.R.)	American Depositary Receipts.
(C.V.A.)	Certificaaten van aandelen (Share Certificates).
(G.D.R.)	Global Depositary Receipts.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2025, the value of these securities amounted to $28,327,835, or 19.3% of net assets.
(a)	Non-income producing security.
(b)	Security is in default.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2025.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale (see Notes to Financial Statements — Note 1H).
Restricted Securities	Acquisition date	Cost	Value
LUKOIL PJSC	8/11/2021	$3,941,439	$—
Magnit PJSC	12/1/2021	1,791,726	—
Russian Federal Bond - OFZ	10/7/2020	3,142,911	—
TCS Group Holding Plc (G.D.R.)	8/27/2021	1,517,792	—
Total Restricted Securities			$—
% of Net assets			0.0%
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
RUB — Russian Ruble
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended October 31, 2025 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$—	$—
Other Long-Term Securities	$100,833,578	$77,788,895
The accompanying notes are an integral part of these financial statements.
12Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

At October 31, 2025, the net unrealized depreciation on investments based on cost for federal tax purposes of $143,503,371 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$17,665,338
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,271,940)
Net unrealized depreciation	$(606,602)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$14,369,644	$—	$—*	$14,369,644
Consumer Staples Distribution & Retail	—	—	—*	—*
Oil, Gas & Consumable Fuels	5,546,570	—	—*	5,546,570
All Other Common Stocks	46,310,431	—	—	46,310,431
Preferred Stock	—	31,742	—	31,742
Foreign Government Bond	—	—	—*	—*
Equity Linked Notes	—	73,164,158	—	73,164,158
Open-End Fund	3,387,177	—	—	3,387,177
Over The Counter (OTC) Put Options On Indices Purchased	—	43,896	—	43,896
Total Investments in Securities	$69,613,822	$73,239,796	$—	$142,853,618
*	Securities valued at $0.
During the year ended October 31, 2025, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2513

Statement of Assets and Liabilities  |  10/31/25
ASSETS:
Investments in unaffiliated issuers, at value (cost $142,502,046)	$142,853,618
Cash	2,183,869
Foreign currencies, at value (cost $1,625)	1,635
Receivables —
Investment securities sold	4,392,841
Fund shares sold	52,574
Dividends	740,513
Interest	554,797
Due from the Adviser	73,964
Other assets	25,720
Total assets	$150,879,531
LIABILITIES:
Payables —
Investment securities purchased	$3,659,443
Fund shares repurchased	232,506
Distributions	56,296
Trustees’ fees	623
Management fees	168,264
Administrative expenses	7,284
Distribution fees	10,631
Accrued expenses	101,639
Total liabilities	$4,236,686
NET ASSETS:
Paid-in capital	$153,767,688
Distributable earnings (loss)	(7,124,843)
Net assets	$146,642,845
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A* (based on $64,946,131/5,082,393 shares)	$12.78
Class C* (based on $8,101,286/649,942 shares)	$12.46
Class R6* (based on $25,907,526/2,029,007 shares)	$12.77
Class Y* (based on $47,687,902/3,713,574 shares)	$12.84
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $12.78 net asset value per share/100%-2.25% maximum sales charge)	$13.07

*	Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
14Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

Statement of Operations FOR THE YEAR ENDED 10/31/25
INVESTMENT INCOME:
Interest from unaffiliated issuers	$10,817,745
Dividends from unaffiliated issuers (net of foreign taxes withheld $74,502)	3,155,194
Total Investment Income		$13,972,939
EXPENSES:
Management fees	$876,779
Administrative expenses	49,709
Transfer agent fees
Class A*	43,992
Class C*	4,057
Class R6*	21
Class R*	52
Class Y*	36,639
Distribution fees
Class A*	152,817
Class C*	71,024
Class R*	552
Shareholder communications expense	15,221
Custodian fees	25,349
Registration fees	83,896
Professional fees	88,851
Printing expense	31,021
Officers’ and Trustees’ fees	7,219
Insurance expense	1,244
Miscellaneous	29,654
Total expenses		$1,518,097
Less fees waived and expenses reimbursed by the Adviser		(130,045)
Net expenses		$1,388,052
Net investment income		$12,584,887
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(833,250)
Futures contracts	(122,867)
Other assets and liabilities denominated in foreign currencies	(7,294)	$(963,411)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$5,023,793
Other assets and liabilities denominated in foreign currencies	41,040	$5,064,833
Net realized and unrealized gain (loss) on investments		$4,101,422
Net increase in net assets resulting from operations		$16,686,309

*	Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2515

Statements of Changes in Net Assets
	Year Ended 10/31/25	Year Ended 10/31/24
FROM OPERATIONS:
Net investment income (loss)	$12,584,887	$9,581,824
Net realized gain (loss) on investments	(963,411)	21,766,751
Change in net unrealized appreciation (depreciation) on investments	5,064,833	(6,783,716)
Net increase in net assets resulting from operations	$16,686,309	$24,564,859
DISTRIBUTIONS TO SHAREHOLDERS:
Class A* ($1.47 and $0.84 per share, respectively)	$(7,220,763)	$(4,081,663)
Class C* ($1.34 and $0.69 per share, respectively)	(784,828)	(459,925)
Class R6* ($1.50 and $0.87 per share, respectively)	(2,211,003)	(841,453)
Class R* ($0.84 and $0.78 per share, respectively)	(15,468)	(18,798)
Class Y* ($1.51 and $0.88 per share, respectively)	(4,626,686)	(2,942,637)
Total distributions to shareholders	$(14,858,748)	$(8,344,476)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$43,166,182	$15,448,127
Reinvestment of distributions	13,865,679	7,548,115
Cost of shares repurchased	(35,118,416)	(40,900,526)
Net increase (decrease) in net assets resulting from Fund share transactions	$21,913,445	$(17,904,284)
Net increase (decrease) in net assets	$23,741,006	$(1,683,901)
NET ASSETS:
Beginning of year	$122,901,839	$124,585,740
End of year	$146,642,845	$122,901,839

*	Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
16Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

	Year Ended 10/31/25 Shares	Year Ended 10/31/25 Amount	Year Ended 10/31/24 Shares	Year Ended 10/31/24 Amount
Class A*
Shares sold	849,071	$10,497,091	358,240	$4,445,776
Reinvestment of distributions	535,187	6,580,370	295,435	3,701,580
Less shares repurchased	(1,089,913)	(13,205,260)	(1,338,231)	(16,418,056)
Net increase (decrease)	294,345	$3,872,201	(684,556)	$(8,270,700)
Class C*
Shares sold	207,447	$2,547,906	64,200	$781,568
Reinvestment of distributions	62,858	753,998	36,147	442,718
Less shares repurchased	(234,331)	(2,832,067)	(375,015)	(4,463,654)
Net increase (decrease)	35,974	$469,837	(274,668)	$(3,239,368)
Class R6*
Shares sold	760,270	$9,403,507	461,020	$5,701,577
Reinvestment of distributions	177,562	2,195,243	66,728	837,723
Less shares repurchased	(142,294)	(1,822,853)	(44,716)	(532,163)
Net increase	795,538	$9,775,897	483,032	$6,007,137
Class R*
Shares sold	693	$8,357	10,264	$123,097
Reinvestment of distributions	1,296	15,328	1,515	18,676
Less shares repurchased	(19,658)	(221,972)	(13,199)	(161,352)
Net decrease	(17,669)	$(198,287)	(1,420)	$(19,579)
Class Y*
Shares sold	1,633,154	$20,709,321	350,412	$4,396,109
Reinvestment of distributions	348,916	4,320,740	202,504	2,547,418
Less shares repurchased	(1,401,019)	(17,036,264)	(1,564,626)	(19,325,301)
Net increase (decrease)	581,051	$7,993,797	(1,011,710)	$(12,381,774)

*	Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2517

Financial Highlights
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class A*
Net asset value, beginning of period	$12.56	$11.05	$11.36	$14.45	$11.14
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$1.23	$0.94	$0.25	$0.35	$0.19
Net realized and unrealized gain (loss) on investments	0.46	1.41	(0.26)	(3.10)	3.25
Net increase (decrease) from investment operations	$1.69	$2.35	$(0.01)	$(2.75)	$3.44
Distributions to shareholders:
Net investment income	$(1.47)	$(0.84)	$(0.29)	$(0.25)	$(0.13)
Net realized gain	—	—	—	(0.09)	—
Tax return of capital	—	—	(0.01)	—	—
Total distributions	$(1.47)	$(0.84)	$(0.30)	$(0.34)	$(0.13)
Net increase (decrease) in net asset value	$0.22	$1.51	$(0.31)	$(3.09)	$3.31
Net asset value, end of period	$12.78	$12.56	$11.05	$11.36	$14.45
Total return (b)	14.56%	21.47%(c)	(0.07)%	(19.31)%	31.00%
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	9.96%	7.63%	2.20%	2.81%	1.37%
Portfolio turnover rate	65%	114%	37%	166%	215%
Net assets, end of period (in thousands)	$64,946	$60,141	$60,496	$72,680	$101,891
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.30%	1.40%	1.37%	1.22%	1.25%
Net investment income (loss) to average net assets	9.86%	7.43%	2.03%	2.79%	1.32%
*	Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2024, the total return would have been 21.38%.
The accompanying notes are an integral part of these financial statements.
18Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class C*
Net asset value, beginning of period	$12.26	$10.76	$11.09	$14.10	$10.85
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$1.11	$0.80	$0.15	$0.24	$0.06
Net realized and unrealized gain (loss) on investments	0.43	1.39	(0.25)	(3.02)	3.20
Net increase (decrease) from investment operations	$1.54	$2.19	$(0.10)	$(2.78)	$3.26
Distributions to shareholders:
Net investment income	$(1.34)	$(0.69)	$(0.22)	$(0.14)	$(0.01)
Net realized gain	—	—	—	(0.09)	—
Tax return of capital	—	—	(0.01)	—	—
Total distributions	$(1.34)	$(0.69)	$(0.23)	$(0.23)	$(0.01)
Net increase (decrease) in net asset value	$0.20	$1.50	$(0.33)	$(3.01)	$3.25
Net asset value, end of period	$12.46	$12.26	$10.76	$11.09	$14.10
Total return (b)	13.59%	20.55%(c)	(0.86)%	(19.91)%	30.04%
Ratio of net expenses to average net assets	1.98%	1.98%	2.01%	1.96%	1.99%
Ratio of net investment income (loss) to average net assets	9.18%	6.69%	1.34%	1.91%	0.48%
Portfolio turnover rate	65%	114%	37%	166%	215%
Net assets, end of period (in thousands)	$8,101	$7,525	$9,563	$16,209	$32,299
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.03%	2.14%	2.14%	1.98%	1.99%
Net investment income (loss) to average net assets	9.13%	6.53%	1.21%	1.89%	0.48%
*	Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2024, the total return would have been 20.45%.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2519

Financial Highlights (continued)
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class R6*
Net asset value, beginning of period	$12.55	$11.05	$11.35	$14.44	$11.14
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$1.27	$1.05	$0.26	$0.40	$0.23
Net realized and unrealized gain (loss) on investments	0.45	1.32	(0.22)	(3.11)	3.25
Net increase (decrease) from investment operations	$1.72	$2.37	$0.04	$(2.71)	$3.48
Distributions to shareholders:
Net investment income	$(1.50)	$(0.87)	$(0.33)	$(0.29)	$(0.18)
Net realized gain	—	—	—	(0.09)	—
Tax return of capital	—	—	(0.01)	—	—
Total distributions	$(1.50)	$(0.87)	$(0.34)	$(0.38)	$(0.18)
Net increase (decrease) in net asset value	$0.22	$1.50	$(0.30)	$(3.09)	$3.30
Net asset value, end of period	$12.77	$12.55	$11.05	$11.35	$14.44
Total return (b)	14.82%	21.74%(c)	0.35%	(19.06)%	31.33%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.87%	0.90%
Ratio of net investment income (loss) to average net assets	10.27%	8.53%	2.24%	3.12%	1.63%
Portfolio turnover rate	65%	114%	37%	166%	215%
Net assets, end of period (in thousands)	$25,908	$15,482	$8,289	$56,280	$106,948
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.95%	1.05%	1.02%	0.89%	0.90%
Net investment income (loss) to average net assets	10.22%	8.38%	2.12%	3.10%	1.63%
*	Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	For the year ended October 31, 2024, the Fund’s total return includes gains in settlement of class action lawsuits. The impact on Class K’s total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
20Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class Y*
Net asset value, beginning of period	$12.62	$11.11	$11.41	$14.52	$11.20
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$1.27	$0.97	$0.28	$0.39	$0.23
Net realized and unrealized gain (loss) on investments	0.46	1.42	(0.25)	(3.13)	3.27
Net increase (decrease) from investment operations	$1.73	$2.39	$0.03	$(2.74)	$3.50
Distributions to shareholders:
Net investment income	$(1.51)	$(0.88)	$(0.32)	$(0.28)	$(0.18)
Net realized gain	—	—	—	(0.09)	—
Tax return of capital	—	—	(0.01)	—	—
Total distributions	$(1.51)	$(0.88)	$(0.33)	$(0.37)	$(0.18)
Net increase (decrease) in net asset value	$0.22	$1.51	$(0.30)	$(3.11)	$3.32
Net asset value, end of period	$12.84	$12.62	$11.11	$11.41	$14.52
Total return (b)	14.88%	21.74%(c)	0.33%	(19.10)%	31.36%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	10.24%	7.82%	2.44%	3.09%	1.64%
Portfolio turnover rate	65%	114%	37%	166%	215%
Net assets, end of period (in thousands)	$47,688	$39,535	$46,030	$75,209	$115,451
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.05%	1.14%	1.12%	0.98%	0.99%
Net investment income (loss) to average net assets	10.09%	7.58%	2.22%	3.01%	1.55%
*	Pioneer Equity Premium Income Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2024, the total return would have been 21.65%.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2521

Notes to Financial Statements  |  10/31/25
1. Organization and Signiﬁcant Accounting Policies
Victory Pioneer Equity Premium Income Fund (the “Fund”) is one of 26 portfolios comprising Victory Portfolios IV (the “Trust”), a Delaware statutory trust, and the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified, open-end management investment company. The Fund’s investment objective is to seek total return, including high current income. The Fund, which commenced operations on May 2, 2025, is the successor to Pioneer Equity Premium Income Fund (the “Predecessor Fund”) and, accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. The Predecessor Fund transferred all of the net assets of Class A, Class C, Class K, Class R and Class Y shares in exchange for the Fund’s Class A, Class C, Class R6, Class A, and Class Y shares, respectively, on May 2, 2025 pursuant to an agreement and plan of reorganization (the “Reorganization”) which was approved by the shareholders of the Predecessor Fund on April 28, 2025. Accordingly, the Reorganization, which did not result in any federal income tax to the Predecessor Fund or its shareholders, had no effect on the Fund's operations.
The Fund offers four classes of shares designated as Class A, Class C, Class R6 and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and,therefore, the payment of different dividends from net investment income earned by each class. The Second Amended and Restated Trust Instrument of the Trust gives the Board of Trustees the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class R6 and Class Y shares.
As of October 31, 2025, Victory Pioneer Solutions - Balanced Fund owns 17.6% of the total shares outstanding in the Fund, representing a beneficial interest in the Fund.
22Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

Prior to April 1, 2025, Amundi Asset Management US, Inc., an indirect,wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., served as the Fund’s investment adviser (“Amundi US”). Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital” or the “Adviser”) serves as the Fund’s investment adviser. See Note 10. Prior to April 1, 2025, Amundi Distributor US, Inc., an affiliate of Amundi US, served as the Fund’s distributor. Effective April 1, 2025, Victory Capital Services, Inc. (the “Distributor”), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.
The Fund complies with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The management committee of the Adviser acts as the Fund’s Chief Operations Decision Maker (CODM), which assesses performance and allocates resources with respect to the Fund. The Fund’s operations constitute a single operating segment and therefore, a single reportable segment, because the Fund has a single investment strategy as disclosed in its prospectus,against which the CODM manages the business activities using information of the Fund as a whole, and assesses performance of the Fund. The financial information provided to and reviewed by the CODM is the same as that presented within the Fund’s financial statements.
On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2523

all entities that are subject to ASC 740, Income Taxes. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of ASU 2023-09 and does not believe it will have a material impact on the Fund’s financial statements.
The Fund is a series portfolio of a registered investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is converted into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities subject to oversight by the Board of Trustees.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market
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prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such fund’s net asset value. Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity, tariffs, or
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trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend date in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if
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any, to its shareholders. Therefore, no provision for federal income taxes is required. As of October 31, 2025, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At October 31, 2025, the Fund was permitted to carry forward indefinitely $4,864,096 of short-term losses and $2,143,872 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2025 and October 31, 2024, was as follows:
	2025	2024
Distributions paid from:
Ordinary income	$14,858,748	$8,344,476
Total	$14,858,748	$8,344,476
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The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2025:
2025
Distributable earnings/(losses):
Undistributed ordinary income	$546,023
Capital loss carryforward	(7,007,968)
Other book/tax temporary differences	(56,296)
Net unrealized depreciation	(606,602)
Total	$(7,124,843)
The difference between book-basis and tax-basis net unrealized appreciation is attributable to tax basis adjustments on defaulted securities and the mark to market of passive foreign investment companies.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. Amundi Distributors US, Inc., the Predecessor Fund’s distributor, and the Distributor earned $12,089 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2025.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class R6 and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R6 and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real
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or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following the commencement of the conflict in Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, China enters into military conflict with Taiwan, the Philippines or another neighbor, or other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
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At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and equity-related investments.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
In response to the military conflict in Ukraine commencing in 2022, the United States and other countries issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other
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countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders, which will result in taxable income to you. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
The Fund may invest in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2531

sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these intermediaries may in turn rely on their service providers, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser, service providers or intermediaries may cause disruptions and impact business operations. This may cause financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions; loss of or unauthorized access to private shareholder information; and violations of applicable privacy; and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the year ended October 31, 2025 was $53,915. Open purchased options contracts at October 31, 2025 are listed in the Schedule of Investments.
I.	Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. Investments in futures contracts to increase total returns may be considered speculative.
All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at
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October 31, 2025 is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average notional value of long position futures contracts during the year ended October 31, 2025 was $172,939. There were no open purchased options contracts at October 31, 2025.
2. Investment Advisory Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Advisory Agreement with the Adviser are calculated daily and paid monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets over $2 billion. Prior to the Reorganization, Amundi Asset Management US, Inc. (“Amundi US”) served as the investment adviser of the Predecessor Fund. Under an investment management agreement with Amundi US, the Predecessor Fund paid management fees at the annual rate of 0.70% of the Fund’s average daily net assets up to $1 billion, 0.675% of the next $1 billion of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets over $2 billion.
During the year ended October 31, 2025, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund’s average daily net assets.
Effective April 1, 2025, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund
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operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.20%, 1.98%, 0.90% and 0.90% of the Fund’s Class A, Class C, Class R6, and Class Y shares, respectively. These expense limitations are in effect through April 1, 2028. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or(b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees. Fees waived and expenses reimbursed during the year ended October 31, 2025 are reflected in the Statement of Operations.
Prior to the Reorganization, Amundi US contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $168,264 in management fees payable to the Adviser at October 31, 2025.
Effective April 1, 2025, Victory Capital also serves as the Fund’s administrator and fund accountant. Under the Administration and Fund Accounting Agreement, Victory Capital is paid an administration and servicing fee based on a percentage of the average daily net assets of the Fund. The tiered rates at which Victory Capital is paid by the Fund are shown in the table below:
Net Assets
Up to $15 billion	$15 billion to $30 billion	$30 billion to $85 billion	In excess of $85 billion
0.08%	0.05%	0.04%	0.03%
Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations in Administration expenses.
Bank of New York Mellon (“BNY”) acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between Victory Capital and BNY. Victory Capital pays BNY a fee for providing these services.
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The Fund reimburses Victory Capital and BNY for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations as Administration expenses.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. The Adviser pays the remaining portion of the chief compliance officer’s compensation. For the year ended October 31, 2025, the Fund and the Predecessor Fund paid $7,219 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At October 31, 2025, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $623 and a payable for administrative expenses of $7,284, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, during the periods covered by the financial statements the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2025, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$11,579
Class C	1,385
Class R6	196
Class R	110
Class Y	1,951
Total	$15,221
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class C and
36Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Predecessor Fund further paid the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $10,631 in distribution fees payable to the Distributor at October 31, 2025.
The Predecessor Fund also adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorized the Predecessor Fund to pay securities dealers, plan administrators or other service organizations that agreed to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans. In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 0.75% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2025, CDSCs in the amount of $1,847 were paid to Amundi Distributor US, Inc, the Predecessor Fund’s distributor, or the Distributor.
6. Line of Credit Facility
During the periods covered by these financial statements, the Fund participated in a committed, unsecured revolving line of credit (“credit facility”). Borrowings were used solely for temporary or emergency purposes. Under the credit facility, the Fund was permitted to borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participated in a credit facility in the amount of $250 million. The commitment fee with respect to the credit facility was 0.20% of the daily unused portion of each lender’s commitment. For the year ended October 31, 2025, the Fund had no borrowings under the credit facility.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2537

7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
38Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets of the Fund as of October 31, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Citibank NA	$43,896	$—	$—	$—	$43,896
Total	$43,896	$—	$—	$—	$43,896

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2539

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2025, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Options purchased*	$—	$—	$—	$43,896	$—
Total Value	$—	$—	$—	$43,896	$—

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2025, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Futures contracts	$—	$—	$—	$(122,867)	$—
Options purchased*	—	—	—	(487,798)	—
Total Value	$—	$—	$—	$(610,665)	$—
Change in Net Unrealized Appreciation (Depreciation) on
Options purchased**	$—	$—	$—	$255,864	$—
Total Value	$—	$—	$—	$255,864	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
9. Reorganization
On May 2, 2025 (the “Closing Date”), the Predecessor Fund was reorganized with the Fund (the “Reorganization”). Under the terms of an Agreement and Plan of Reorganization, the Predecessor Fund transferred all of its assets and liabilities (other than certain securities that were subject to restriction on transfer) in exchange for shares of the Fund equal in value to those assets and liabilities. The Reorganization was structured so that the transfer of assets and liabilities did not result in federal tax liability to the Predecessor Fund or its shareholders. Shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund,
40Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

respectively, in the Reorganization. The investment portfolio of the Predecessor Fund, with an aggregate value of $107,877,143 and an identified cost of $119,895,871 at May 2, 2025, was the principal asset acquired by the Fund. The Predecessor Fund was the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
10. Subsequent Event
On September 30, 2025, the Board upon the recommendation of the Adviser, approved a change in the Fund's custodian, sub-administrator, sub-fund accountant, and transfer agent to be effective at the close of business on or about February 6, 2026 (the “Effective Date”). After the Effective Date, Citibank, N.A. will serve as the custodian of the Fund, Citi Fund Services Ohio, Inc. will serve as sub-administrator and sub-fund accountant of the Fund and FIS Investor Services LLC will serve as transfer agent of the Fund.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2541

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Victory Portfolios IV (formerly Pioneer Series Trust VI) and the Shareholders of Victory Pioneer Equity Premium Income Fund (formerly Pioneer Equity Premium Income Fund):

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Victory Pioneer Equity Premium Income Fund (formerly Pioneer Equity Premium Income Fund) (the “Fund”) (one of the funds constituting Victory Portfolios IV) (formerly Pioneer Series Trust VI), including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended October 31, 2023, 2022, and 2021 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 22, 2023.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit
42Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2025
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
Victory Pioneer Equity Premium Income Fund | Annual | 10/31/2543

Additional Information (unaudited)
For the year ended October 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 11.65%.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 72.72%.
Results of Special Shareholder Meeting
A Special Shareholder Meeting of Pioneer Equity Premium Income Fund was held on March 27, 2025, which reconvened on April 28, 2025 to approve an Agreement and Plan of Reorganization pursuant to which Pioneer Equity Premium Income Fund reorganized into Victory Pioneer Equity Premium Income Fund.
Fund	Total Voted	Votes For	Votes Against	Votes Abstained
Pioneer Equity Premium Income Fund	4,909,808	4,011,617	114,394	783,798
44Victory Pioneer Equity Premium Income Fund | Annual | 10/31/25

How to Contact Victory Capital
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
Visit our web site: vcm.com
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://sec.gov.

Victory Capital Management, Inc.
60 State Street
Boston, MA 02109
vcm.com
Securities offered through Victory Capital Services, Inc.
60 State Street, Boston, MA 02109
Underwriter of Victory Funds, Member SIPC
© 2025 Victory Capital Management, Inc. 24440-AFR-1225

Victory Pioneer Floating Rate Fund*
(successor to Pioneer Floating Rate Fund)*
Annual: Full Financials | October 31, 2025
* Effective May 2, 2025, during the annual reporting period covered by this report, Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Floating Rate Fund (the “Reorganization”). The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of Victory Pioneer Floating Rate Fund.

visit us: vcm.com

Victory Pioneer Floating Rate Fund | Annual | 10/31/251

Schedule of Investments  |  10/31/25
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 104.0%
	Senior Secured Floating Rate Loan Interests — 83.2% of Net Assets(a)*
	Advanced Materials — 1.1%
445,000(b)	CoorsTek, Inc., Term B Loan, 10/28/32	$ 443,888
2,716,569	Groupe Solmax, Inc., Initial Term Loan, 9.013% (Term SOFR + 475 bps), 5/29/28	2,176,651
	Total Advanced Materials	$2,620,539

	Advertising Sales — 0.3%
801,452	Clear Channel Outdoor Holdings, Inc., 2024 Refinancing Term Loan, 8.079% (Term SOFR + 400 bps), 8/21/28	$ 803,957
	Total Advertising Sales	$803,957

	Advertising Services — 0.6%
480,000	Dotdash Meredith, Inc., Term B-2 Loan, 7.634% (Term SOFR + 350 bps), 6/17/32	$ 446,400
940,355	Neptune BidCo US, Inc., First Lien Dollar Term B Loan, 9.012% (Term SOFR + 500 bps), 4/11/29	911,263
	Total Advertising Services	$1,357,663

	Aerospace & Defense — 0.7%
454,715	Goat Holdco LLC, Term B Loan, 6.715% (Term SOFR + 275 bps), 1/27/32	$ 454,786
548,625	Karman Holdings, Inc., Initial Term Loan, 7.502% (Term SOFR + 350 bps), 4/1/32	552,054
780,000	TransDigm, Inc., New Tranche K Term Loan, 6.252% (Term SOFR + 225 bps), 3/22/30	781,598
	Total Aerospace & Defense	$1,788,438

	Airlines — 0.4%
1,004,259	AAdvantage Loyalty IP Ltd. (American Airlines), 2025 Replacement Term Loan, 6.134% (Term SOFR + 225 bps), 4/20/28	$ 1,005,305
	Total Airlines	$1,005,305

	Airport Development & Maintenance — 0.5%
1,306,668	Apple Bidco LLC, First Lien Amendment No. 5 Term Loan, 6.465% (Term SOFR + 250 bps), 9/23/31	$ 1,311,452
	Total Airport Development & Maintenance	$1,311,452

	Appliances — 0.9%
2,223,051	Osmosis Buyer Ltd., 2025 Refinancing Term B Loan, 7.129% (Term SOFR + 300 bps), 7/31/28	$ 2,229,582
	Total Appliances	$2,229,582

The accompanying notes are an integral part of these financial statements.
2Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Applications Software — 1.9%
1,211,223	EP Purchaser LLC, First Lien Closing Date Term Loan, 7.579% (Term SOFR + 350 bps), 11/6/28	$ 1,038,624
1,322,428	Flash Charm, Inc., First Lien Incremental Term Loan, 7.796% (Term SOFR + 350 bps), 3/2/28	1,183,572
1,251,335	RealPage, Inc., First Lien Initial Term Loan, 7.263% (Term SOFR + 300 bps), 4/24/28	1,250,467
1,176,603	SS&C Technologies Holdings, Inc., Term B-8 Loan, 5.965% (Term SOFR + 200 bps), 5/9/31	1,180,681
	Total Applications Software	$4,653,344

	Auto Parts & Equipment — 0.4%
437,832	Adient US LLC, Term B-2 Loan, 6.215% (Term SOFR + 225 bps), 1/31/31	$ 438,805
500,000(b)	American Axle & Manufacturing, Inc., Tranche C Term Loan, 2/24/32	497,813
	Total Auto Parts & Equipment	$936,618

	Auto Repair Centers — 0.6%
1,556,738	Champions Holdco, Inc., Initial Term Loan, 8.948% (Term SOFR + 475 bps), 2/23/29	$ 1,446,306
	Total Auto Repair Centers	$1,446,306

	Auto-Truck Trailers — 1.0%
2,653,750	Novae LLC, Tranche B Term Loan, 9.152% (Term SOFR + 500 bps), 12/22/28	$ 2,507,794
	Total Auto-Truck Trailers	$2,507,794

	Building & Construction — 0.5%
1,110,625	Service Logic Acquisition, Inc., Amendment No. 8 Refinancing Term Loan, 6.84% (Term SOFR + 300 bps), 10/29/27	$ 1,112,013
	Total Building & Construction	$1,112,013

	Building & Construction Products — 1.0%
1,422,780	Cornerstone Building Brands, Inc., Tranche B Term Loan, 7.382% (Term SOFR + 325 bps), 4/12/28	$ 1,310,736
1,058,858	Potters Industries LLC, 2025 Incremental Term Loan, 6.965% (Term SOFR + 300 bps), 12/14/27	1,063,822
	Total Building & Construction Products	$2,374,558

	Building Production — 1.4%
1,211,963	Chariot Buyer LLC, First Lien Refinancing Term Loan, 6.965% (Term SOFR + 300 bps), 9/8/32	$ 1,216,087
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/253

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Building Production — (continued)
1,222,093	Koppers, Inc., Term B-2 Loan, 6.50% (Term SOFR + 250 bps), 4/10/30	$ 1,224,384
1,009,925	Quikrete Holdings, Inc., First Lien Tranche B-3 Term Loan, 6.215% (Term SOFR + 225 bps), 2/10/32	1,012,029
	Total Building Production	$3,452,500

	Cable & Satellite Television — 0.7%
634,154	DIRECTV Financing LLC, 2024 Refinancing Term B Loan, 9.352% (Term SOFR + 525 bps), 8/2/29	$ 636,136
1,174,000(b)	Sunrise HoldCo III B.V., Facility AAA1, 6.426% (Term SOFR + 250 bps), 2/15/32	1,172,899
	Total Cable & Satellite Television	$1,809,035

	Casino Hotels — 0.8%
2,170,846	Century Casinos, Inc., Term B Facility Loan, 10.148% (Term SOFR + 600 bps), 4/2/29	$ 1,845,219
	Total Casino Hotels	$1,845,219

	Casino Services — 0.6%
386,120	Caesars Entertainment, Inc., Incremental Term B-1 Loan, 6.215% (Term SOFR + 225 bps), 2/6/31	$ 383,385
89,723	Lucky Bucks LLC, Priority First Out Exit Term Loan, 11.658% (Term SOFR + 750 bps), 10/2/28	83,891
185,504	Lucky Bucks LLC, Priority Second Out Term Loan, 6.658% (Term SOFR + 250 bps), 10/2/29	145,620
750,000	Voyager Parent LLC, First Lien Term B Loan, 8.752% (Term SOFR + 475 bps), 7/1/32	750,586
	Total Casino Services	$1,363,482

	Chemicals-Diversified — 1.5%
1,122,899	Ineos Quattro Holdings UK Ltd., 2029 Tranche B Dollar Term Loan, 8.315% (Term SOFR + 425 bps), 4/2/29	$ 940,428
439,875	Ineos Quattro Holdings UK Ltd., 2030 Tranche B Dollar Term Loan, 7.815% (Term SOFR + 375 bps), 3/14/30	359,598
1,821,617	Ineos US Finance LLC, 2030 Dollar Term Loan, 7.215% (Term SOFR + 325 bps), 2/18/30	1,560,519
875,000(b)	SCIL USA Holdings LLC, Term Loan B, 10/8/32	871,719
	Total Chemicals-Diversified	$3,732,264

	Chemicals-Specialty — 1.6%
1,241,749	Axalta Coating Systems U.S. Holdings, Inc., Term B-7 Dollar Loan, 5.752% (Term SOFR + 175 bps), 12/20/29	$ 1,245,558
870,458	Mativ Holdings, Inc., Term B Loan, 7.829% (Term SOFR + 375 bps), 4/20/28	866,106
239,531	Nouryon Finance B.V., November 2024 B-1 Dollar Term Loan, 7.036% (Term SOFR + 325 bps), 4/3/28	239,531
The accompanying notes are an integral part of these financial statements.
4Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Chemicals-Specialty — (continued)
589,556	Nouryon Finance B.V., November 2024 B-2 Dollar Term Loan, 7.162% (Term SOFR + 325 bps), 4/3/28	$ 588,082
974,455	Olympus Water US Holding Corp., Term B-6 Dollar Loan, 7.002% (Term SOFR + 300 bps), 6/20/31	966,451
	Total Chemicals-Specialty	$3,905,728

	Commercial Services — 2.6%
962,911	AEA International Holdings (Luxembourg) S.a.r.l., First Lien New Term Loan, 6.752% (Term SOFR + 275 bps), 9/7/28	$ 968,929
650,000(b)	Camelot U.S. Acquisition LLC, Amendment No. 7 Incremental Term Loan, 1/31/31	647,021
1,448,662	DS Parent, Inc., Term Loan B, 9.502% (Term SOFR + 550 bps), 1/31/31	1,341,824
730,000	Fleet Midco I Ltd., Facility B2, 6.542% (Term SOFR + 250 bps), 2/21/31	731,825
1,010,000(b)	ION Platform Finance US, Inc., Initial Dollar Term Loan, 10/7/32	991,694
1,178,430	Jupiter Buyer, Inc., Initial Term Loan, 8.252% (Term SOFR + 425 bps), 11/1/31	1,188,925
498,750	Vestis Corp., Term B-1 Loan, 6.448% (Term SOFR + 225 bps), 2/22/31	474,851
	Total Commercial Services	$6,345,069

	Computer Data Security — 0.8%
1,932,925	Precisely Software, Inc., First Lien Third Amendment Term Loan, 8.102% (Term SOFR + 400 bps), 4/24/28	$ 1,868,495
	Total Computer Data Security	$1,868,495

	Computer Services — 2.2%
1,227,527	Ahead DB Holdings LLC, First Lien Term B-5 Loan, 6.752% (Term SOFR + 275 bps), 2/1/31	$ 1,232,321
528,800	Amentum Holdings, Inc., Initial Term Loan, 6.215% (Term SOFR + 225 bps), 9/29/31	524,724
217,000	Cyberswift US Finco LLC, Term Loan, 7.937% (Term SOFR + 400 bps), 10/8/32	217,407
1,376,597	Fortress Intermediate 3, Inc., Tranche B Term Loan, 7.106% (Term SOFR + 300 bps), 6/27/31	1,376,597
740,601	KBR, Inc., Term B Facility, 5.965% (Term SOFR + 200 bps), 1/17/31	744,172
1,222,855	Smartronix LLC, Term Loan, 8.465% (Term SOFR + 450 bps), 2/6/32	1,222,855
	Total Computer Services	$5,318,076

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/255

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Computer Software — 0.3%
675,500	Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 7.829% (Term SOFR + 375 bps), 10/16/28	$ 649,747
	Total Computer Software	$649,747

	Computers-Memory Devices — 0.5%
1,307,599	SanDisk Corp., Term B Loan, 6.857% (Term SOFR + 300 bps), 2/20/32	$ 1,310,868
	Total Computers-Memory Devices	$1,310,868

	Consulting Services — 0.7%
876,238	Ankura Consulting Group LLC, First Lien 2024-2 Repricing Term Loan, 7.365% (Term SOFR + 350 bps), 12/29/31	$ 861,233
741,236(b)	First Advantage Holdings LLC, First Lien Term B-3 Loan, 6.715% (Term SOFR + 275 bps), 10/31/31	720,852
	Total Consulting Services	$1,582,085

	Consumer Products — 0.3%
744,189	Reynolds Consumer Products LLC, New Term Loan, 5.715% (Term SOFR + 175 bps), 3/4/32	$ 746,887
	Total Consumer Products	$746,887

	Containers-Metal & Glass — 0.3%
660,000	Owens-Brockway Glass Container, Inc. (aka Owens- Illinois Group, Inc), Tranche B-1 Term Loan B Facility, 6.838% (Term SOFR + 300 bps), 9/30/32	$ 659,725
	Total Containers-Metal & Glass	$659,725

	Containers-Paper & Plastic — 0.8%
855,323	Clydesdale Acquisition Holdings, Inc., First Lien 2025 Incremental Closing Date Term B Loan, 7.215% (Term SOFR + 325 bps), 4/1/32	$ 854,467
1,000,000(b)	Clydesdale Acquisition Holdings, Inc., First Lien Term B Loan, 4/13/29	1,000,694
	Total Containers-Paper & Plastic	$1,855,161

	Cruise Lines — 0.6%
574,200	LC Ahab US Bidco LLC, Second Amendment Incremental Term Loan, 6.965% (Term SOFR + 300 bps), 5/1/31	$ 575,636
915,000	SGH2 LLC, Initial Dollar Term Loan, 8.508% (Term SOFR + 450 bps), 8/18/32	917,287
	Total Cruise Lines	$1,492,923

The accompanying notes are an integral part of these financial statements.
6Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Dialysis Centers — 1.1%
1,287,024	DaVita, Inc., Tranche B-2 Term Loan, 5.715% (Term SOFR + 175 bps), 5/9/31	$ 1,290,600
1,518,450	U.S. Renal Care, Inc., Closing Date Term Loan, 9.079% (Term SOFR + 500 bps), 6/28/28	1,443,001
	Total Dialysis Centers	$2,733,601

	Disposable Medical Products — 0.2%
543,842	Medline Borrower LP, 2030 Refinancing Term Loan, 5.965% (Term SOFR + 200 bps), 10/23/30	$ 544,479
	Total Disposable Medical Products	$544,479

	Distribution & Wholesale — 1.6%
1,351,375	AIP RD Buyer Corp., First Lien Term B Loan, 7.465% (Term SOFR + 350 bps), 12/23/30	$ 1,356,022
1,020,000	Formulations Parent Corp. (aka Chase Corp.), Initial Term Loan, 7.927% (Term SOFR + 400 bps), 4/9/32	1,018,087
883,000	Gloves Buyer, Inc., Initial Term Loan, 7.965% (Term SOFR + 400 bps), 5/21/32	872,331
589,560	Windsor Holdings III LLC, 2025 Dollar Refinancing Term B Loan, 6.727% (Term SOFR + 275 bps), 8/1/30	589,682
	Total Distribution & Wholesale	$3,836,122

	Electric-Distribution — 0.2%
419,732	Lackawanna Energy Center LLC, Replacement Term B Advance, 7.106% (Term SOFR + 300 bps), 8/5/32	$ 421,568
	Total Electric-Distribution	$421,568

	Electric-Generation — 2.2%
645,480	Alpha Generation LLC, Initial Term B Loan, 5.965% (Term SOFR + 200 bps), 9/30/31	$ 646,852
1,976,307	Eastern Power LLC (Eastern Covert Midco LLC), Term Loan, 9.215% (Term SOFR + 525 bps), 4/3/28	1,990,388
953,944	Edgewater Generation LLC, 2025 Refinancing Term Loan, 6.965% (Term SOFR + 300 bps), 8/1/30	957,640
539,104	Hamilton Projects Acquiror LLC, 2025-2 Repricing Term Loan, 6.465% (Term SOFR + 250 bps), 5/30/31	542,361
1,196,992	Long Ridge Energy LLC, Term B Advance, 8.502% (Term SOFR + 450 bps), 2/19/32	1,170,060
	Total Electric-Generation	$5,307,301

	Energy-Alternate Sources — 0.2%
555,000	Bayonne Energy Center LLC, Term Loan B, 6.985% (Term SOFR + 300 bps), 10/1/32	$ 557,428
	Total Energy-Alternate Sources	$557,428

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/257

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Engines — 2.1%
1,711,553	Arcline FM Holdings LLC, First Lien 2025-1 New Term Loan, 6.684% (Term SOFR + 275 bps), 6/23/30	$ 1,716,902
725,000	INNIO Group Holding GmbH, USD Facility B2, 6.134% (Term SOFR + 225 bps), 11/2/28	725,906
2,530,054	LSF12 Badger Bidco LLC, Initial Term Loan, 9.465% (Term SOFR + 550 bps), 8/30/30	2,539,542
	Total Engines	$4,982,350

	Enterprise Software & Services — 1.6%
2,018,436	Cloud Software Group, Inc., Tenth Amendment Tranche B-2 Term Loan, 7.252% (Term SOFR + 325 bps), 3/21/31	$ 2,020,540
1,007,388	Genesys Cloud Services Holdings I LLC, Initial 2025 Dollar Term Loan, 6.465% (Term SOFR + 250 bps), 1/30/32	997,943
965,349	Project Alpha Intermediate Holding, Inc., Second Amendment Refinancing Term Loan, 7.252% (Term SOFR + 325 bps), 10/26/30	966,489
	Total Enterprise Software & Services	$3,984,972

	Finance-Investment Banker — 1.2%
1,337,618	Citadel Securities LP, 2024-1 Term Loan, 5.965% (Term SOFR + 200 bps), 10/31/31	$ 1,342,738
894,540	Hudson River Trading LLC, Term B-1 Loan, 6.782% (Term SOFR + 275 bps), 3/18/30	896,378
657,035	Jefferies Finance LLC, Initial Term Loan, 6.798% (Term SOFR + 275 bps), 10/21/31	647,180
	Total Finance-Investment Banker	$2,886,296

	Finance-Other Services — 0.6%
454,860	IMC Financing LLC, Term Loan, 7.531% (Term SOFR + 350 bps), 6/18/32	$ 459,977
383,645	Mermaid Bidco, Inc., USD Facility B , 7.571% (Term SOFR + 325 bps), 7/3/31	383,645
497,000	Orion Midco Ltd, First Lien Initial Term Loan, 7.427% (Term SOFR + 350 bps), 10/8/32	499,847
	Total Finance-Other Services	$1,343,469

	Food-Catering — 0.5%
1,172,527	Aramark Intermediate HoldCo Corp., U.S. Term B-8 Loan, 6.199% (Term SOFR + 200 bps), 6/22/30	$ 1,176,337
	Total Food-Catering	$1,176,337

The accompanying notes are an integral part of these financial statements.
8Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Food-Confectionery — 0.7%
1,580,070	Fiesta Purchaser, Inc., Second Refinancing Term Loan, 6.715% (Term SOFR + 275 bps), 2/12/31	$ 1,575,979
	Total Food-Confectionery	$1,575,979

	Food-Dairy Products — 1.4%
3,250,000(b)	Chobani LLC, Term Loan B, 10/22/32	$ 3,264,219
	Total Food-Dairy Products	$3,264,219

	Food-Miscellaneous/Diversified — 0.9%
1,287,000	B&G Foods, Inc., Term B-5 Term Loan, 7.465% (Term SOFR + 350 bps), 10/10/29	$ 1,236,485
955,000(b)	Froneri International Ltd., First Lien Facility B6, 6.372% (Term SOFR + 250 bps), 8/2/32	955,199
	Total Food-Miscellaneous/Diversified	$2,191,684

	Gambling (Non-Hotel) — 0.6%
501,075	Flutter Entertainment Plc, 2024 Refinancing Term B Loan, 5.752% (Term SOFR + 175 bps), 11/30/30	$ 499,979
318,212	Flutter Entertainment Plc, Third Incremental Term B Loan, 6.002% (Term SOFR + 200 bps), 6/4/32	317,019
555,000(b)	River Rock Entertainment Authority, California, Term Loan, 6/25/31	541,125
	Total Gambling (Non-Hotel)	$1,358,123

	Gas-Transportation — 0.2%
390,000	Meade Pipeline Co. LLC, Initial Loan, 6.003% (Term SOFR + 200 bps), 9/22/32	$ 390,244
	Total Gas-Transportation	$390,244

	Golf — 0.3%
654,500	Topgolf Callaway Brands Corp., Initial Term Loan, 6.965% (Term SOFR + 300 bps), 3/15/30	$ 650,818
	Total Golf	$650,818

	Hazardous Waste Disposal — 0.5%
1,161,443	JFL-Tiger Acquisition Co., Inc., Initial Term Loan, 7.752% (Term SOFR + 375 bps), 10/17/30	$ 1,170,153
	Total Hazardous Waste Disposal	$1,170,153

	Hotels & Motels — 0.6%
985,056	Travel + Leisure Co., 2024 Incremental Term Loan, 6.465% (Term SOFR + 250 bps), 12/14/29	$ 987,958
430,000(b)	TRQ Sales LLC, Initial Term Loan, 8/13/32	427,313
	Total Hotels & Motels	$1,415,271

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/259

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Independent Power Producer — 0.5%
1,171,170	Lightning Power LLC, Initial Term B Loan, 6.252% (Term SOFR + 225 bps), 8/18/31	$ 1,177,758
	Total Independent Power Producer	$1,177,758

	Insurance Brokers — 0.6%
916,046	HIG Finance 2 Ltd., 2025-2 Dollar Refinancing Term Loan, 6.715% (Term SOFR + 275 bps), 2/15/31	$ 918,526
607,677	USI, Inc., 2024-C Term Loan, 6.252% (Term SOFR + 225 bps), 9/29/30	608,627
	Total Insurance Brokers	$1,527,153

	Internet Content — 1.2%
1,378,514	MH Sub I LLC (Micro Holding Corp.), First Lien 2023 May Incremental Term Loan, 8.252% (Term SOFR + 425 bps), 5/3/28	$ 1,255,924
933,037	MH Sub I LLC (Micro Holding Corp.), First Lien 2024 December New Term Loan, 8.215% (Term SOFR + 425 bps), 12/31/31	753,427
1,010,680	Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-5 Loan, 6.715% (Term SOFR + 275 bps), 3/4/30	942,640
	Total Internet Content	$2,951,991

	Internet Security — 0.4%
250,000(b)	Proofpoint, Inc., Add-On Term Loan, 8/31/28	$ 251,241
634,171	Proofpoint, Inc.,First Lien 2024 Refinancing Term Loan, 6.965% (Term SOFR + 300 bps), 8/31/28	637,320
	Total Internet Security	$888,561

	Investment Management & Advisory Services — 1.5%
1,853,050	Allspring Buyer LLC, 2024 Specified Refinancing Term Loan, 6.813% (Term SOFR + 275 bps), 11/1/30	$ 1,859,613
584,524	CPI Holdco B LLC, Initial Term Loan, 5.965% (Term SOFR + 200 bps), 5/17/31	584,433
982,902	Edelman Financial Engines Center LLC, 2024-2 Refinancing Term Loan, 6.965% (Term SOFR + 300 bps), 4/7/28	986,792
307,679	GTCR Everest Borrower LLC, 2025 Term Loan, 6.752% (Term SOFR + 275 bps), 9/5/31	308,809
	Total Investment Management & Advisory Services	$3,739,647

	Lasers-System & Components — 0.2%
555,307	Coherent Corp., Term B-3 Loan, 5.715% (Term SOFR + 175 bps), 7/2/29	$ 556,868
	Total Lasers-System & Components	$556,868

The accompanying notes are an integral part of these financial statements.
10Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Machinery — 0.2%
385,000	Pro Mach Group, Inc., First Lien Amendment No. 6 Refinancing Term Loan, 6.715% (Term SOFR + 275 bps), 10/16/32	$ 386,283
	Total Machinery	$386,283

	Medical Diagnostic Imaging — 0.7%
1,681,948	US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.), Amendment No. 3 Replacement Term Loan, 8.752% (Term SOFR + 475 bps), 12/15/27	$ 1,690,989
	Total Medical Diagnostic Imaging	$1,690,989

	Medical Labs & Testing Services — 2.5%
1,379,839	Charlotte Buyer, Inc., First Lien Second Refinancing Term Loan, 8.298% (Term SOFR + 425 bps), 2/11/28	$ 1,376,965
1,934,443	Phoenix Guarantor, Inc., First Lien Tranche B-5 Term Loan, 6.465% (Term SOFR + 250 bps), 2/21/31	1,941,335
1,726,080	Sotera Health Holdings LLC, 2025 Refinancing Term Loan, 6.34% (Term SOFR + 250 bps), 5/30/31	1,739,026
955,151	U.S. Anesthesia Partners, Inc., First Lien Initial Term Loan, 8.249% (Term SOFR + 425 bps), 10/1/28	956,942
	Total Medical Labs & Testing Services	$6,014,268

	Medical Products — 0.7%
32,280	Hanger, Inc., Delayed Draw Term Loan, 7.465% (Term SOFR + 350 bps), 10/23/31	$ 32,396
1,671,355	Hanger, Inc., Initial Term Loan, 7.465% (Term SOFR + 350 bps), 10/23/31	1,677,414
	Total Medical Products	$1,709,810

	Medical-Drugs — 2.5%
957,600	1261229 B.C. Ltd., Initial Term Loan, 10.413% (Term SOFR + 625 bps), 10/8/30	$ 951,017
965,250	Endo Finance Holdings, Inc., 2024 Refinancing Term Loan, 8.163% (Term SOFR + 400 bps), 4/23/31	960,906
1,127,801	Jazz Pharmaceuticals, Inc., Tranche B-2 Dollar Term Loan, 6.215% (Term SOFR + 225 bps), 5/5/28	1,131,607
2,114,717	Organon & Co., 2024 Refinancing Dollar Term Loan Facility, 6.241% (Term SOFR + 225 bps), 5/19/31	1,934,588
1,162,912	Padagis LLC, Term B Loan, 8.949% (Term SOFR + 475 bps), 7/6/28	1,017,548
	Total Medical-Drugs	$5,995,666

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2511

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Medical-Generic Drugs — 0.5%
1,311,000	Amneal Pharmaceuticals LLC, Amendment No.1 Term Loan, 7.465% (Term SOFR + 350 bps), 8/1/32	$ 1,322,471
	Total Medical-Generic Drugs	$1,322,471

	Medical-Hospitals — 1.4%
1,811,788	EyeCare Partners LLC, Super-Priority Tranche B Term Loan, 4.97% (Term SOFR + 100 bps), 11/30/28	$ 1,096,131
1,923,641	Knight Health Holdings LLC, Term B Loan, 9.329% (Term SOFR + 525 bps), 12/23/28	639,611
1,588,980	LifePoint Health, Inc., First Lien 2024-2 Refinancing Term Loan, 7.66% (Term SOFR + 350 bps), 5/19/31	1,590,371
	Total Medical-Hospitals	$3,326,113

	Medical-Wholesale Drug Distribution — 0.8%
1,959,402	Gainwell Acquisition Corp., First Lien Term B Loan, 8.102% (Term SOFR + 400 bps), 10/1/27	$ 1,941,032
	Total Medical-Wholesale Drug Distribution	$1,941,032

	Metal Processors & Fabrication — 0.5%
1,260,053	Grinding Media, Inc. (Molycop Ltd.), First Lien 2024 Incremental Term Loan, 7.698% (Term SOFR + 350 bps), 10/12/28	$ 1,256,903
	Total Metal Processors & Fabrication	$1,256,903

	Metal-Aluminum — 0.4%
863,992	Arsenal AIC Parent LLC, 2025 Refinancing Term B Loan, 6.715% (Term SOFR + 275 bps), 8/18/30	$ 867,231
	Total Metal-Aluminum	$867,231

	Multi-line Insurance — 0.4%
858,848	Acrisure LLC, First Lien 2025 Term B Loan, 7.215% (Term SOFR + 325 bps), 6/20/32	$ 862,068
	Total Multi-line Insurance	$862,068

	Non-hazardous Waste Disposal — 0.4%
908,435	Tidal Waste & Recycling Holdings LLC, Initial Term Loan, 7.002% (Term SOFR + 300 bps), 10/24/31	$ 913,119
	Total Non-hazardous Waste Disposal	$913,119

	Office Automation & Equipment — 0.5%
1,138,280	Pitney Bowes, Inc., Tranche B Term Loan, 7.715% (Term SOFR + 375 bps), 3/19/32	$ 1,140,414
	Total Office Automation & Equipment	$1,140,414

The accompanying notes are an integral part of these financial statements.
12Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Oil Companies-Exploration & Production — 0.1%
288,550	Hilcorp Energy I LP, Initial Loan, 6.032% (Term SOFR + 200 bps), 2/11/30	$ 289,392
	Total Oil Companies-Exploration & Production	$289,392

	Paper & Related Products — 0.3%
635,407(b)	Ahlstrom Holding 3 Oy, Additional USD Facility B1, 5/23/30	$ 637,790
	Total Paper & Related Products	$637,790

	Pharmacy Services — 0.3%
619,578	Option Care Health, Inc., 2025 Amendment Term Loan, 5.715% (Term SOFR + 175 bps), 9/16/32	$ 621,514
	Total Pharmacy Services	$621,514

	Physical Practice Management — 0.6%
1,271,812	Sound Inpatient Physicians, Inc., Tranche B Term Loan, 7.763% (Term SOFR + 350 bps), 6/28/28	$ 1,227,299
291,930	Sound Inpatient Physicians, Inc., Tranche C Term Loan, 11.013% (Term SOFR + 675 bps), 6/28/29	264,561
	Total Physical Practice Management	$1,491,860

	Physical Therapy & Rehabilitation Centers — 1.4%
202,922	Summit Behavioral Healthcare LLC, First Lien First Out Term Loan, 10.013% (Term SOFR + 575 bps), 12/31/29	$ 208,841
1,278,971	Summit Behavioral Healthcare LLC, First Lien Second Out Term Loan, 8.513% (Term SOFR + 425 bps), 12/31/29	1,131,890
2,375,797	Upstream Newco, Inc., First Lien August 2021 Incremental Term Loan, 8.352% (Term SOFR + 425 bps), 11/20/26	2,071,892
	Total Physical Therapy & Rehabilitation Centers	$3,412,623

	Pipelines — 2.8%
1,897,936	Brazos Delaware II LLC, 2025 B-2 Refinancing Term Loan, 6.588% (Term SOFR + 250 bps), 2/11/30	$ 1,901,969
601,672	Epic Crude Services LP, 2025 Refinancing Term Loan, 6.34% (Term SOFR + 250 bps), 10/15/31	604,380
678,311	M6 ETX Holdings II Midco LLC, New Term Loan, 6.465% (Term SOFR + 250 bps), 4/1/32	680,261
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2513

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Pipelines — (continued)
1,916,531	Oryx Midstream Services Permian Basin LLC, 2025 Refinancing Term Loan, 6.227% (Term SOFR + 225 bps), 10/5/28	$ 1,922,350
1,574,712	Traverse Midstream Partners LLC, Advance, 6.34% (Term SOFR + 250 bps), 2/16/28	1,580,617
	Total Pipelines	$6,689,577

	Printing-Commercial — 0.6%
586,105	Cimpress Plc, 2024-2 Refinancing Tranche B-1 Term Loan, 6.465% (Term SOFR + 250 bps), 5/17/28	$ 584,639
900,452	Verde Purchaser LLC, Initial Term Loan, 8.002% (Term SOFR + 400 bps), 11/30/30	866,592
	Total Printing-Commercial	$1,451,231

	Professional Sports — 0.5%
1,223,853	Formula One Management Ltd., Facility B, 6.002% (Term SOFR + 200 bps), 9/30/31	$ 1,226,531
	Total Professional Sports	$1,226,531

	Property & Casualty Insurance — 2.5%
1,403,299	Asurion LLC, First Lien New B-10 Term Loan, 8.065% (Term SOFR + 400 bps), 8/19/28	$ 1,406,953
782,955	Asurion LLC, First Lien New B-11 Term Loan, 8.327% (Term SOFR + 425 bps), 8/19/28	786,576
608,964	Asurion LLC, First Lien New B-12 Term Loan, 8.215% (Term SOFR + 425 bps), 9/19/30	608,520
934,501	Asurion LLC, First Lien New B-9 Term Loan, 7.329% (Term SOFR + 325 bps), 7/31/27	935,912
750,000	Asurion LLC, Second Lien New B-4 Term Loan, 9.329% (Term SOFR + 525 bps), 1/20/29	716,797
1,656,706	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2024 Term Loan, 6.465% (Term SOFR + 250 bps), 7/31/31	1,658,260
	Total Property & Casualty Insurance	$6,113,018

	Protection-Safety — 0.5%
262,000(b)	Prime Security Services Borrower LLC, 2025 Incremental Term B-2 Loan, 3/7/32	$ 260,895
865,064	Prime Security Services Borrower LLC, First Lien 2024-1 Refinancing Term B-1 Loan, 6.129% (Term SOFR + 200 bps), 10/13/30	864,433
	Total Protection-Safety	$1,125,328

	Publishing — 1.6%
1,629,437	Cengage Learning, Inc., 2024 Refinancing Term Loan, 7.723% (Term SOFR + 350 bps), 3/24/31	$ 1,609,748
The accompanying notes are an integral part of these financial statements.
14Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Publishing — (continued)
1,447,614	Houghton Mifflin Harcourt Co., First Lien Term B Loan, 9.315% (Term SOFR + 525 bps), 4/9/29	$ 1,194,583
1,065,068	McGraw-Hill Education, Inc., 2025 Tranche B-2 Term Loan, 6.815% (Term SOFR + 275 bps), 8/6/31	1,065,448
	Total Publishing	$3,869,779

	Radio — 0.4%
1,002,233	Townsquare Media LLC, Initial Term Loan, 9.195% (Term SOFR + 500 bps), 2/19/30	$ 891,988
	Total Radio	$891,988

	Recreational Centers — 1.5%
1,377,880	Bulldog Purchaser, Inc., First Lien 2024 New Term Loan, 7.685% (Term SOFR + 375 bps), 6/27/31	$ 1,386,836
1,959,078	Fitness International LLC, Term B Loan, 8.465% (Term SOFR + 450 bps), 2/12/29	1,970,505
322,567	Life Time, Inc., 2025 Refinancing Term Loan, 6.106% (Term SOFR + 200 bps), 11/5/31	322,987
	Total Recreational Centers	$3,680,328

	REITS-Storage — 0.1%
348,175	Iron Mountain Information Management LLC, Amendment No.1 Incremental Term B Loan, 5.965% (Term SOFR + 200 bps), 1/31/31	$ 348,828
	Total REITS-Storage	$348,828

	Rental Auto & Equipment — 0.7%
1,630,962	Albion Financing 3 S.a r.l. (Albion Financing LLC), 2025-A Refinancing U.S. Dollar Term Loan, 7.215% (Term SOFR + 300 bps), 5/21/31	$ 1,641,156
	Total Rental Auto & Equipment	$1,641,156

	Retail — 4.0%
1,236,185	Great Outdoors Group LLC, Term B-3 Loan, 7.215% (Term SOFR + 325 bps), 1/23/32	$ 1,238,967
1,505,423	Harbor Freight Tools USA, Inc., Replacement Term Loan, 6.215% (Term SOFR + 225 bps), 6/11/31	1,487,650
410,985	Kodiak BP LLC, Initial Term Loan, 7.752% (Term SOFR + 375 bps), 12/4/31	408,783
780,000	LBM Acquisition LLC, First Lien Amendment No. 4 Refinancing Term Loan, 9.031% (Term SOFR + 500 bps), 6/6/31	776,685
782,000	Park River Holdings, Inc., 2025 Refinancing Term Loan, 8.485% (Term SOFR + 450 bps), 3/15/31	785,177
2,079,140	Petco Health & Wellness Co., Inc., First Lien Initial Term Loan, 7.513% (Term SOFR + 325 bps), 3/3/28	2,052,242
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2515

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Retail — (continued)
1,632,000	PetSmart LLC, Initial Term Loan, 8.031% (Term SOFR + 400 bps), 8/18/32	$ 1,614,999
1,416,797	RVR Dealership Holdings LLC, Term Loan, 7.74% (Term SOFR + 375 bps), 2/8/28	1,336,511
	Total Retail	$9,701,014

	Retail-Catalog Shopping — 0.1%
965,878	Medical Solutions Holdings, Inc., First Lien Initial Term Loan, 7.44% (Term SOFR + 350 bps), 11/1/28	$ 299,422
	Total Retail-Catalog Shopping	$299,422

	Retail-Variety Store — 0.2%
434,000	Evergreen Acqco 1 LP, Initial Term Loan, 7.026% (Term SOFR + 300 bps), 9/17/32	$ 434,814
	Total Retail-Variety Store	$434,814

	Security Services — 1.7%
959,530	Allied Universal Holdco LLC (USAGM Holdco LLC), Amendment No. 7 Replacement U.S. Dollar Term Loan, 7.315% (Term SOFR + 325 bps), 8/20/32	$ 964,082
3,090,740	Garda World Security Corp., Twelfth Additional Term Loan, 7.048% (Term SOFR + 300 bps), 2/1/29	3,093,315
	Total Security Services	$4,057,397

	Semiconductor Equipment — 0.3%
829,704	MKS Instruments, Inc., 2025-1 Dollar Term B Loan, 5.977% (Term SOFR + 200 bps), 8/17/29	$ 830,352
	Total Semiconductor Equipment	$830,352

	Telecom Services — 0.8%
1,605,000	Windstream Services LLC, 2024 Term Loan, 8.815% (Term SOFR + 475 bps), 10/1/31	$ 1,613,025
370,000	Windstream Services LLC, 2025 Term Loan, 7.965% (Term SOFR + 400 bps), 10/6/32	366,994
	Total Telecom Services	$1,980,019

	Telecommunication Equipment — 0.8%
2,000,000	Commscope LLC, Initial Term Loan, 8.715% (Term SOFR + 475 bps), 12/17/29	$ 2,020,750
	Total Telecommunication Equipment	$2,020,750

	Telephone-Integrated — 0.3%
779,943	Level 3 Financing, Inc., Term B-4 Refinancing Loans, 7.215% (Term SOFR + 325 bps), 3/29/32	$ 778,806
	Total Telephone-Integrated	$778,806

The accompanying notes are an integral part of these financial statements.
16Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Television — 0.0%†
9,200	Gray Television, Inc., Term F Loan, 9.384% (Term SOFR + 525 bps), 6/4/29	$ 9,220
	Total Television	$9,220

	Theaters — 0.5%
1,240,772	Crown Finance US, Inc., First Amendment Term Loan, 8.629% (Term SOFR + 450 bps), 12/2/31	$ 1,237,928
	Total Theaters	$1,237,928

	Transport-Air Freight — 0.2%
432,000	Stonepeak Nile Parent LLC, Amendment No 1 Incremental Term Loan, 6.162% (Term SOFR + 225 bps), 4/9/32	$ 431,923
	Total Transport-Air Freight	$431,923

	Transportation Services — 1.5%
1,625,153	Carriage Purchaser, Inc., Term B Loan, 7.465% (Term SOFR + 350 bps), 10/2/28	$ 1,626,169
1,592,331	First Student Bidco, Inc., Initial Term B Loan, 6.711% (Term SOFR + 250 bps), 8/15/30	1,596,908
488,174	First Student Bidco, Inc., Initial Term C Loan, 6.711% (Term SOFR + 250 bps), 8/15/30	489,547
	Total Transportation Services	$3,712,624

	Transport-Rail — 0.4%
1,074,765	Genesee & Wyoming, Inc., Initial Term Loan, 5.752% (Term SOFR + 175 bps), 4/10/31	$ 1,072,600
	Total Transport-Rail	$1,072,600

	Veterinary Diagnostics — 0.3%
624,443	Southern Veterinary Partners LLC, First Lien 2025 New Term Loan, 6.365% (Term SOFR + 250 bps), 12/4/31	$ 624,663
	Total Veterinary Diagnostics	$624,663

	Total Senior Secured Floating Rate Loan Interests (Cost $205,719,917)	$200,826,067

Shares
Common Stocks — 0.2% of Net Assets
Healthcare-Services — 0.0%
396,983(c)+	Sound Inpatient Physicians Holdings	$ —
17,772(c)+	Sound Inpatient Physicians, Inc.	—
	Total Healthcare-Services	$—

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2517

Schedule of Investments  |  10/31/25 (continued)
Shares		Value
	Passenger Airlines — 0.2%
339,540(c)	Grupo Aeromexico SAB de CV	$ 578,745
	Total Passenger Airlines	$578,745

	Total Common Stocks (Cost $301,043)	$578,745

Principal Amount USD ($)
	Asset Backed Securities — 3.6% of Net Assets
1,000,000(a)	AB BSL CLO 1, Ltd., Series 2020-1A, Class ER, 10.765% (3 Month Term SOFR + 686 bps), 1/15/35 (144A)	$ 996,250
1,000,000(a)	CIFC Funding, Ltd., Series 2025-2A, Class D2, 7.455% (3 Month Term SOFR + 355 bps), 4/15/38 (144A)	1,001,250
1,000,000(a)	CIFC Funding, Ltd., Series 2025-2A, Class E, 8.305% (3 Month Term SOFR + 440 bps), 4/15/38 (144A)	976,823
1,000,000(a)	Crown Point CLO 11, Ltd., Series 2021-11A, Class ER, 10.032% (3 Month Term SOFR + 615 bps), 2/28/38 (144A)	1,014,711
1,000,000(a)	Dryden 41 Senior Loan Fund, Series 2015-41A, Class DR, 6.766% (3 Month Term SOFR + 286 bps), 4/15/31 (144A)	1,001,371
1,000,000(a)	Magnetite XXX, Ltd., Series 2021-30A, Class D2R, 7.858% (3 Month Term SOFR + 400 bps), 10/25/37 (144A)	1,016,821
732,861(a)	US Bank NA, Series 2025-SUP1, Class D, 6.883% (SOFR30A + 270 bps), 2/25/32 (144A)	730,960
1,000,000(a)	Voya CLO, Ltd., Series 2025-1A, Class D2, 7.634% (3 Month Term SOFR + 375 bps), 4/20/38 (144A)	1,007,949
1,000,000(a)	Voya CLO, Ltd., Series 2025-1A, Class E, 8.484% (3 Month Term SOFR + 460 bps), 4/20/38 (144A)	979,415
	Total Asset Backed Securities (Cost $8,751,608)	$8,725,550

	Commercial Mortgage-Backed Securities—0.1% of Net Assets
74,237(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 10.672% (SOFR30A + 636 bps), 1/25/27 (144A)	$ 73,451
92,966(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 13.422% (SOFR30A + 911 bps), 7/25/30 (144A)	94,784
	Total Commercial Mortgage-Backed Securities (Cost $171,868)	$168,235

The accompanying notes are an integral part of these financial statements.
18Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Corporate Bonds — 6.8% of Net Assets
	Advertising — 0.6%
265,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 260,031
500,000	Clear Channel Outdoor Holdings, Inc., 7.875%, 4/1/30 (144A)	524,183
750,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	714,590
	Total Advertising	$1,498,804

	Aerospace & Defense — 0.5%
1,000,000	Goat Holdco LLC, 6.75%, 2/1/32 (144A)	$ 1,021,163
52,000	TransDigm, Inc., 6.25%, 1/31/34 (144A)	53,742
	Total Aerospace & Defense	$1,074,905

	Airlines — 0.5%
1,000,000	OneSky Flight LLC, 8.875%, 12/15/29 (144A)	$ 1,061,169
	Total Airlines	$1,061,169

	Banks — 0.2%
500,000(d)	Citizens Financial Group, Inc., 6.645% (SOFR + 233 bps), 4/25/35	$ 547,815
	Total Banks	$547,815

	Chemicals — 0.4%
1,000,000	Methanex US Operations, Inc., 6.25%, 3/15/32 (144A)	$ 1,017,276
	Total Chemicals	$1,017,276

	Commercial Services — 0.7%
1,500,000	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/32 (144A)	$ 1,549,250
	Total Commercial Services	$1,549,250

	Diversified Financial Services — 0.4%
1,000,000(d)	Ally Financial, Inc., 6.184% (SOFR + 229 bps), 7/26/35	$ 1,035,199
	Total Diversified Financial Services	$1,035,199

	Electric — 0.2%
500,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	$ 490,938
	Total Electric	$490,938

	Internet — 0.4%
1,000,000	ION Platform Finance US, Inc./ION Platform Finance S.a.r.l., 9.00%, 8/1/29 (144A)	$ 1,012,329
	Total Internet	$1,012,329

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2519

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Media — 0.2%
575,000	Gray Media, Inc., 7.25%, 8/15/33 (144A)	$ 562,964
	Total Media	$562,964

	Mining — 0.4%
1,000,000	Novelis Corp., 3.875%, 8/15/31 (144A)	$ 916,320
	Total Mining	$916,320

	Oil & Gas — 0.8%
1,000,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.875%, 5/15/34 (144A)	$ 949,996
1,000,000	Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29 (144A)	997,958
	Total Oil & Gas	$1,947,954

	Pharmaceuticals — 0.4%
1,000,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	$ 956,645
	Total Pharmaceuticals	$956,645

	Pipelines — 0.4%
330,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 7.50%, 12/15/33 (144A)	$ 357,045
500,000	Venture Global Calcasieu Pass LLC, 3.875%, 8/15/29 (144A)	473,646
	Total Pipelines	$830,691

	REITS — 0.3%
750,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 8.625%, 6/15/32 (144A)	$ 702,393
	Total REITS	$702,393

	Semiconductors — 0.0%†
55,000	Amkor Technology, Inc., 5.875%, 10/1/33 (144A)	$ 55,950
	Total Semiconductors	$55,950

	Software — 0.4%
1,000,000	Cloud Software Group, Inc., 6.50%, 3/31/29 (144A)	$ 1,007,548
	Total Software	$1,007,548

	Total Corporate Bonds (Cost $15,985,832)	$16,268,150

	Insurance-Linked Securities — 1.3% of Net Assets#
	Event Linked Bonds — 1.3%
	Flood – U.S. — 0.1%
250,000(a)	FloodSmart Re, 21.00%, (FHMMUSTF + 1,715 bps), 3/11/26 (144A)	$ 258,975
The accompanying notes are an integral part of these financial statements.
20Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Health – U.S. — 0.2%
250,000(a)	Vitality Re XIII, 5.85%, (FHMMUSTF + 200 bps), 1/6/26 (144A)	$ 250,100
250,000(a)	Vitality Re XIV, 7.35%, (FHMMUSTF + 350 bps), 1/5/27 (144A)	255,650
		$505,750

	Multiperil – U.S. — 0.5%
250,000(a)	Bonanza Re, 7.60%, (MSMMUSTF + 375 bps), 12/19/27 (144A)	$ 253,800
250,000(a)	Residential Re, 9.581%, (3 Month U.S. Treasury Bill + 578 bps), 12/8/25 (144A)	250,625
250,000(a)	Sanders Re, 7.87%, (JMMMUSTF + 399 bps), 4/7/29 (144A)	254,975
250,000(a)	Sanders Re, 9.24%, (JMMMUSTF + 536 bps), 4/7/29 (144A)	259,775
250,000(a)	Sanders Re III, 7.20%, (BRMMUSDF + 334 bps), 4/7/26 (144A)	252,475
		$1,271,650

	Multiperil – U.S. & Canada — 0.2%
250,000(a)	Kilimanjaro II Re, 10.11%, (BRMMUSDF + 625 bps), 6/30/28 (144A)	$ 261,400
250,000(a)	Kilimanjaro II Re, 11.11%, (BRMMUSDF + 725 bps), 6/30/28 (144A)	263,175
		$524,575

	Multiperil – U.S. Regional — 0.1%
250,000(a)	Long Point Re IV, 8.11%, (BRMMUSDF + 425 bps), 6/1/26 (144A)	$ 253,625
	Windstorm – Florida — 0.1%
154,720(a)	Integrity Re, 4.35%, (FHMMUSTF + 50 bps), 6/6/30 (144A)	$ 69,624
	Windstorm – U.S. Northeast — 0.1%
250,000(a)	3264 Re, 10.85%, (FHMMUSTF + 700 bps), 7/8/27 (144A)	$ 264,225
	Total Event Linked Bonds	$3,148,424

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2521

Schedule of Investments  |  10/31/25 (continued)
Face Amount USD ($)		Value
	Reinsurance Sidecars — 0.0%†
	Multiperil – U.S. — 0.0%†
400,000(c)(e)+	Harambee Re 2018, 12/31/25	$ 1,360
400,000(c)(e)+	Harambee Re 2019, 12/31/25	—
		$1,360

	Multiperil – Worldwide — 0.0%†
19,715(c)(e)+	Alturas Re 2022-2, 12/31/27	$ 698
	Total Reinsurance Sidecars	$2,058

	Total Insurance-Linked Securities (Cost $3,160,849)	$3,150,482

Shares
	Investment Companies — 3.0% of Net Assets
200,000	Invesco Senior Loan ETF	$ 4,180,000
75,000	State Street Blackstone Senior Loan ETF	3,113,250
	Total Investment Companies (Cost $7,296,250)	$7,293,250

	SHORT TERM INVESTMENTS — 5.8% of Net Assets
	Open-End Fund — 5.8%
14,027,982(f)	Dreyfus Government Cash Management, Institutional Shares, 4.00%	$ 14,027,982
		$14,027,982

	TOTAL SHORT TERM INVESTMENTS (Cost $14,027,982)	$14,027,982

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 104.0% (Cost $255,415,349)	$251,038,461
	OTHER ASSETS AND LIABILITIES — (4.0)%	$(9,681,471)
	net assets — 100.0%	$241,356,990

bps	Basis Points.
BRMMUSDF	BlackRock Liquidity Fund Treasury Trust Fund Portfolio Fund Yield.
ETF	Exchange-traded Fund.
FHMMUSTF	Federated Hermes US Treasury Cash Reserves Fund Yield.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
JMMMUSTF	JPMorgan 100% US Treasury Securities Money Market Fund Yield.
MSMMUSTF	MSILF Treasury Securities Portfolio Fund Yield.
REIT	Real Estate Investment Trust.
The accompanying notes are an integral part of these financial statements.
22Victory Pioneer Floating Rate Fund | Annual | 10/31/25

SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2025, the value of these securities amounted to $26,727,345, or 11.1% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2025.
(b)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(c)	Non-income producing security.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2025.
(e)	Issued as preference shares.
(f)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2025.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2025.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale (see Notes to Financial Statements — Note 1H).
Restricted Securities	Acquisition date	Cost	Value
3264 Re	6/24/2024	$250,000	$264,225
Alturas Re 2022-2	4/11/2023	—	698
Bonanza Re	12/16/2024	250,000	253,800
FloodSmart Re	2/23/2023	250,000	258,975
Harambee Re 2018	12/19/2017	6,949	1,360
Harambee Re 2019	12/20/2018	—	—
Integrity Re	5/9/2022	154,720	69,624
Kilimanjaro II Re	6/24/2024	250,000	261,400
Kilimanjaro II Re	6/24/2024	250,000	263,175
Long Point Re IV	5/13/2022	250,000	253,625
Residential Re	10/28/2021	250,000	250,625
Sanders Re	12/10/2024	250,000	254,975
Sanders Re	12/10/2024	250,000	259,775
Sanders Re III	3/22/2022	250,000	252,475
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2523

Schedule of Investments  |  10/31/25 (continued)
Restricted Securities	Acquisition date	Cost	Value
Vitality Re XIII	3/6/2023	$249,180	$250,100
Vitality Re XIV	1/25/2023	250,000	255,650
Total Restricted Securities			$3,150,482
% of Net assets			1.3%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	4,671,646	USD	252,802	Morgan Stanley & Co., LLC	12/19/25	$(2,651)
USD	820,297	MXN	15,183,481	Morgan Stanley & Co., LLC	12/19/25	7,272
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$4,621
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
MXN — Mexican Peso
USD — United States Dollar
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended October 31, 2025, aggregated $228,722,928 and $319,219,652, respectively.
At October 31, 2025, the net unrealized depreciation on investments based on cost for federal tax purposes of $256,019,569 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,335,910
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(7,314,365)
Net unrealized depreciation	$(4,978,455)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
24Victory Pioneer Floating Rate Fund | Annual | 10/31/25

The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$200,826,067	$—	$200,826,067
Common Stocks
Healthcare-Services	—	—	—*	—*
Passenger Airlines	—	578,745	—	578,745
Asset Backed Securities	—	8,725,550	—	8,725,550
Commercial Mortgage-Backed Securities	—	168,235	—	168,235
Corporate Bonds	—	16,268,150	—	16,268,150
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – U.S.	—	—	1,360	1,360
Multiperil – Worldwide	—	—	698	698
All Other Insurance-Linked Securities	—	3,148,424	—	3,148,424
Investment Companies	7,293,250	—	—	7,293,250
Open-End Fund	14,027,982	—	—	14,027,982
Total Investments in Securities	$21,321,232	$229,715,171	$2,058	$251,038,461
Other Financial Instruments
Net unrealized appreciation on forward foreign currency exchange contracts	$—	$4,621	$—	$4,621
Total Other Financial Instruments	$—	$4,621	$—	$4,621
*	Securities valued at $0.
During the year ended October 31, 2025, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2525

Statement of Assets and Liabilities  |  10/31/25
ASSETS:
Investments in unaffiliated issuers, at value (cost $255,415,349)	$251,038,461
Cash	40,752
Foreign currencies, at value (cost $5,867)	5,748
Unrealized appreciation on unfunded loan commitments	2,772
Unrealized appreciation on forward foreign currency exchange contracts	7,272
Receivables —
Investment securities sold	3,499,967
Fund shares sold	328,302
Dividends	48,382
Interest	1,077,723
Due from the Adviser	220,160
Other assets	24,583
Total assets	$256,294,122
LIABILITIES:
Payables —
Investment securities purchased	$13,027,055
Fund shares repurchased	1,069,251
Distributions	307,986
Trustees’ fees	737
Unrealized depreciation on forward foreign currency exchange contracts	2,651
Management fees	307,016
Administrative expenses	11,487
Distribution fees	10,636
Accrued expenses	200,313
Total liabilities	$14,937,132
NET ASSETS:
Paid-in capital	$343,544,212
Distributable earnings (loss)	(102,187,222)
Net assets	$241,356,990
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A* (based on $54,754,631/9,170,839 shares)	$5.97
Class C* (based on $10,504,212/1,744,133 shares)	$6.02
Class Y* (based on $176,098,147/29,207,152 shares)	$6.03
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $5.97 net asset value per share/100%-2.25% maximum sales charge)	$6.11

*	Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6 and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
26Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Statement of Operations FOR THE YEAR ENDED 10/31/25
INVESTMENT INCOME:
Interest from unaffiliated issuers	$22,944,333
Dividends from unaffiliated issuers	1,080,843
Total Investment Income		$24,025,176
EXPENSES:
Management fees	$1,757,457
Administrative expenses	109,271
Transfer agent fees
Class A*	36,215
Class C*	5,088
Class Y*	263,079
Distribution fees
Class A*	150,938
Class C*	102,790
Shareholder communications expense	21,097
Custodian fees	23,057
Registration fees	107,833
Professional fees	83,475
Printing expense	31,386
Officers’ and Trustees’ fees	10,196
Insurance expense	7,442
Miscellaneous	81,428
Total expenses		$2,790,752
Less fees waived and expenses reimbursed by the Adviser		(304,453)
Net expenses		$2,486,299
Net investment income		$21,538,877
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(6,467,727)
Forward foreign currency exchange contracts	(40,777)
Other assets and liabilities denominated in foreign currencies	(13,206)	$(6,521,710)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(543,562)
Forward foreign currency exchange contracts	(49,282)
Unfunded loan commitments	1,228
Other assets and liabilities denominated in foreign currencies	(119)	$(591,735)
Net realized and unrealized gain (loss) on investments		$(7,113,445)
Net increase in net assets resulting from operations		$14,425,432

*	Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6 and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2527

Statements of Changes in Net Assets
	Year Ended 10/31/25	Year Ended 10/31/24
FROM OPERATIONS:
Net investment income (loss)	$21,538,877	$26,743,451
Net realized gain (loss) on investments	(6,521,710)	(7,917,725)
Change in net unrealized appreciation (depreciation) on investments	(591,735)	14,231,440
Net increase in net assets resulting from operations	$14,425,432	$33,057,166
DISTRIBUTIONS TO SHAREHOLDERS:
Class A* ($0.44 and $0.54 per share, respectively)	$(4,396,915)	$(6,109,280)
Class C* ($0.40 and $0.50 per share, respectively)	(665,177)	(749,128)
Class Y* ($0.46 and $0.56 per share, respectively)	(16,976,621)	(20,979,715)
Total distributions to shareholders	$(22,038,713)	$(27,838,123)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$99,554,409	$183,107,656
Reinvestment of distributions	18,154,770	22,843,014
Cost of shares repurchased	(211,123,220)	(153,745,403)
Net increase (decrease) in net assets resulting from Fund share transactions	$(93,414,041)	$52,205,267
Net increase (decrease) in net assets	$(101,027,322)	$57,424,310
NET ASSETS:
Beginning of year	$342,384,312	$284,960,002
End of year	$241,356,990	$342,384,312

*	Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6 and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
28Victory Pioneer Floating Rate Fund | Annual | 10/31/25

	Year Ended 10/31/25 Shares	Year Ended 10/31/25 Amount	Year Ended 10/31/24 Shares	Year Ended 10/31/24 Amount
Class A*
Shares sold	1,136,819	$6,892,771	2,784,053	$16,896,272
Reinvestment of distributions	695,474	4,206,622	954,848	5,807,518
Less shares repurchased	(3,971,239)	(24,071,857)	(4,151,823)	(25,186,179)
Net decrease	(2,138,946)	$(12,972,464)	(412,922)	$(2,482,389)
Class C*
Shares sold	545,699	$3,336,171	524,932	$3,223,500
Reinvestment of distributions	107,594	655,931	118,622	727,420
Less shares repurchased	(404,849)	(2,459,915)	(705,392)	(4,323,983)
Net increase (decrease)	248,444	$1,532,187	(61,838)	$(373,063)
Class Y*
Shares sold	14,562,263	$89,325,467	26,508,615	$162,987,884
Reinvestment of distributions	2,174,123	13,292,217	2,654,186	16,308,076
Less shares repurchased	(30,318,124)	(184,591,448)	(20,225,145)	(124,235,241)
Net increase (decrease)	(13,581,738)	$(81,973,764)	8,937,656	$55,060,719

*	Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6 and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2529

Financial Highlights
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class A*
Net asset value, beginning of period	$6.11	$6.00	$6.00	$6.51	$6.28
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.43	$0.51	$0.53	$0.26	$0.19
Net realized and unrealized gain (loss) on investments	(0.13)	0.14	0.02	(0.54)	0.26
Net increase (decrease) from investment operations	$0.30	$0.65	$0.55	$(0.28)	$0.45
Distributions to shareholders:
Net investment income	$(0.44)	$(0.54)	$(0.55)	$(0.23)	$(0.22)
Total distributions	$(0.44)	$(0.54)	$(0.55)	$(0.23)	$(0.22)
Net increase (decrease) in net asset value	$(0.14)	$0.11	$—	$(0.51)	$0.23
Net asset value, end of period	$5.97	$6.11	$6.00	$6.00	$6.51
Total return (b)	5.04%	11.25%	9.50%	(4.32)%	7.25%
Ratio of net expenses to average net assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	7.15%	8.44%	8.72%	4.20%	2.89%
Portfolio turnover rate	81%	64%	28%	45%	41%
Net assets, end of period (in thousands)	$54,755	$69,110	$70,371	$84,071	$84,417
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.08%	1.15%	1.30%	1.22%	1.26%
Net investment income (loss) to average net assets	7.12%	8.34%	8.47%	4.03%	2.68%
*	Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6 and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
30Victory Pioneer Floating Rate Fund | Annual | 10/31/25

	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class C*
Net asset value, beginning of period	$6.16	$6.05	$6.05	$6.57	$6.34
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.39	$0.47	$0.48	$0.22	$0.14
Net realized and unrealized gain (loss) on investments	(0.13)	0.14	0.03	(0.55)	0.26
Net increase (decrease) from investment operations	$0.26	$0.61	$0.51	$(0.33)	$0.40
Distributions to shareholders:
Net investment income	$(0.40)	$(0.50)	$(0.51)	$(0.19)	$(0.17)
Total distributions	$(0.40)	$(0.50)	$(0.51)	$(0.19)	$(0.17)
Net increase (decrease) in net asset value	$(0.14)	$0.11	$—	$(0.52)	$0.23
Net asset value, end of period	$6.02	$6.16	$6.05	$6.05	$6.57
Total return (b)	4.28%	10.36%	8.66%	(5.11)%	6.39%
Ratio of net expenses to average net assets	1.80%	1.82%	1.83%	1.79%	1.85%
Ratio of net investment income (loss) to average net assets	6.38%	7.67%	7.92%	3.42%	2.12%
Portfolio turnover rate	81%	64%	28%	45%	41%
Net assets, end of period (in thousands)	$10,504	$9,219	$9,429	$12,520	$14,538
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.82%	1.82%	1.88%	1.79%	1.86%
Net investment income (loss) to average net assets	6.36%	7.67%	7.87%	3.42%	2.11%
*	Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6 and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2531

Financial Highlights (continued)
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class Y*
Net asset value, beginning of period	$6.17	$6.06	$6.05	$6.58	$6.34
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.46	$0.53	$0.55	$0.28	$0.21
Net realized and unrealized gain (loss) on investments	(0.14)	0.14	0.03	(0.55)	0.27
Net increase (decrease) from investment operations	$0.32	$0.67	$0.58	$(0.27)	$0.48
Distributions to shareholders:
Net investment income	$(0.46)	$(0.56)	$(0.57)	$(0.26)	$(0.24)
Total distributions	$(0.46)	$(0.56)	$(0.57)	$(0.26)	$(0.24)
Net increase (decrease) in net asset value	$(0.14)	$0.11	$0.01	$(0.53)	$0.24
Net asset value, end of period	$6.03	$6.17	$6.06	$6.05	$6.58
Total return (b)	5.38%	11.55%	10.00%	(4.25)%	7.70%
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	7.45%	8.70%	8.99%	4.39%	3.16%
Portfolio turnover rate	81%	64%	28%	45%	41%
Net assets, end of period (in thousands)	$176,098	$264,055	$205,160	$302,184	$366,465
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.88%	0.86%	0.90%	0.82%	0.81%
Net investment income (loss) to average net assets	7.32%	8.59%	8.84%	4.32%	3.10%
*	Pioneer Floating Rate Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6 and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
32Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Notes to Financial Statements  |  10/31/25
1. Organization and Signiﬁcant Accounting Policies
Victory Pioneer Floating Rate Fund (the “Fund”) is one of 26 portfolios comprising Victory Portfolios IV (the “Trust”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified, open-end management investment company. The Fund, which commenced operations on May 2, 2025, is the successor to Pioneer Floating Rate Fund (the “Predecessor Fund”) and, accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. The Predecessor Fund transferred all of the net assets of Class A, Class C and Class Y shares in exchange for the Fund’s Class A, Class C and Class Y shares, respectively, on May 2, 2025 pursuant to an agreement and plan of reorganization (the “Reorganization”) which was approved by the shareholders of the Predecessor Fund on April 28, 2025. Accordingly, the Reorganization, which did not result in any federal income tax to the Predecessor Fund or its shareholders, had no effect on the Fund’s operations. The investment objective of the Fund is to produce a high level of current income.
The Fund offers four classes of shares designated as Class A, Class C, Class R6 and Class Y shares. Class R6 shares did not have assets or shareholders as of October 31, 2025. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Second Amended and Restated Trust Instrument of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class R6 or Class Y shares.
Prior to April 1, 2025, Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., served as the Fund’s investment adviser
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(“Amundi US”). Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital” or the “Adviser”) serves as the Fund’s investment adviser. See Note 10. Prior to April 1, 2025, Amundi Distributor US, Inc., an affiliate of Amundi US, served as the Fund’s distributor. Effective April 1, 2025, Victory Capital Services, Inc. (the “Distributor”), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.
The Fund complies with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The management committee of the Adviser acts as the Fund’s Chief Operations Decision Maker (CODM), which assesses performance and allocates resources with respect to the Fund. The Fund’s operations constitute a single operating segment and therefore, a single reportable segment, because the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM manages the business activities using information of the Fund as a whole, and assesses performance of the Fund. The financial information provided to and reviewed by the CODM is the same as that presented within the Fund’s financial statements.
On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The ASU is effective for annual periods beginning after December 15, 2024. Management is
34Victory Pioneer Floating Rate Fund | Annual | 10/31/25

currently evaluating the impact of ASU 2023-09 and does not believe it will have a material impact on the Fund’s financial statements.
The Fund is a series portfolio of a registered investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
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Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swaps and Derivatives Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such fund’s net asset value.
Shares of funds that are listed on an exchange, including exchange-listed closed-end funds and exchange-traded funds (ETFs), are valued by using the last sale price on the principal exchange where they are traded.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is converted into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a
36Victory Pioneer Floating Rate Fund | Annual | 10/31/25

fair value model developed by an independent pricing service to value non-U.S. equity securities subject to oversight by the Board of Trustees.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity, tariffs, or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend date in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes
Victory Pioneer Floating Rate Fund | Annual | 10/31/2537

over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of October 31, 2025, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”),
38Victory Pioneer Floating Rate Fund | Annual | 10/31/25

and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At October 31, 2025, the Fund was permitted to carry forward indefinitely $15,846,491 of short-term losses and $82,151,662 of long-term losses.
The tax character of distributions paid during the years ended October 31, 2025 and October 31, 2024, was as follows:
	2025	2024
Distributions paid from:
Ordinary income	$22,038,713	$27,838,123
Total	$22,038,713	$27,838,123
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2025:
2025
Distributable earnings/(losses):
Undistributed ordinary income	$1,097,372
Capital loss carryforward	(97,998,153)
Other book/tax temporary differences	(307,986)
Net unrealized depreciation	(4,978,455)
Total	$(102,187,222)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event linked bonds, basis adjustments on defaulted securities, mark-to-market of foreign currency contracts, and the tax treatment of premium and amortization.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. Amundi Distributors US, Inc., the Predecessor Fund’s distributor, and the Distributor earned $2,063 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2025.
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F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares of the Fund do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased
40Victory Pioneer Floating Rate Fund | Annual | 10/31/25

government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following the commencement of the conflict in Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, China enters into military conflict with Taiwan, the Philippines or another neighbor, or other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and
Victory Pioneer Floating Rate Fund | Annual | 10/31/2541

less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
In response to the military conflict in Ukraine commencing in 2022, the United States and other countries issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund invests primarily in floating rate loans and other floating rate investments. Floating rate loans typically are rated below investment grade. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading
42Victory Pioneer Floating Rate Fund | Annual | 10/31/25

market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund’s investment performance. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.
The Fund’s investments, payment obligations and financing terms maybe based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the U.S., a common benchmark replacement is based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be
Victory Pioneer Floating Rate Fund | Annual | 10/31/2543

more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these intermediaries may in turn rely on their service providers, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser, service providers or intermediaries may cause disruptions and impact business operations. This may cause financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of Fund shareholders to effect share purchases; redemptions or exchanges or receive distributions; loss of or unauthorized access to private shareholder information; and violations of applicable privacy; and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
44Victory Pioneer Floating Rate Fund | Annual | 10/31/25

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2025 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but
Victory Pioneer Floating Rate Fund | Annual | 10/31/2545

there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the year ended October 31, 2025, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2025 was $224,763 and $946,637 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2025 are listed in the Schedule of Investments.
46Victory Pioneer Floating Rate Fund | Annual | 10/31/25

2. Investment Advisory Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Advisory Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. Prior to the Reorganization, Amundi Asset Management US, Inc. (“Amundi US”) served as the investment adviser of the Predecessor Fund. Under an investment management agreement with Amundi US, the Predecessor Fund paid management fees at the annual rate of 0.60% of the Fund’s average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund’s average daily net assets, and 0.50% of the Fund’s average daily net assets over $2 billion. For the year ended October 31, 2025, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund’s average daily net assets.
Effective April 1, 2025, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.05%, 1.82%, 0.75% and 0.75% of the Fund’s Class A, Class C, Class R6 and Class Y shares, respectively. These expense limitations are in effect through April 1, 2028. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees. Fees waived and expenses reimbursed during the year ended October 31, 2025 are reflected on the Statement of Operations.
Prior to the Reorganization, Amundi US contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce fund expenses to 1.05% and 0.75% of the average daily net assets attributable to Class A and Class Y shares, respectively.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements Reflected on the Statement of Assets and Liabilities is $307,016 in management fees payable to the Adviser at October 31, 2025.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2547

Effective April 1, 2025, Victory Capital also serves as the Fund’s administrator and fund accountant. Under the Administration and Fund Accounting Agreement, Victory Capital is paid an administration and servicing fee based on a percentage of the average daily net assets of the Fund. The tiered rates at which Victory Capital is paid by the Fund are shown in the table below:
Net Assets
Up to $15 billion	$15 billion to $30 billion	$30 billion to $85 billion	In excess of $85 billion
0.08%	0.05%	0.04%	0.03%
Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations in Administration expenses.
Bank of New York Mellon (“BNY”) acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between Victory Capital and BNY. Victory Capital pays BNY a fee for providing these services.
The Fund reimburses Victory Capital and BNY for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations as Administration expenses.
3. Compensation of Officers and Trustees
The Fund and the Predecessor Fund paid an annual fee to its Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. The Adviser pays the remaining portion of the chief compliance officer’s compensation. For the year ended October 31, 2025, the Fund and the Predecessor Fund paid $10,196 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At October 31, 2025, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $737 and a payable for administrative expenses of $11,487, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities,
48Victory Pioneer Floating Rate Fund | Annual | 10/31/25

respectively, include sub-transfer agent expenses incurred through the Fund’s and the Predecessor Fund’s omnibus relationship contracts.
In addition, during the periods covered by the financial statements the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2025, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$5,858
Class C	986
Class Y	14,253
Total	$21,097
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Reflected on the Statement of Assets and Liabilities is $10,636 in distribution fees payable to the Distributor at October 31, 2025.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 0.75% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. For the year ended October 31, 2025, CDSCs in the amount of $2,626 were paid to Amundi Distributor US, Inc, the Predecessor Fund’s distributor or the Distributor.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2549

6. Line of Credit Facility
During the periods covered by these financial statements, the Fund participated in a committed, unsecured revolving line of credit (“credit facility”). Borrowings were used solely for temporary or emergency purposes. Under the credit facility, the Fund was permitted to borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participated in a credit facility in the amount of $250 million. The commitment fee with respect to the credit facility was 0.20% of the daily unused portion of each lender’s commitment. For the year ended October 31, 2025, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer
50Victory Pioneer Floating Rate Fund | Annual | 10/31/25

amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Morgan Stanley & Co., LLC	$7,272	$(2,651)	$—	$—	$4,621
Total	$7,272	$(2,651)	$—	$—	$4,621
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Morgan Stanley & Co., LLC	$2,651	$(2,651)	$—	$—	$—
Total	$2,651	$(2,651)	$—	$—	$—

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2551

Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2025, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$7,272	$—	$—
Total Value	$—	$—	$7,272	$—	$—
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$2,651	$—	$—
Total Value	$—	$—	$2,651	$—	$—
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2025, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$—	$—	$(40,777)	$—	$—
Total Value	$—	$—	$(40,777)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$(49,282)	$—	$—
Total Value	$—	$—	$(49,282)	$—	$—
52Victory Pioneer Floating Rate Fund | Annual | 10/31/25

9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of October 31, 2025, the Fund had the following unfunded loan commitments outstanding:
Loan	Principal	Cost	Value	Unrealized Appreciation (Depreciation)
Clydesdale Acquisition Holdings, Inc., First Lien 2025 Incremental Delayed Draw Term B Loan	$14,532	$14,532	$14,518	$(14)
Hanger, Inc., Delayed Draw Term Loan	183,836	183,542	184,502	960
Jupiter Buyer, Inc., Initial Delayed Draw Term Loan	136,655	136,046	137,872	1,826
Total Value	$335,023	$334,120	$336,892	$2,772
10. Reorganization
On May 2, 2025 (the “Closing Date”), the Predecessor Fund was reorganized with the Fund (the “Reorganization”). Under the terms of an Agreement and Plan of Reorganization, the Predecessor Fund transferred all of its assets and liabilities (other than certain securities that were subject to restriction on transfer) in exchange for shares of the Fund equal in value to those assets and liabilities. The Reorganization was structured so that the transfer of assets and liabilities did not result in federal tax liability to the Predecessor Fund or its shareholders. Shareholders holding Class A, Class C, Class K and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6 and Class Y shares of the Fund, respectively, in the Reorganization. The investment portfolio of the Predecessor Fund, with an aggregate value of $264,347,476 and an identified cost of $273,203,307 at May 2, 2025, was the principal asset acquired by the Fund. The Predecessor Fund was the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s  performance and financial history have become the performance and financial history of the Fund.
Victory Pioneer Floating Rate Fund | Annual | 10/31/2553

11. Subsequent Event
On September 30, 2025, the Board upon the recommendation of the Adviser, approved a change in the Fund's custodian, sub-administrator, sub-fund accountant, and transfer agent to be effective at the close of business on or about February 6, 2026 (the “Effective Date”). After the Effective Date, Citibank, N.A. will serve as the custodian of the Fund, Citi Fund Services Ohio, Inc. will serve as sub-administrator and sub-fund accountant of the Fund and FIS Investor Services LLC will serve as transfer agent of the Fund.
54Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Victory Portfolios IV (formerly Pioneer Series Trust VI) and the Shareholders of Victory Pioneer Floating Rate Fund (formerly Pioneer Floating Rate Fund):

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Victory Pioneer Floating Rate Fund (formerly Pioneer Floating Rate Fund) (the “Fund”) (one of the funds constituting Victory Portfolios IV) (formerly Pioneer Series Trust VI), including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended October 31, 2023, 2022, and 2021 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 22, 2023.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are
Victory Pioneer Floating Rate Fund | Annual | 10/31/2555

required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2025
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
56Victory Pioneer Floating Rate Fund | Annual | 10/31/25

Additional Information (unaudited)
For the year ended October 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 92.95%.
Results of Special Shareholder Meeting
A Special Shareholder Meeting of Pioneer Floating Rate Fund was held on March 27, 2025, which reconvened on April 28, 2025, to approve an Agreement and Plan of Reorganization pursuant to which Pioneer Floating Rate Fund reorganized into Victory Pioneer Floating Rate Fund.
The voting results were as follows:
Fund	Total Votes	Votes For	Votes Against	Votes Abstained
Pioneer Floating Rate Fund	28,799,203	26,169,401	329,757	2,300,045
Victory Pioneer Floating Rate Fund | Annual | 10/31/2557

How to Contact Victory Capital
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
Visit our web site: vcm.com
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://sec.gov.

Victory Capital Management, Inc.
60 State Street
Boston, MA 02109
vcm.com
Securities offered through Victory Capital Services, Inc.
60 State Street, Boston, MA 02109
Underwriter of Victory Funds, Member SIPC
© 2025 Victory Capital Management, Inc. 21401-AFR-1225

Victory Pioneer High Yield Fund*
(successor to Pioneer High Yield Fund)*
Annual: Full Financials | October 31, 2025
* Effective May 2, 2025, during the annual reporting period covered by this report, Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with Victory Pioneer High Yield Fund (the “Reorganization”). The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of Victory Pioneer High Yield Fund.

visit us: vcm.com

Victory Pioneer High Yield Fund | Annual | 10/31/251

Schedule of Investments  |  10/31/25
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 99.1%
	Senior Secured Floating Rate Loan Interests — 2.0% of Net Assets*(a)
	Computer Services — 0.1%
263,096	Amentum Holdings, Inc., Initial Term Loan, 6.215% (Term SOFR + 225 bps), 9/29/31	$ 261,068
	Total Computer Services	$261,068

	Cruise Lines — 0.3%
1,410,750	LC Ahab US Bidco LLC, Second Amendment Incremental Term Loan, 6.965% (Term SOFR + 300 bps), 5/1/31	$ 1,414,277
	Total Cruise Lines	$1,414,277

	Electric-Generation — 0.2%
1,118,700	Alpha Generation LLC, Initial Term B Loan, 5.965% (Term SOFR + 200 bps), 9/30/31	$ 1,121,077
	Total Electric-Generation	$1,121,077

	Gambling (Non-Hotel) — 0.8%
4,435,000(b)	River Rock Entertainment Authority, California, Term Loan, 6/25/31	$ 4,324,125
	Total Gambling (Non-Hotel)	$4,324,125

	Medical-Drugs — 0.6%
2,578,538	1261229 B.C. Ltd., Initial Term Loan, 10.413% (Term SOFR + 625 bps), 10/8/30	$ 2,560,810
648,450	Endo Finance Holdings, Inc., 2024 Refinancing Term Loan, 8.163% (Term SOFR + 400 bps), 4/23/31	645,532
	Total Medical-Drugs	$3,206,342

	Total Senior Secured Floating Rate Loan Interests (Cost $10,251,298)	$10,326,889

Shares
	Common Stocks — 0.6% of Net Assets
	Chemicals — 0.0%†
148	LyondellBasell Industries NV, Class A	$ 6,870
	Total Chemicals	$6,870

	Commercial Services & Supplies — 0.0%†
190,086,798(c)+	Atento Luxco 1 S.A.	$ 19
	Total Commercial Services & Supplies	$19

The accompanying notes are an integral part of these financial statements.
2Victory Pioneer High Yield Fund | Annual | 10/31/25

Shares		Value
	Financial Services — 0.0%†
138,656(c)+	Unifin Financiera SAB de CV	$ 8,956
	Total Financial Services	$8,956

	Health Care Providers & Services — 0.0%†
1,068(c)	Option Care Health, Inc.	$ 27,800
	Total Health Care Providers & Services	$27,800

	Household Durables — 0.0%†
1,443,476(c)+	Desarrolladora Homex SAB de CV	$ 78
	Total Household Durables	$78

	Oil, Gas & Consumable Fuels — 0.0%†
48(c)	Amplify Energy Corp.	$ 218
	Total Oil, Gas & Consumable Fuels	$218

	Paper & Forest Products — 0.0%
459,481(c)+	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$—

	Passenger Airlines — 0.4%
1,266,410(c)	Grupo Aeromexico SAB de CV	$ 2,158,592
	Total Passenger Airlines	$2,158,592

	Telecommunications — 0.2%
45,018	Altice France	$ 755,259
2,845	Altice Luxembourg S.A.	44,680
	Telecommunications	$799,939

	Total Common Stocks (Cost $2,300,123)	$3,002,472

Principal Amount USD ($)
	Collateralized Mortgage Obligations—0.1% of Net Assets
144,679(a)	DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1C, 4.986% (1 Month Term SOFR + 95 bps), 10/19/45	$ 155,906
135,993	Global Mortgage Securitization, Ltd., Series 2004-A, Class B1, 5.25%, 11/25/32 (144A)	53,444
	Total Collateralized Mortgage Obligations (Cost $134,527)	$209,350

The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/253

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Convertible Corporate Bonds — 0.0%† of Net Assets
	Banks — 0.0%†
IDR11,178,198,000	PT Bakrie & Brothers Tbk, 12/31/25	$ 53,774
	Total Banks	$53,774

	Total Convertible Corporate Bonds (Cost $813,256)	$53,774

	Corporate Bonds — 92.6% of Net Assets
	Advertising — 2.0%
3,994,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 3,919,104
685,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 3/15/33 (144A)	716,280
2,865,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	2,829,187
2,691,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	2,563,950
	Total Advertising	$10,028,521

	Aerospace & Defense — 2.2%
2,055,000	Czechoslovak Group AS, 6.50%, 1/10/31 (144A)	$ 2,124,057
4,030,000	Efesto Bidco S.p.A Efesto US LLC, 7.50%, 2/15/32 (144A)	4,023,693
2,489,000	Goat Holdco LLC, 6.75%, 2/1/32 (144A)	2,541,674
1,100,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	1,155,191
1,500,000	Spirit AeroSystems, Inc., 9.75%, 11/15/30 (144A)	1,648,004
	Total Aerospace & Defense	$11,492,619

	Airlines — 1.7%
3,137,502(d)	ABRA Global Finance, 14.00% (8.00% PIK or 6.00% Cash), 10/22/29 (144A)	$ 3,073,967
2,525,000	Grupo Aeromexico S.A.B de CV, 8.625%, 11/15/31 (144A)	2,532,088
2,885,000	OneSky Flight LLC, 8.875%, 12/15/29 (144A)	3,061,473
	Total Airlines	$8,667,528

	Auto Manufacturers — 1.2%
2,255,000	Ford Motor Co., 6.10%, 8/19/32	$ 2,315,648
3,955,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	3,905,332
	Total Auto Manufacturers	$6,220,980

	Auto Parts & Equipment — 0.9%
815,000	Qnity Electronics, Inc., 5.75%, 8/15/32 (144A)	$ 829,371
The accompanying notes are an integral part of these financial statements.
4Victory Pioneer High Yield Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Auto Parts & Equipment — (continued)
825,000	Qnity Electronics, Inc., 6.25%, 8/15/33 (144A)	$ 847,241
3,154,000	ZF North America Capital, Inc., 7.50%, 3/24/31 (144A)	3,032,856
	Total Auto Parts & Equipment	$4,709,468

	Banks — 2.0%
120,000	Akbank TAS, 6.80%, 2/6/26 (144A)	$ 120,473
3,533,000(e)(f)	BNP Paribas S.A., 7.45% (5 Year CMT Index + 313 bps) (144A)	3,673,534
700,000	Credito Real S.A.B de CV Escrow, 8.00%, 1/21/28	70
250,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	250,561
3,363,000	Freedom Mortgage Corp., 12.25%, 10/1/30 (144A)	3,743,577
2,601,000(e)(f)	Nordea Bank Abp, 6.75% (5 Year CMT Index + 272 bps) (144A)	2,684,581
1,025,000(e)(f)(g)+	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year CMT Index + 636 bps) (144A)	—
750,000(e)(f)(g)+	Sovcombank Via SovCom Capital DAC, 7.75% (5 Year CMT Index + 638 bps) (144A)	—
	Total Banks	$10,472,796

	Building Materials — 1.0%
2,050,000	AmeriTex HoldCo Intermediate LLC, 7.625%, 8/15/33 (144A)	$ 2,144,457
3,145,000	Camelot Return Merger Sub, Inc., 8.75%, 8/1/28 (144A)	2,907,289
	Total Building Materials	$5,051,746

	Chemicals — 5.1%
3,392,000	Celanese US Holdings LLC, 7.20%, 11/15/33	$ 3,477,967
2,558,000	Mativ Holdings, Inc., 8.00%, 10/1/29 (144A)	2,478,799
4,308,000	Methanex US Operations, Inc., 6.25%, 3/15/32 (144A)	4,382,425
3,244,000	NOVA Chemicals Corp., 4.25%, 5/15/29 (144A)	3,157,061
1,195,000	NOVA Chemicals Corp., 7.00%, 12/1/31 (144A)	1,267,620
5,465,000	Olympus Water US Holding Corp., 7.25%, 2/15/33 (144A)	5,439,693
3,860,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	3,853,253
EUR1,855,000	SCIL IV LLC/SCIL USA Holdings LLC, 9.50%, 7/15/28 (144A)	2,237,897
	Total Chemicals	$26,294,715

The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/255

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Coal — 1.0%
4,699,000	Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 8.625%, 6/15/29 (144A)	$ 4,972,947
	Total Coal	$4,972,947

	Commercial Services — 4.4%
1,825,000	ADT Security Corp., 5.875%, 10/15/33 (144A)	$ 1,851,366
3,406,000	Allied Universal Holdco LLC, 7.875%, 2/15/31 (144A)	3,546,381
590,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, 6/1/29 (144A)	576,794
1,425,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	1,394,702
627,393(d)+	Atento Luxco 1 S.A., 20.00% (10.00% PIK or 10.00% Cash), 11/30/29 (144A)	156,848
1,950,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.375%, 6/15/32 (144A)	1,997,578
5,289,000	Champions Financing, Inc., 8.75%, 2/15/29 (144A)	5,127,037
295,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	292,689
1,232,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	1,201,794
1,880,000	Garda World Security Corp., 7.75%, 2/15/28 (144A)	1,923,727
2,180,000	Garda World Security Corp., 8.375%, 11/15/32 (144A)	2,218,104
530,000	Herc Holdings, Inc., 7.00%, 6/15/30 (144A)	554,740
800,000	Herc Holdings, Inc., 7.25%, 6/15/33 (144A)	843,442
850,000	ION Platform Finance US, Inc., 7.875%, 9/30/32 (144A)	829,064
	Total Commercial Services	$22,514,266

	Computers — 1.1%
3,085,000	KBR, Inc., 4.75%, 9/30/28 (144A)	$ 3,032,894
2,587,000	NCR Voyix Corp., 5.00%, 10/1/28 (144A)	2,561,903
	Total Computers	$5,594,797

	Distribution/Wholesale — 1.0%
5,166,000	Velocity Vehicle Group LLC, 8.00%, 6/1/29 (144A)	$ 5,079,454
	Total Distribution/Wholesale	$5,079,454

The accompanying notes are an integral part of these financial statements.
6Victory Pioneer High Yield Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Diversified Financial Services — 7.1%
2,900,000(f)	Ally Financial, Inc., 6.184% (SOFR + 229 bps), 7/26/35	$ 3,002,076
215,000	Freedom Mortgage Holdings LLC, 8.375%, 4/1/32 (144A)	224,162
1,040,000	Freedom Mortgage Holdings LLC, 9.125%, 5/15/31 (144A)	1,105,547
1,390,000	Freedom Mortgage Holdings LLC, 9.25%, 2/1/29 (144A)	1,459,500
495,000	GGAM Finance, Ltd., 7.75%, 5/15/26 (144A)	495,854
3,280,000	GGAM Finance, Ltd., 8.00%, 6/15/28 (144A)	3,478,896
6,900,000	Global Aircraft Leasing Co., Ltd., 8.75%, 9/1/27 (144A)	7,103,826
4,830,000	LFS Topco LLC, 8.75%, 7/15/30 (144A)	4,727,994
695,000	OneMain Finance Corp., 6.125%, 5/15/30	703,173
3,015,000	OneMain Finance Corp., 6.50%, 3/15/33	3,008,928
1,195,000	PennyMac Financial Services, Inc., 6.75%, 2/15/34 (144A)	1,224,857
4,315,000	Provident Funding Associates LP/PFG Finance Corp., 9.75%, 9/15/29 (144A)	4,547,095
2,450,000	Rocket Cos., Inc., 7.125%, 2/1/32 (144A)	2,572,277
EUR360,000	Sherwood Financing Plc, 4.50%, 11/15/26	413,933
GBP960,000	Sherwood Financing Plc, 6.00%, 11/15/26 (144A)	1,245,504
1,066,000+	Unifin Financiera SAB de CV, 8.375%, 1/27/28	—
900,000	UWM Holdings LLC, 6.25%, 3/15/31 (144A)	898,381
	Total Diversified Financial Services	$36,212,003

	Electric — 4.4%
1,800,000(f)	AES Corp., 6.95% (5 Year CMT Index + 289 bps), 7/15/55	$ 1,741,480
2,980,000	Alpha Generation LLC, 6.25%, 1/15/34 (144A)	3,014,631
2,906,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29 (144A)	2,773,847
1,905,000	Lightning Power LLC, 7.25%, 8/15/32 (144A)	2,017,887
2,920,000	NRG Energy, Inc., 5.75%, 1/15/34 (144A)	2,940,587
3,505,000	NRG Energy, Inc., 6.00%, 1/15/36 (144A)	3,565,331
1,670,000	Talen Energy Supply LLC, 6.25%, 2/1/34 (144A)	1,712,500
1,670,000	Talen Energy Supply LLC, 6.50%, 2/1/36 (144A)	1,729,624
2,755,000	Vistra Operations Co. LLC, 7.75%, 10/15/31 (144A)	2,923,700
	Total Electric	$22,419,587

The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/257

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Electronics — 0.2%
1,010,000	TTM Technologies, Inc., 4.00%, 3/1/29 (144A)	$ 975,388
	Total Electronics	$975,388

	Engineering & Construction — 0.9%
4,410,000	AECOM, 6.00%, 8/1/33 (144A)	$ 4,525,807
	Total Engineering & Construction	$4,525,807

	Entertainment — 2.0%
2,573,000	Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 8.25%, 4/15/30 (144A)	$ 2,671,117
1,427,000	Mohegan Tribal Gaming Authority/MS Digital Entertainment Holdings LLC, 11.875%, 4/15/31 (144A)	1,488,975
5,795,000	Voyager Parent LLC, 9.25%, 7/1/32 (144A)	6,075,379
	Total Entertainment	$10,235,471

	Environmental Control — 0.8%
4,056,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	$ 3,966,720
	Total Environmental Control	$3,966,720

	Food — 1.0%
780,000(h)	Albertsons Cos. Inc/Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.50%, 3/31/31 (144A)	$ 786,166
2,090,000(h)	Albertsons Cos. Inc/Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.75%, 3/31/34 (144A)	2,099,209
530,000	Fiesta Purchaser, Inc., 7.875%, 3/1/31 (144A)	559,401
1,620,000	Fiesta Purchaser, Inc., 9.625%, 9/15/32 (144A)	1,743,231
	Total Food	$5,188,007

	Gas — 0.4%
1,140,000	Venture Global Plaquemines LNG LLC, 7.50%, 5/1/33 (144A)	$ 1,253,657
855,000	Venture Global Plaquemines LNG LLC, 7.75%, 5/1/35 (144A)	964,793
	Total Gas	$2,218,450

The accompanying notes are an integral part of these financial statements.
8Victory Pioneer High Yield Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Healthcare-Products — 1.4%
3,816,000(f)	Dentsply Sirona, Inc., 8.375% (5 Year CMT Index + 438 bps), 9/12/55	$ 3,929,435
3,300,000	Sotera Health Holdings LLC, 7.375%, 6/1/31 (144A)	3,467,977
	Total Healthcare-Products	$7,397,412

	Healthcare-Services — 3.4%
2,725,000	DaVita, Inc., 6.75%, 7/15/33 (144A)	$ 2,825,381
2,704,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	2,616,547
5,350,000	Prime Healthcare Services, Inc., 9.375%, 9/1/29 (144A)	5,628,414
6,272,000	US Acute Care Solutions LLC, 9.75%, 5/15/29 (144A)	6,386,840
	Total Healthcare-Services	$17,457,182

	Household Products/Wares — 0.7%
4,767,000	Spectrum Brands, Inc., 3.875%, 3/15/31 (144A)	$ 3,855,311
	Total Household Products/Wares	$3,855,311

	Internet — 1.2%
5,030,000	ION Platform Finance US, Inc./ION Platform Finance S.a.r.l., 9.00%, 8/1/29 (144A)	$ 5,092,016
855,000	ION Platform Finance US, Inc./ION Platform Finance S.a.r.l., 9.50%, 5/30/29 (144A)	873,677
	Total Internet	$5,965,693

	Iron & Steel — 1.0%
2,347,000	Cleveland-Cliffs, Inc., 7.00%, 3/15/32 (144A)	$ 2,399,791
1,250,000	Cleveland-Cliffs, Inc., 7.375%, 5/1/33 (144A)	1,293,225
430,000	Cleveland-Cliffs, Inc., 7.50%, 9/15/31 (144A)	450,136
1,000,000	Cleveland-Cliffs, Inc., 7.625%, 1/15/34 (144A)	1,039,662
	Total Iron & Steel	$5,182,814

	Leisure Time — 1.3%
3,665,000	Carnival Corp., 6.00%, 5/1/29 (144A)	$ 3,719,975
2,200,000	Cruise Yacht Upper HoldCo, Ltd., 11.875%, 7/5/28	1,966,331
1,250,000	SP Cruises Intermediate, Ltd., 11.50%, 3/14/30 (144A)	1,198,435
	Total Leisure Time	$6,884,741

	Lodging — 3.1%
3,515,000	Genting New York LLC/GENNY Capital, Inc., 7.25%, 10/1/29 (144A)	$ 3,639,082
435,000	Melco Resorts Finance, Ltd., 6.50%, 9/24/33 (144A)	437,119
The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/259

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Lodging — (continued)
4,380,000	Melco Resorts Finance, Ltd., 7.625%, 4/17/32 (144A)	$ 4,606,805
2,556,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	2,575,231
2,601,000	Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/28 (144A)	2,556,548
2,100,000	Wynn Macau, Ltd., 6.75%, 2/15/34 (144A)	2,116,208
	Total Lodging	$15,930,993

	Media — 5.0%
3,103,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.50%, 6/1/33 (144A)	$ 2,690,289
2,290,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 2/1/28 (144A)	2,267,016
3,154,000	CSC Holdings LLC, 4.50%, 11/15/31 (144A)	1,931,993
895,000	CSC Holdings LLC, 5.375%, 2/1/28 (144A)	742,199
385,000	CSC Holdings LLC, 11.75%, 1/31/29 (144A)	304,135
1,225,000	Gray Media, Inc., 7.25%, 8/15/33 (144A)	1,199,359
2,605,000	Gray Media, Inc., 10.50%, 7/15/29 (144A)	2,807,223
4,506,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	4,541,881
3,972,000	Sirius XM Radio LLC, 3.125%, 9/1/26 (144A)	3,939,637
2,995,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	2,721,007
2,320,000	VZ Secured Financing BV, 7.50%, 1/15/33 (144A)	2,364,084
	Total Media	$25,508,823

	Mining — 3.7%
565,000	First Quantum Minerals, Ltd., 7.25%, 2/15/34 (144A)	$ 586,759
240,000	First Quantum Minerals, Ltd., 8.00%, 3/1/33 (144A)	255,068
5,151,000	First Quantum Minerals, Ltd., 8.625%, 6/1/31 (144A)	5,394,622
3,164,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	3,152,153
3,145,000	Novelis Corp., 6.375%, 8/15/33 (144A)	3,186,435
5,966,000	Taseko Mines, Ltd., 8.25%, 5/1/30 (144A)	6,307,625
	Total Mining	$18,882,662

	Miscellaneous Manufacturing — 2.2%
5,151,000	Maxam Prill S.a.r.l., 7.75%, 7/15/30 (144A)	$ 5,260,665
5,645,000	Trinity Industries, Inc., 7.75%, 7/15/28 (144A)	5,851,008
	Total Miscellaneous Manufacturing	$11,111,673

The accompanying notes are an integral part of these financial statements.
10Victory Pioneer High Yield Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	Oil & Gas — 6.3%
2,483,781	Borr IHC, Ltd./Borr Finance LLC, 10.00%, 11/15/28 (144A)	$ 2,483,952
1,543,762	Borr IHC, Ltd./Borr Finance LLC, 10.375%, 11/15/30 (144A)	1,536,508
2,622,000	Energean Plc, 6.50%, 4/30/27 (144A)	2,615,445
1,155,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30 (144A)	1,126,309
2,156,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32 (144A)	2,046,900
745,000	Hilcorp Energy I LP/Hilcorp Finance Co., 7.25%, 2/15/35 (144A)	717,643
1,657,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	1,557,580
3,108,000	Kraken Oil & Gas Partners LLC, 7.625%, 8/15/29 (144A)	3,042,923
3,630,000	Long Ridge Energy LLC, 8.75%, 2/15/32 (144A)	3,753,286
1,282,500	Transocean, Inc., 8.75%, 2/15/30 (144A)	1,345,764
495,000	Transocean International Ltd., 7.875%, 10/15/32 (144A)	509,775
453,333	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	465,855
1,735,000	Transocean, Inc., 6.80%, 3/15/38	1,520,916
1,110,000	Transocean, Inc., 8.25%, 5/15/29 (144A)	1,116,498
1,110,000	Transocean, Inc., 8.50%, 5/15/31 (144A)	1,102,024
2,884,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	2,429,770
4,767,000	Wildfire Intermediate Holdings LLC, 7.50%, 10/15/29 (144A)	4,757,265
	Total Oil & Gas	$32,128,413

	Oil & Gas Services — 1.3%
2,515,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 2,566,623
3,953,000	USA Compression Partners LP/USA Compression Finance Corp., 7.125%, 3/15/29 (144A)	4,082,816
	Total Oil & Gas Services	$6,649,439

	Packaging & Containers — 2.7%
5,009,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 4,700,195
3,835,000	OI European Group BV, 4.75%, 2/15/30 (144A)	3,615,012
1,460,000	Owens-Brockway Glass Container, Inc., 7.25%, 5/15/31 (144A)	1,430,811
1,810,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	1,797,196
The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/2511

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Packaging & Containers — (continued)
945,000	Sealed Air Corp., 6.50%, 7/15/32 (144A)	$ 977,886
1,430,000	Sealed Air Corp./Sealed Air Corp. US, 7.25%, 2/15/31 (144A)	1,501,104
	Total Packaging & Containers	$14,022,204

	Pharmaceuticals — 3.2%
4,172,000	1261229 B.C. Ltd., 10.00%, 4/15/32 (144A)	$ 4,361,031
5,570,000	AdaptHealth LLC, 5.125%, 3/1/30 (144A)	5,328,512
1,650,000(f)	CVS Health Corp., 7.00% (5 Year CMT Index + 289 bps), 3/10/55	1,733,624
3,726,000	Organon & Co./Organon Foreign Debt Co.-Issuer BV, 5.125%, 4/30/31 (144A)	2,856,116
2,625,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	1,998,035
2,554,000+	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	—
5,290,000(i)+	Tricida, Inc., 5/15/27	—
	Total Pharmaceuticals	$16,277,318

	Pipelines — 3.9%
4,315,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 7.50%, 12/15/33 (144A)	$ 4,668,636
1,215,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.125%, 6/1/28 (144A)	1,220,970
2,314,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.625%, 3/15/29 (144A)	2,415,187
2,927,000(e)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	3,011,386
905,000(f)	South Bow Canadian Infrastructure Holdings, Ltd., 7.50% (5 Year CMT Index + 367 bps), 3/1/55	968,134
3,675,000	Summit Midstream Holdings LLC, 8.625%, 10/31/29 (144A)	3,738,471
1,280,000	Venture Global Plaquemines LNG LLC, 6.50%, 1/15/34 (144A)	1,340,740
2,355,000	Venture Global Plaquemines LNG LLC, 6.75%, 1/15/36 (144A)	2,494,206
	Total Pipelines	$19,857,730

	Real Estate — 0.6%
3,643,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30	$ 3,364,600
	Total Real Estate	$3,364,600

	REITS — 2.1%
115,000	GLP Capital LP/GLP Financing II, Inc., 6.75%, 12/1/33	$ 124,421
2,545,000	Millrose Properties, Inc., 6.25%, 9/15/32 (144A)	2,557,165
1,490,000	Millrose Properties, Inc., 6.375%, 8/1/30 (144A)	1,509,431
The accompanying notes are an integral part of these financial statements.
12Victory Pioneer High Yield Fund | Annual | 10/31/25

Principal Amount USD ($)		Value
	REITS — (continued)
965,000	Starwood Property Trust, Inc., 5.25%, 10/15/28 (144A)	$ 968,496
1,355,000	Starwood Property Trust, Inc., 5.75%, 1/15/31 (144A)	1,374,122
3,061,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	2,744,181
1,430,000	Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, 8.625%, 6/15/32 (144A)	1,339,228
	Total REITS	$10,617,044

	Retail — 3.9%
2,645,000	Brinker International, Inc., 8.25%, 7/15/30 (144A)	$ 2,801,730
2,735,000	Gap, Inc., 3.625%, 10/1/29 (144A)	2,573,188
1,375,000	Gap, Inc., 3.875%, 10/1/31 (144A)	1,252,259
3,775,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	3,674,909
3,126,000	Macy's Retail Holdings LLC, 6.125%, 3/15/32 (144A)	3,141,105
2,620,000	Macy's Retail Holdings LLC, 7.375%, 8/1/33 (144A)	2,760,856
3,600,000	PetSmart LLC/PetSmart Finance Corp., 7.50%, 9/15/32 (144A)	3,590,820
	Total Retail	$19,794,867

	Semiconductors — 0.1%
465,000	Amkor Technology, Inc., 5.875%, 10/1/33 (144A)	$ 473,036
	Total Semiconductors	$473,036

	Software — 0.5%
2,460,000	CoreWeave, Inc., 9.00%, 2/1/31 (144A)	$ 2,467,196
	Total Software	$2,467,196

	Telecommunications — 2.8%
680,400	Altice France Lux 3/Altice Holdings 1, 10.00%, 1/15/33 (144A)	$ 639,263
2,575,984	Altice France S.A., 6.50%, 3/15/32 (144A)	2,466,384
2,728,000	Connect Finco S.a.r.l./Connect US Finco LLC, 9.00%, 9/15/29 (144A)	2,888,718
3,098,782	Level 3 Financing, Inc., 6.875%, 6/30/33 (144A)	3,174,042
4,880,000	Windstream Services LLC/Windstream Escrow Finance Corp., 8.25%, 10/1/31 (144A)	4,983,192
	Total Telecommunications	$14,151,599

The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/2513

Schedule of Investments  |  10/31/25 (continued)
Principal Amount USD ($)		Value
	Transportation — 1.8%
4,376,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 4,079,599
2,160,000	Danaos Corp., 6.875%, 10/15/32 (144A)	2,124,077
2,009,000	Danaos Corp., 8.50%, 3/1/28 (144A)	2,023,734
1,090,000	Star Leasing Co. LLC, 7.625%, 2/15/30 (144A)	1,029,858
	Total Transportation	$9,257,268

	Total Corporate Bonds (Cost $472,684,594)	$474,079,288

Shares
	Preferred Stock — 0.2% of Net Assets
	Commercial Services & Supplies — 0.2%
1,617,862(c)	ATENTO LUXCO 1 S.A.	$ 1,213,397
	Total Commercial Services & Supplies	$1,213,397

	Total Preferred Stock (Cost $1,617,862)	$1,213,397

	Right/Warrant — 0.0%† of Net Assets
	Trading Companies & Distributors — 0.0%†
GBP63,875(c)	Avation Plc, 1/1/59	$ 33,565
	Total Trading Companies & Distributors	$33,565

	Total Right/Warrant (Cost $—)	$33,565

Face Amount USD ($)
Insurance-Linked Securities — 0.0%† of Net Assets#
Reinsurance Sidecars — 0.0%†
Multiperil – U.S. — 0.0%†
2,400,000(c)(j)+	Harambee Re 2018, 12/31/25	$ 8,160
1,668,837(c)(j)+	Harambee Re 2019, 12/31/25	—
$8,160

The accompanying notes are an integral part of these financial statements.
14Victory Pioneer High Yield Fund | Annual | 10/31/25

Face Amount USD ($)		Value
	Multiperil – Worldwide — 0.0%
550,000(c)(j)+	Viribus Re 2018, 12/31/25	$ —
233,537(c)(j)+	Viribus Re 2019, 12/31/25	—
		$—

	Total Reinsurance Sidecars	$8,160

	Total Insurance-Linked Securities (Cost $50,820)	$8,160

Shares
	SHORT TERM INVESTMENTS — 3.6% of Net Assets
	Open-End Fund — 3.6%
18,561,889(k)	Dreyfus Government Cash Management, Institutional Shares, 4.00%	$ 18,561,889
		$18,561,889

	TOTAL SHORT TERM INVESTMENTS (Cost $18,561,889)	$18,561,889

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.1% (Cost $506,414,369)	$507,488,784
	OTHER ASSETS AND LIABILITIES — 0.9%	$4,352,309
	net assets — 100.0%	$511,841,093

bps	Basis Points.
CMT	Constant Maturity Treasury.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At October 31, 2025, the value of these securities amounted to $438,945,278, or 85.8% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2025.
(b)	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
(c)	Non-income producing security.
(d)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2025.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/2515

Schedule of Investments  |  10/31/25 (continued)
(g)	Security is in default.
(h)	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
(i)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(j)	Issued as preference shares.
(k)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2025.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2025.
+	Security is valued using significant unobservable inputs (Level 3).
†	Amount rounds to less than 0.1%.
#	Securities are restricted as to resale (see Notes to Financial Statements — Note 1H).
Restricted Securities	Acquisition date	Cost	Value
Harambee Re 2018	12/19/2017	$41,697	$8,160
Harambee Re 2019	12/20/2018	—	—
Viribus Re 2018	12/22/2017	9,123	—
Viribus Re 2019	3/25/2019	—	—
Total Restricted Securities			$8,160
% of Net assets			0.0%†
†	Amount rounds to less than 0.1%.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,148,711	GBP	850,000	Goldman Sachs & Co.	12/19/25	$32,011
EUR	1,875,000	USD	2,189,070	JPMorgan Chase Bank NA	1/29/26	(16,903)
USD	10,611,119	EUR	8,950,000	JPMorgan Chase Bank NA	12/19/25	265,808
EUR	2,155,000	USD	2,542,122	Morgan Stanley & Co., LLC	12/19/25	(51,156)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$229,760
The accompanying notes are an integral part of these financial statements.
16Victory Pioneer High Yield Fund | Annual | 10/31/25

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized (Depreciation)	Market Value
73,260,000	Markit CDX North America High Yield Index Series 45	Pay	5.00%	12/20/30	$(5,467,363)	$(269,910)	$(5,737,273)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$(5,467,363)	$(269,910)	$(5,737,273)
TOTAL SWAP CONTRACTS					$(5,467,363)	$(269,910)	$(5,737,273)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR — Euro
GBP — Great British Pound
IDR — Indonesian Rupiah
USD — United States Dollar
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended October 31, 2025, aggregated $295,922,820 and $358,501,221, respectively.
At October 31, 2025, the net unrealized appreciation on investments based on cost for federal tax purposes of $506,438,145 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,491,821
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(11,547,791)
Net unrealized appreciation	$944,030
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/2517

Schedule of Investments  |  10/31/25 (continued)
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$—	$10,326,889	$—	$10,326,889
Common Stocks
Commercial Services & Supplies	—	—	19	19
Financial Services	—	—	8,956	8,956
Household Durables	—	—	78	78
Paper & Forest Products	—	—	—*	—*
Passenger Airlines	—	2,158,592	—	2,158,592
Telecommunications	—	799,939	—	799,939
All Other Common Stocks	34,888	—	—	34,888
Collateralized Mortgage Obligations	—	209,350	—	209,350
Convertible Corporate Bonds	—	53,774	—	53,774
Corporate Bonds
Banks	—	10,472,796	—*	10,472,796
Commercial Services	—	22,357,418	156,848	22,514,266
Diversified Financial Services	—	36,212,003	—*	36,212,003
Pharmaceuticals	—	16,277,318	—*	16,277,318
All Other Corporate Bonds	—	388,602,905	—	388,602,905
Preferred Stock	—	1,213,397	—	1,213,397
Right/Warrant	—	33,565	—	33,565
Insurance-Linked Securities
Reinsurance Sidecars
Multiperil – U.S.	—	—	8,160	8,160
Multiperil – Worldwide	—	—	—*	—*
Open-End Fund	18,561,889	—	—	18,561,889
Total Investments in Securities	$18,596,777	$488,717,946	$174,061	$507,488,784
Other Financial Instruments
Net unrealized appreciation on forward foreign currency exchange contracts	$—	$229,760	$—	$229,760
Centrally cleared swap contracts^	—	(269,910)	—	(269,910)
Total Other Financial Instruments	$—	$(40,150)	$—	$(40,150)
*	Securities valued at $0.
^	Reflects the unrealized appreciation (depreciation) of the instruments.
Transfers are calculated on the beginning of period values. During the year ended October 31, 2025, one security valued at $72 was transferred from Level 1 to Level 3, due to valuing the security using significant unobservable inputs. There were no other transfers in or out of Level 3 during the period.
The accompanying notes are an integral part of these financial statements.
18Victory Pioneer High Yield Fund | Annual | 10/31/25

Statement of Assets and Liabilities  |  10/31/25
ASSETS:
Investments in unaffiliated issuers, at value (cost $506,414,369)	$507,488,784
Foreign currencies, at value (cost $3,019,051)	2,914,138
Swaps collateral	9,429,123
Variation margin for centrally cleared swap contracts	68,261
Unrealized appreciation on forward foreign currency exchange contracts	297,819
Receivables —
Investment securities sold	1,063,125
Fund shares sold	266,116
Dividends	95,289
Interest	8,543,579
Due from the Adviser	134,496
Other assets	18,880
Total assets	$530,319,610
LIABILITIES:
Overdraft due to custodian	$68,261
Payables —
Investment securities purchased	10,586,992
Fund shares repurchased	1,070,489
Distributions	234,456
Trustees’ fees	1,889
Swap contracts, at value (premium received $5,467,363)	5,737,273
Unrealized depreciation on forward foreign currency exchange contracts	68,059
Management fees	401,197
Administrative expenses	23,281
Distribution fees	41,276
Accrued expenses	245,344
Total liabilities	$18,478,517
NET ASSETS:
Paid-in capital	$918,666,277
Distributable earnings (loss)	(406,825,184)
Net assets	$511,841,093
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A* (based on $352,453,906/39,891,142 shares)	$8.84
Class C* (based on $5,854,617/646,942 shares)	$9.05
Class Y* (based on $153,532,570/17,347,350 shares)	$8.85
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $8.84 net asset value per share/100%-2.25% maximum sales charge)	$9.04

*	Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/2519

Statement of Operations FOR THE YEAR ENDED 10/31/25
INVESTMENT INCOME:
Interest from unaffiliated issuers	$38,489,981
Dividends from unaffiliated issuers	542,948
Total Investment Income		$39,032,929
EXPENSES:
Management fees	$3,756,895
Administrative expenses	212,944
Transfer agent fees
Class A*	333,946
Class C*	4,779
Class R*	7,447
Class Y*	154,929
Distribution fees
Class A*	903,276
Class C*	63,818
Class R*	18,210
Shareholder communications expense	71,818
Custodian fees	3,396
Registration fees	81,790
Professional fees	127,823
Printing expense	23,347
Officers’ and Trustees’ fees	21,207
Insurance expense	10,767
Miscellaneous	21,692
Total expenses		$5,818,084
Less fees waived and expenses reimbursed by the Adviser		(238,477)
Net expenses		$5,579,607
Net investment income		$33,453,322
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(3,662,673)
Class action lawsuit	30,502
Forward foreign currency exchange contracts	(116,384)
Swap contracts	(2,650,771)
Other assets and liabilities denominated in foreign currencies	(191,145)	$(6,590,471)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$8,181,286
Forward foreign currency exchange contracts	(86,934)
Swap contracts	(235,154)
Other assets and liabilities denominated in foreign currencies	(40,642)	$7,818,556
Net realized and unrealized gain (loss) on investments		$1,228,085
Net increase in net assets resulting from operations		$34,681,407

*	Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
20Victory Pioneer High Yield Fund | Annual | 10/31/25

Statements of Changes in Net Assets
	Year Ended 10/31/25	Year Ended 10/31/24
FROM OPERATIONS:
Net investment income (loss)	$33,453,322	$34,646,937
Net realized gain (loss) on investments	(6,590,471)	(22,159,144)
Change in net unrealized appreciation (depreciation) on investments	7,818,556	68,741,877
Net increase in net assets resulting from operations	$34,681,407	$81,229,670
DISTRIBUTIONS TO SHAREHOLDERS:
Class A* ($0.52 and $0.48 per share, respectively)	$(21,664,618)	$(21,010,549)
Class C* ($0.46 and $0.41 per share, respectively)	(330,312)	(340,572)
Class R* ($0.29 and $0.50 per share, respectively)	(209,020)	(392,022)
Class Y* ($0.55 and $0.50 per share, respectively)	(10,534,395)	(10,589,239)
Total distributions to shareholders	$(32,738,345)	$(32,332,382)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$65,180,451	$139,278,140
Shares issued in Reorganization	—	126,936,604
Reinvestment of distributions	29,565,110	29,393,069
Cost of shares repurchased	(168,944,608)	(194,025,572)
Net increase (decrease) in net assets resulting from Fund share transactions	$(74,199,047)	$101,582,241
Net increase (decrease) in net assets	$(72,255,985)	$150,479,529
NET ASSETS:
Beginning of year	$584,097,078	$433,617,549
End of year	$511,841,093	$584,097,078

*	Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/2521

Statements of Changes in Net Assets
(continued)
	Year Ended 10/31/25 Shares	Year Ended 10/31/25 Amount	Year Ended 10/31/24 Shares	Year Ended 10/31/24 Amount
Class A*
Shares sold	3,796,800	$33,122,913	11,920,866	$100,905,128
Shares issued in Reorganization	—	—	11,031,220	91,889,483
Reinvestment of distributions	2,244,755	19,680,583	2,218,715	19,121,629
Less shares repurchased	(9,100,483)	(79,641,087)	(17,744,647)	(151,071,760)
Net increase (decrease)	(3,058,928)	$(26,837,591)	7,426,154	$60,844,480
Class C*
Shares sold	52,360	$469,564	55,586	$487,173
Shares issued in Reorganization	—	—	244,019	2,079,049
Reinvestment of distributions	35,460	318,397	37,709	332,290
Less shares repurchased	(204,411)	(1,834,398)	(287,039)	(2,512,872)
Net increase (decrease)	(116,591)	$(1,046,437)	50,275	$385,640
Class R*
Shares sold	54,913	$543,624	293,012	$2,840,931
Reinvestment of distributions	20,698	204,931	39,827	388,505
Less shares repurchased	(870,126)	(8,502,221)	(332,275)	(3,220,619)
Net increase (decrease)	(794,515)	$(7,753,666)	564	$8,817
Class Y*
Shares sold	3,533,231	$31,044,350	4,077,380	$35,044,908
Shares issued in Reorganization	—	—	3,953,027	32,968,072
Reinvestment of distributions	1,066,274	9,361,199	1,106,231	9,550,645
Less shares repurchased	(9,010,540)	(78,966,902)	(4,322,997)	(37,220,321)
Net increase (decrease)	(4,411,035)	$(38,561,353)	4,813,641	$40,343,304

*	Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
22Victory Pioneer High Yield Fund | Annual | 10/31/25

Financial Highlights
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class A*
Net asset value, beginning of period	$8.79	$8.01	$8.24	$9.64	$8.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.54	$0.52	$0.50	$0.45	$0.45
Net realized and unrealized gain (loss) on investments	0.03	0.74	(0.22)	(1.47)	0.63
Net increase (decrease) from investment operations	$0.57	$1.26	$0.28	$(1.02)	$1.08
Distributions to shareholders:
Net investment income	$(0.52)	$(0.48)	$(0.48)	$(0.37)	$(0.36)
Tax return of capital	—	—	(0.03)	(0.01)	(0.07)
Total distributions	$(0.52)	$(0.48)	$(0.51)	$(0.38)	$(0.43)
Net increase (decrease) in net asset value	$0.05	$0.78	$(0.23)	$(1.40)	$0.65
Net asset value, end of period	$8.84	$8.79	$8.01	$8.24	$9.64
Total return (b)	6.76%(c)	16.04%	3.35%	(10.75)%	12.13%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	6.14%	6.01%	6.09%	4.99%	4.66%
Portfolio turnover rate	58%	60%	37%	32%	80%
Net assets, end of period (in thousands)	$352,454	$377,688	$284,610	$317,697	$425,933
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.15%	1.18%	1.21%	1.19%	1.20%
Net investment income (loss) to average net assets	6.09%	5.93%	5.98%	4.90%	4.56%
*	Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2025, the total return would have been 6.64%.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/2523

Financial Highlights (continued)
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class C*
Net asset value, beginning of period	$9.00	$8.20	$8.43	$9.84	$9.18
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.48	$0.46	$0.44	$0.38	$0.37
Net realized and unrealized gain (loss) on investments	0.03	0.75	(0.23)	(1.48)	0.64
Net increase (decrease) from investment operations	$0.51	$1.21	$0.21	$(1.10)	$1.01
Distributions to shareholders:
Net investment income	$(0.46)	$(0.41)	$(0.41)	$(0.30)	$(0.28)
Tax return of capital	—	—	(0.03)	(0.01)	(0.07)
Total distributions	$(0.46)	$(0.41)	$(0.44)	$(0.31)	$(0.35)
Net increase (decrease) in net asset value	$0.05	$0.80	$(0.23)	$(1.41)	$0.66
Net asset value, end of period	$9.05	$9.00	$8.20	$8.43	$9.84
Total return (b)	5.86%(c)	15.03%	2.48%	(11.32)%	11.13%
Ratio of net expenses to average net assets	1.90%	1.93%	2.00%	1.92%	1.98%
Ratio of net investment income (loss) to average net assets	5.33%	5.18%	5.19%	4.17%	3.79%
Portfolio turnover rate	58%	60%	37%	32%	80%
Net assets, end of period (in thousands)	$5,855	$6,874	$5,847	$8,461	$11,574
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.90%	1.93%	2.00%	—%	—%
Net investment income (loss) to average net assets	5.33%	5.18%	5.19%	—%	—%
*	Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended October 31, 2025, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class C's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
24Victory Pioneer High Yield Fund | Annual | 10/31/25

	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class Y*
Net asset value, beginning of period	$8.81	$8.02	$8.25	$9.65	$9.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.56	$0.54	$0.52	$0.47	$0.47
Net realized and unrealized gain (loss) on investments	0.03	0.75	(0.22)	(1.47)	0.63
Net increase (decrease) from investment operations	$0.59	$1.29	$0.30	$(1.00)	$1.10
Distributions to shareholders:
Net investment income	$(0.55)	$(0.50)	$(0.50)	$(0.39)	$(0.38)
Tax return of capital	—	—	(0.03)	(0.01)	(0.07)
Total distributions	$(0.55)	$(0.50)	$(0.53)	$(0.40)	$(0.45)
Net increase (decrease) in net asset value	$0.04	$0.79	$(0.23)	$(1.40)	$0.65
Net asset value, end of period	$8.85	$8.81	$8.02	$8.25	$9.65
Total return (b)	6.90%(c)	16.44%	3.62%	(10.51)%	12.40%
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income (loss) to average net assets	6.38%	6.27%	6.33%	5.24%	4.90%
Portfolio turnover rate	58%	60%	37%	32%	80%
Net assets, end of period (in thousands)	$153,533	$191,619	$135,951	$150,232	$192,006
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.89%	0.90%	0.93%	0.91%	0.90%
Net investment income (loss) to average net assets	6.34%	6.22%	6.25%	5.18%	4.85%
*	Pioneer High Yield Fund (the “Predecessor Fund”) reorganized with the Fund effective May 2, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	For the year ended October 31, 2025, the Fund's total return includes gains in settlement of class action lawsuits. The impact on Class Y's total return was less than 0.005%.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/2525

Notes to Financial Statements  |  10/31/25
1. Organization and Signiﬁcant Accounting Policies
Victory Pioneer High Yield Fund (the “Fund”) is one of 26 portfolios comprising Victory Portfolios IV (the “Trust”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified, open-end management investment company. The Fund, which commenced operations on May 2, 2025, is the successor to Pioneer High Yield Income Fund (the “Predecessor Fund”) and, accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. The Predecessor Fund transferred all of the net assets of Class A, Class C, Class R and Class Y shares in exchange for the Fund’s Class A, Class C, Class A and Class Y shares, respectively, on May 2, 2025 pursuant to an agreement and plan of reorganization (the “Reorganization”) which was approved by the shareholders of the Predecessor Fund on April 29, 2025. Accordingly, the Reorganization, which did not result in any federal income tax to the Predecessor Fund or its shareholders,had no effect on the Fund’s operations. The investment objective of the Fund is to provide reasonable income and capital growth.
The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-speciﬁc fees and expenses, such as transfer agent and distribution fees. Differences in class-speciﬁc fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Second Amended and Restated Trust Instrument of the Fund gives the Board of Trustees the ﬂexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Prior to April 1, 2025, Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., served as the Fund’s investment adviser (“Amundi US”). Effective April 1, 2025, Victory Capital Management Inc.
26Victory Pioneer High Yield Fund | Annual | 10/31/25

(“Victory Capital” or the “Adviser”) serves as the Fund’s investment adviser. See Note 10. Prior to April 1, 2025, Amundi Distributor US, Inc., an affiliate of Amundi US, served as the Fund’s distributor.  Effective April 1, 2025, Victory Capital Services, Inc. (the “Distributor”), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.
The Fund complies with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and limits leverage risk using  value-at-risk ("VaR") approach based on either a relative or absolute measure. The Fund is currently a limited derivatives user for the purposes of Rule 18f-4.
The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The management committee of the Adviser acts as the Fund’s Chief Operations Decision Maker (CODM), which assesses performance and allocates resources with respect to the Fund. The Fund’s operations constitute a single operating segment and therefore, a single reportable segment, because the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM manages the business activities using information of the Fund as a whole, and assesses performance of the Fund. The financial information provided to and reviewed by the CODM is the same as that presented within the Fund’s financial statements.
On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The ASU is effective for annual periods beginning after December 15, 2024. Management is currently evaluating the impact of ASU 2023-09 and does not believe it will have a material impact on the Fund's financial statements.
Victory Pioneer High Yield Fund | Annual | 10/31/2527

The Fund is a series portfolio of a registered investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and
28Victory Pioneer High Yield Fund | Annual | 10/31/25

industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is converted into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities subject to oversight by the Board of Trustees.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such fund’s net asset value.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swaps and Derivatives Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation
Victory Pioneer High Yield Fund | Annual | 10/31/2529

designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity, tariffs, or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend date in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
30Victory Pioneer High Yield Fund | Annual | 10/31/25

C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of October 31, 2025, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities
Victory Pioneer High Yield Fund | Annual | 10/31/2531

held and those determined to be capital gain are reflected as such on the Statement of Operations.
At October 31, 2025, the Fund was permitted to carry forward indefinitely $23,391,487 of short-term losses and $379,389,516 of long-term losses. The Predecessor Fund’s capital loss carryforwards were limited due to the merger with Pioneer Global High Yield Fund on December 8, 2023 under the rules of IRC Section §381-§384.
The tax character of distributions paid during the years ended October 31, 2025 and October 31, 2024, was as follows:
	2025	2024
Distributions paid from:
Ordinary income	$32,738,345	$32,332,382
Total	$32,738,345	$32,332,382
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2025:
2025
Distributable earnings/(losses):
Undistributed ordinary income	$568,317
Capital loss carryforward	(402,781,003)
Other book/tax temporary differences	(5,556,528)
Net unrealized appreciation	944,030
Total	$(406,825,184)
The difference between book-basis and tax-basis unrealized depreciation is the tax treatment of premium and amortization, basis adjustments on defaulted securities and perpetual bonds, mark-to-market of foreign currency contracts and adjustments relating to swaps.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. Amundi Distributors US, Inc., the Predecessor Fund’s distributor, and the Distributor earned $4,732 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2025.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
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Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares of the Fund do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares of the Fund reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following the commencement of the conflict in of Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Victory Pioneer High Yield Fund | Annual | 10/31/2533

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, China enters into military conflict with Taiwan, the Philippines or another neighbor, or other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
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In response to the military conflict in Ukraine commencing in 2022, the United States and other countries issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Fund invests at least 80% of its total assets in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called
Victory Pioneer High Yield Fund | Annual | 10/31/2535

“credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens”, the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Until recently, a commonly used reference rate for floating rate securities was LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, has ceased publication of most LIBOR settings on a representative basis. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. In the United States a common benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes, although other benchmark replacements (without or without spread adjustments) may be used in certain transactions. The impact of the transition from LIBOR on the Fund’s transactions and financial markets generally cannot yet be determined. The transition away from LIBOR may lead to increased volatility and illiquidity in markets for instruments that have relied on LIBOR and may adversely affect the Fund’s performance.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent.
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In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these intermediaries may in turn rely on their service providers, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser, service providers or intermediaries may cause disruptions and impact business operations. This may cause financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of Fund shareholders to effect share purchases; redemptions or exchanges or receive distributions; loss of or unauthorized access to private shareholder information; and violations of applicable privacy; and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at October 31, 2025 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no
Victory Pioneer High Yield Fund | Annual | 10/31/2537

way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from
38Victory Pioneer High Yield Fund | Annual | 10/31/25

unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the year ended October 31, 2025, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2025 was $2,590,364 and $11,071,959 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2025 are listed in the Schedule of Investments.
K.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments
Victory Pioneer High Yield Fund | Annual | 10/31/2539

received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2025 is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The Fund may invest in credit default swap index products (“CDX”). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed
40Victory Pioneer High Yield Fund | Annual | 10/31/25

securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX.A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDX also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the year ended October 31, 2025 were $45,112,000 and $313,040, respectively. Open credit default swap contracts at October 31, 2025 are listed in the Schedule of Investments.
2. Investment Advisory Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Advisory Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% of the next $500 million of the Fund’s average daily net assets, 0.60% of the next $500 million of the Fund’s average daily net assets, 0.55% of the next $500 million of the Fund’s average daily net assets, 0.45% of the next $6 billion of the Fund’s average daily net assets, 0.40% of the next $1 billion of the Fund’s average daily net assets, 0.35% of the next $1 billion of the Fund’s average daily net assets, and 0.30% of the Fund’s average daily net assets over $10 billion. Prior to the Reorganization, Amundi Asset Management US, Inc. (“Amundi US”) served as the investment adviser of the Predecessor Fund. Under an investment management agreement with Amundi US, the Predecessor Fund paid management fees at the annual rate of 0.70% of the Predecessor Fund’s average daily net assets up to $500 million, 0.65% of the next $500 million of the Predecessor Fund’s average daily net assets, 0.60% of the next $500 million of the Predecessor Fund’s average daily net assets, 0.55% of the next $500 million of the Predecessor Fund’s average daily net assets, 0.45% of the next $6 billion of the Predecessor Fund’s average daily
Victory Pioneer High Yield Fund | Annual | 10/31/2541

net assets, 0.40% of the next $1 billion of the Predecessor Fund’s average daily net assets, 0.35% of the next $1 billion of the Predecessor Fund’s average daily net assets, and 0.30% of the Predecessor Fund’s average daily net assets over $10 billion. For the year ended October 31, 2025, the effective management fee was equivalent to 0.70% of the Fund’s average daily net assets.
Effective April 1, 2025 the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, brokerage commissions) do not exceed 1.10%, 1.93%, 0.85% for Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through April 1, 2028. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The agreement may only be terminated by the Fund’s Board of Trustees. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2025 are reflected on the Statement of Operations.
Prior to the Reorganization, Amundi US contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.10% and 0.85% of the average daily net assets attributable to Class A and Class Y shares, respectively.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $401,197 in management fees payable to the Adviser at October 31, 2025.
Effective April 1, 2025, Victory Capital also serves as the Fund’s administrator and fund accountant. Under the Administration and Fund Accounting Agreement, Victory Capital is paid an administration and servicing fee based on a percentage of the average daily net assets of the
42Victory Pioneer High Yield Fund | Annual | 10/31/25

Fund. The tiered rates at which Victory Capital is paid by the Fund are shown in the table below:
Net Assets
Up to $15 billion	$15 billion to $30 billion	$30 billion to $85 billion	In excess of $85 billion
0.08%	0.05%	0.04%	0.03%
Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations in Administration expenses.
Bank of New York Mellon (“BNY”) acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between Victory Capital and BNY. Victory Capital pays BNY a fee for providing these services.
The Fund reimburses Victory Capital and BNY for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations as Administration expenses.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. The Adviser pays the remaining portion of the chief compliance officer’s compensation. For the year ended October 31, 2025, the Fund and the Predecessor Fund paid $21,207 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At October 31, 2025, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $1,889 and a payable for administrative expenses of $23,281, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s and the Predecessor Fund's omnibus relationship contracts.
Victory Pioneer High Yield Fund | Annual | 10/31/2543

In addition, during the periods covered by the financial statements the  Fund and the Predecessor Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2025, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$61,545
Class C	2,204
Class R	268
Class Y	7,801
Total	$71,818
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Predecessor Fund further paid the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected on the Statement of Assets and Liabilities is $41,276 in distribution fees payable to the Distributor at October 31, 2025.
The Predecessor Fund also adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorized the Predecessor Fund to pay securities dealers, plan administrators or other service organizations that agreed to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 0.75% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part
44Victory Pioneer High Yield Fund | Annual | 10/31/25

of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2025, CDSCs in the amount of $456 were paid to Amundi Distributor US, Inc, the Predecessor Fund’s distributor, or to the Distributor.
6. Line of Credit Facility
During the periods covered by these financial statements, the Fund participated in a committed, unsecured revolving line of credit (“credit facility”). Borrowings were used solely for temporary or emergency purposes. Under the credit facility, the Fund was permitted to borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participated in a credit facility in the amount of $250 million. The commitment fee with respect to the credit facility was 0.20% of the daily unused portion of each lender’s commitment. For the year ended October 31, 2025, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
Victory Pioneer High Yield Fund | Annual | 10/31/2545

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2025.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Goldman Sachs & Co.	$32,011	$—	$—	$—	$32,011
JPMorgan Chase Bank NA	265,808	(16,903)	—	—	248,905
Morgan Stanley & Co., LLC	—	—	—	—	—
Total	$297,819	$(16,903)	$—	$—	$280,916
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
Goldman Sachs & Co.	$—	$—	$—	$—	$—
JPMorgan Chase Bank NA	16,903	(16,903)	—	—	—
Morgan Stanley & Co., LLC	51,156	—	—	—	51,156
Total	$68,059	$(16,903)	$—	$—	$51,156

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
46Victory Pioneer High Yield Fund | Annual | 10/31/25

(c)	Represents the net amount payable to the counterparty in the event of default.
8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
Victory Pioneer High Yield Fund | Annual | 10/31/2547

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2025, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$297,819	$—	$—
Total Value	$—	$—	$297,819	$—	$—
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$68,059	$—	$—
Centrally cleared swap contracts†	—	269,910	—	—	—
Total Value	$—	$269,910	$68,059	$—	$—

†	Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2025 was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$—	$—	$(116,384)	$—	$—
Swap contracts	—	(2,650,771)	—	—	—
Total Value	$—	$(2,650,771)	$(116,384)	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$—	$—	$(86,934)	$—	$—
Swap contracts	—	(235,154)	—	—	—
Total Value	$—	$(235,154)	$(86,934)	$—	$—
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the
48Victory Pioneer High Yield Fund | Annual | 10/31/25

valuation policy described in Note 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of October 31, 2025, the Fund had no unfunded loan commitments outstanding.
10. Reorganization
On May 2, 2025 (the “Closing Date”), the Predecessor Fund was reorganized with the Fund (the “Reorganization”). Under the terms of an Agreement and Plan of Reorganization, the Predecessor Fund transferred all of its assets and liabilities (other than certain securities that were subject to restriction on transfer) in exchange for shares of the Fund equal in value to those assets and liabilities. The Reorganization was structured so that the transfer of assets and liabilities did not result in federal tax liability to the Predecessor Fund or its shareholders. Shareholders holding Class A, Class C, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class A and Class Y shares of the Fund, respectively, in the Reorganization. The investment portfolio of the Predecessor Fund, with an aggregate value of $515,682,639 and an identified cost of $537,142,680 at May 2, 2025, was the principal asset acquired by the Fund. The Predecessor Fund was the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
11. Subsequent Event
On September 30, 2025, the Board upon the recommendation of the Adviser, approved a change in the Fund's custodian, sub-administrator, sub-fund accountant, and transfer agent to be effective at the close of business on or about February 6, 2026 (the "Effective Date"). After the Effective Date, Citibank, N.A. will serve as the custodian of the Fund, Citi Fund Services Ohio, Inc. will serve as sub-administrator and sub-fund accountant of the Fund and FIS Investor Services LLC will serve as transfer agent of the Fund.
Victory Pioneer High Yield Fund | Annual | 10/31/2549

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Victory Portfolios IV and the Shareholders of Victory Pioneer High Yield Fund (formerly Pioneer High Yield Fund):

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Victory Pioneer High Yield Fund (formerly Pioneer High Yield Fund) (the “Fund”) (one of the funds constituting Victory Portfolios IV), including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended October 31, 2023, 2022, and 2021 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 22, 2023.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the
50Victory Pioneer High Yield Fund | Annual | 10/31/25

effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2025
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
Victory Pioneer High Yield Fund | Annual | 10/31/2551

Additional Information (unaudited)
Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 74.28%.
Results of Special Shareholder Meeting
A Special Shareholder Meeting of Pioneer High Yield Fund was held on March 27, 2025, which reconvened on April 28 and April 29, 2025 to approve an Agreement and Plan of Reorganization pursuant to which Pioneer High Yield Fund reorganized into Victory Pioneer High Yield Fund.
The voting results were as follows:
Fund	Total Votes	Votes For	Votes Against	Votes Abstained
Pioneer High Yield Fund	31,673,098	25,842,102	1,210,063	4,620,933
52Victory Pioneer High Yield Fund | Annual | 10/31/25

How to Contact Victory Capital
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
Visit our web site: vcm.com
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://sec.gov.

Victory Capital Management, Inc.
60 State Street
Boston, MA 02109
vcm.com
Securities offered through Victory Capital Services, Inc.
60 State Street, Boston, MA 02109
Underwriter of Victory Funds, Member SIPC
© 2025 Victory Capital Management, Inc. 19441-AFR-1225

Victory Pioneer Mid Cap Value Fund*
(successor to Pioneer Mid Cap Value Fund)*
Annual: Full Financials | October 31, 2025
* Effective April 1, 2025, during the annual reporting period covered by this report, Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with Victory Pioneer Mid Cap Value Fund (the “Reorganization”). The Predecessor Fund is the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of Victory Pioneer Mid Cap Value Fund.

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Victory Pioneer Mid Cap Value Fund | Annual | 10/31/251

Schedule of Investments  |  10/31/25
Shares		Value
	UNAFFILIATED ISSUERS — 100.1%
	Common Stocks — 98.5% of Net Assets
	Automobile Components — 0.7%
45,568	Lear Corp.	$ 4,768,691
	Total Automobile Components	$4,768,691

	Automobiles — 1.2%
610,385	Ford Motor Co.	$ 8,014,355
	Total Automobiles	$8,014,355

	Banks — 9.6%
291,413	Citizens Financial Group, Inc.	$ 14,824,179
96,010	M&T Bank Corp.	17,653,359
684,719	Regions Financial Corp.	16,570,200
371,107	Truist Financial Corp.	16,562,505
	Total Banks	$65,610,243

	Biotechnology — 1.0%
46,129(a)	Biogen, Inc.	$ 7,116,321
	Total Biotechnology	$7,116,321

	Broadline Retail — 1.6%
137,464	eBay, Inc.	$ 11,177,198
	Total Broadline Retail	$11,177,198

	Building Products — 1.0%
140,598	Fortune Brands Innovations, Inc.	$ 7,142,378
	Total Building Products	$7,142,378

	Capital Markets — 9.2%
148,253	Northern Trust Corp.	$ 19,075,713
130,737	Raymond James Financial, Inc.	20,744,040
198,901	State Street Corp.	23,004,890
	Total Capital Markets	$62,824,643

	Chemicals — 1.5%
107,275	PPG Industries, Inc.	$ 10,486,131
	Total Chemicals	$10,486,131

	Commercial Services & Supplies — 1.1%
67,456	Brink's Co.	$ 7,498,409
	Total Commercial Services & Supplies	$7,498,409

	Communications Equipment — 1.5%
25,570	Motorola Solutions, Inc.	$ 10,399,575
	Total Communications Equipment	$10,399,575

	Consumer Staples Distribution & Retail — 3.5%
159,130(a)	Maplebear, Inc.	$ 5,865,532
The accompanying notes are an integral part of these financial statements.
2Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

Shares		Value
	Consumer Staples Distribution & Retail — (continued)
163,593	Sysco Corp.	$ 12,151,688
66,164	Target Corp.	6,134,726
	Total Consumer Staples Distribution & Retail	$24,151,946

	Containers & Packaging — 1.3%
322,771	Graphic Packaging Holding Co.	$ 5,161,108
93,422	International Paper Co.	3,609,826
	Total Containers & Packaging	$8,770,934

	Distributors — 1.7%
90,389	Genuine Parts Co.	$ 11,507,424
	Total Distributors	$11,507,424

	Electric Utilities — 3.9%
225,748	Eversource Energy	$ 16,662,460
219,580	Exelon Corp.	10,127,030
	Total Electric Utilities	$26,789,490

	Electrical Equipment — 4.6%
60,393	Emerson Electric Co.	$ 8,429,051
24,838(a)	Generac Holdings, Inc.	4,173,281
47,706	Regal Rexnord Corp.	6,721,298
33,088	Rockwell Automation, Inc.	12,188,296
	Total Electrical Equipment	$31,511,926

	Electronic Equipment, Instruments & Components — 1.1%
46,761	CDW Corp.	$ 7,452,301
	Total Electronic Equipment, Instruments & Components	$7,452,301

	Energy Equipment & Services — 1.8%
250,783	Baker Hughes Co.	$ 12,140,405
	Total Energy Equipment & Services	$12,140,405

	Entertainment — 1.1%
329,105(a)	Warner Bros Discovery, Inc.	$ 7,388,407
	Total Entertainment	$7,388,407

	Food Products — 1.3%
28,456	Hershey Co.	$ 4,826,991
132,424	The Campbell’s Co.	3,989,935
	Total Food Products	$8,816,926

	Ground Transportation — 1.4%
55,424	JB Hunt Transport Services, Inc.	$ 9,358,897
	Total Ground Transportation	$9,358,897

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/253

Schedule of Investments  |  10/31/25 (continued)
Shares		Value
	Health Care Equipment & Supplies — 4.7%
203,063	GE HealthCare Technologies, Inc.	$ 15,219,572
170,331	Zimmer Biomet Holdings, Inc.	17,128,485
	Total Health Care Equipment & Supplies	$32,348,057

	Health Care Providers & Services — 0.6%
14,006	Humana, Inc.	$ 3,896,329
	Total Health Care Providers & Services	$3,896,329

	Health Care REITs — 0.5%
197,393	Healthpeak Properties, Inc.	$ 3,543,204
	Total Health Care REITs	$3,543,204

	Hotel & Resort REITs — 0.8%
320,863	Host Hotels & Resorts, Inc.	$ 5,140,225
	Total Hotel & Resort REITs	$5,140,225

	Hotels, Restaurants & Leisure — 2.2%
69,464	Expedia Group, Inc.	$ 15,282,080
	Total Hotels, Restaurants & Leisure	$15,282,080

	Household Durables — 1.8%
80,350	DR Horton, Inc.	$ 11,978,578
	Total Household Durables	$11,978,578

	Industrial REITs — 1.0%
117,600	First Industrial Realty Trust, Inc.	$ 6,500,928
	Total Industrial REITs	$6,500,928

	Insurance — 3.4%
179,751	American International Group, Inc.	$ 14,193,139
231,121	Old Republic International Corp.	9,120,035
	Total Insurance	$23,313,174

	Machinery — 3.9%
135,310	AGCO Corp.	$ 13,958,579
71,469	Dover Corp.	12,968,765
	Total Machinery	$26,927,344

	Media — 2.5%
264,252	Fox Corp., Class A	$ 17,083,892
	Total Media	$17,083,892

	Multi-Utilities — 4.3%
423,041	CenterPoint Energy, Inc.	$ 16,177,088
165,256	Public Service Enterprise Group, Inc.	13,313,023
	Total Multi-Utilities	$29,490,111

	Oil, Gas & Consumable Fuels — 6.5%
119,292	Chord Energy Corp.	$ 10,822,170
The accompanying notes are an integral part of these financial statements.
4Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

Shares		Value
	Oil, Gas & Consumable Fuels — (continued)
806,159	Coterra Energy, Inc.	$ 19,073,722
286,553	Range Resources Corp.	10,186,959
25,968	Valero Energy Corp.	4,403,134
	Total Oil, Gas & Consumable Fuels	$44,485,985

	Passenger Airlines — 0.9%
109,541	Delta Air Lines, Inc.	$ 6,285,463
	Total Passenger Airlines	$6,285,463

	Personal Care Products — 1.5%
731,169	Kenvue, Inc.	$ 10,506,899
	Total Personal Care Products	$10,506,899

	Residential REITs — 1.4%
53,328	AvalonBay Communities, Inc.	$ 9,274,806
	Total Residential REITs	$9,274,806

	Retail REITs — 1.1%
348,124	Kimco Realty Corp.	$ 7,192,242
	Total Retail REITs	$7,192,242

	Software — 0.8%
66,562(a)	Zoom Communications, Inc.	$ 5,806,203
	Total Software	$5,806,203

	Specialized REITs — 2.3%
53,827	Extra Space Storage, Inc.	$ 7,188,058
185,852	Gaming and Leisure Properties, Inc.	8,300,150
	Total Specialized REITs	$15,488,208

	Technology Hardware, Storage & Peripherals — 5.1%
318,773	HP, Inc.	$ 8,820,449
93,561	NetApp, Inc.	11,019,614
98,595	Western Digital Corp.	14,809,955
	Total Technology Hardware, Storage & Peripherals	$34,650,018

	Trading Companies & Distributors — 3.1%
100,781	AerCap Holdings NV	$ 13,125,718
31,321	WESCO International, Inc.	8,128,739
	Total Trading Companies & Distributors	$21,254,457

	Total Common Stocks (Cost $542,611,055)	$673,374,803

The accompanying notes are an integral part of these financial statements.
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/255

Schedule of Investments  |  10/31/25 (continued)
Shares		Value

	SHORT TERM INVESTMENTS — 1.6% of Net Assets
	Open-End Fund — 1.6%
10,828,979(b)	Dreyfus Government Cash Management, Institutional Shares, 4.00%	$ 10,828,979
		$10,828,979

	TOTAL SHORT TERM INVESTMENTS (Cost $10,828,979)	$10,828,979

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.1% (Cost $553,440,034)	$684,203,782
	OTHER ASSETS AND LIABILITIES — (0.1)%	$(583,321)
	net assets — 100.0%	$683,620,461

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2025.
Purchases and sales of securities (excluding short-term investments and all derivative contracts except for options purchased) for the year ended October 31, 2025, aggregated $154,919,044 and $237,517,262, respectively.
At October 31, 2025, the net unrealized appreciation on investments based on cost for federal tax purposes of $554,594,458 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$163,849,790
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(34,240,466)
Net unrealized appreciation	$129,609,324
The accompanying notes are an integral part of these financial statements.
6Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of October 31, 2025 in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks	$673,374,803	$—	$—	$673,374,803
Open-End Fund	10,828,979	—	—	10,828,979
Total Investments in Securities	$684,203,782	$—	$—	$684,203,782
During the year ended October 31, 2025, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/257

Statement of Assets and Liabilities  |  10/31/25
ASSETS:
Investments in unaffiliated issuers, at value (cost $553,440,034)	$684,203,782
Receivables —
Fund shares sold	42,562
Dividends	219,744
Other assets	28,438
Total assets	$684,494,526
LIABILITIES:
Payables —
Fund shares repurchased	$273,289
Trustees’ fees	2,491
Transfer agent fees	93,484
Management fees	341,668
Administrative expenses	29,000
Distribution fees	74,368
Accrued expenses	59,765
Total liabilities	$874,065
NET ASSETS:
Paid-in capital	$510,293,371
Distributable earnings	173,327,090
Net assets	$683,620,461
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A* (based on $653,713,760/26,349,265 shares)	$24.81
Class C* (based on $4,982,756/426,447 shares)	$11.68
Class R6* (based on $2,306,430/92,735 shares)	$24.87
Class Y* (based on $22,617,515/802,547 shares)	$28.18
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $24.81 net asset value per share/100%-5.75% maximum sales charge)	$26.32

*	Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
8Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

Statement of Operations FOR THE YEAR ENDED 10/31/25
INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign taxes withheld $288)	$18,892,221
Total Investment Income		$18,892,221
EXPENSES:
Management fees
Basic fees	$4,797,737
Performance adjustment	50,098
Administrative expenses	303,662
Transfer agent fees
Class A*	304,425
Class C*	4,875
Class R6*	46
Class R*	5,451
Class Y*	25,003
Distribution fees
Class A*	1,666,074
Class C*	55,932
Class R*	10,874
Shareholder communications expense	112,501
Custodian fees	9,635
Registration fees	91,693
Professional fees	64,433
Printing expense	40,969
Officers’ and Trustees’ fees	29,248
Insurance expense	11,460
Miscellaneous	28,003
Total expenses		$7,612,119
Net investment income		$11,280,102
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$35,163,396
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(6,420,815)
Other assets and liabilities denominated in foreign currencies	72	$(6,420,743)
Net realized and unrealized gain (loss) on investments		$28,742,653
Net increase in net assets resulting from operations		$40,022,755

*	Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/259

Statements of Changes in Net Assets
	Year Ended 10/31/25	Year Ended 10/31/24
FROM OPERATIONS:
Net investment income (loss)	$11,280,102	$11,880,635
Net realized gain (loss) on investments	35,163,396	53,354,942
Change in net unrealized appreciation (depreciation) on investments	(6,420,743)	105,246,941
Net increase in net assets resulting from operations	$40,022,755	$170,482,518
DISTRIBUTIONS TO SHAREHOLDERS:
Class A* ($2.22 and $1.60 per share, respectively)	$(60,581,426)	$(45,204,373)
Class C* ($2.16 and $1.52 per share, respectively)	(1,021,736)	(800,866)
Class R6* ($2.30 and $1.67 per share, respectively)	(147,240)	(105,510)
Class R* ($2.11 and $1.51 per share, respectively)	(452,028)	(392,938)
Class Y* ($2.27 and $1.64 per share, respectively)	(1,937,451)	(1,635,530)
Total distributions to shareholders	$(64,139,881)	$(48,139,217)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$20,297,980	$17,945,294
Reinvestment of distributions	61,871,400	46,457,854
Cost of shares repurchased	(105,716,530)	(97,155,105)
Net decrease in net assets resulting from Fund share transactions	$(23,547,150)	$(32,751,957)
Net increase (decrease) in net assets	$(47,664,276)	$89,591,344
NET ASSETS:
Beginning of year	$731,284,737	$641,693,393
End of year	$683,620,461	$731,284,737

*	Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
10Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

	Year Ended 10/31/25 Shares	Year Ended 10/31/25 Amount	Year Ended 10/31/24 Shares	Year Ended 10/31/24 Amount
Class A*
Shares sold	583,928	$13,857,768	503,440	$11,777,466
Reinvestment of distributions	2,321,804	58,382,360	1,977,767	43,585,324
Less shares repurchased	(3,754,539)	(90,251,920)	(3,466,248)	(82,096,006)
Net decrease	(848,807)	$(18,011,792)	(985,041)	$(26,733,216)
Class C*
Shares sold	35,866	$407,304	31,436	$386,949
Reinvestment of distributions	84,743	1,021,736	69,604	800,866
Less shares repurchased	(164,049)	(1,848,486)	(161,122)	(2,011,189)
Net decrease	(43,440)	$(419,446)	(60,082)	$(823,374)
Class R6*
Shares sold	34,247	$829,855	28,126	$644,213
Reinvestment of distributions	5,664	142,425	4,622	102,489
Less shares repurchased	(12,398)	(303,012)	(25,135)	(607,993)
Net increase	27,513	$669,268	7,613	$138,709
Class R*
Shares sold	12,210	$288,831	25,541	$583,460
Reinvestment of distributions	18,627	451,809	18,518	392,795
Less shares repurchased	(244,500)	(5,509,857)	(89,984)	(2,039,749)
Net decrease	(213,663)	$(4,769,217)	(45,925)	$(1,063,494)
Class Y*
Shares sold	182,299	$4,914,222	171,337	$4,553,206
Reinvestment of distributions	65,775	1,873,070	63,677	1,576,380
Less shares repurchased	(287,215)	(7,803,255)	(392,204)	(10,400,168)
Net decrease	(39,141)	$(1,015,963)	(157,190)	$(4,270,582)

*	Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2511

Financial Highlights
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class A*
Net asset value, beginning of period	$25.52	$21.46	$24.45	$28.99	$20.39
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.39	$0.40	$0.36	$0.32	$0.17
Net realized and unrealized gain (loss) on investments	1.12	5.26	(0.61)	(1.11)	8.60
Net increase (decrease) from investment operations	$1.51	$5.66	$(0.25)	$(0.79)	$8.77
Distributions to shareholders:
Net investment income	$(0.36)	$(0.37)	$(0.34)	$(0.16)	$(0.17)
Net realized gain	(1.86)	(1.23)	(2.40)	(3.59)	—
Total distributions	$(2.22)	$(1.60)	$(2.74)	$(3.75)	$(0.17)
Net increase (decrease) in net asset value	$(0.71)	$4.06	$(2.99)	$(4.54)	$8.60
Net asset value, end of period	$24.81	$25.52	$21.46	$24.45	$28.99
Total return (b)	5.93%	27.66%	(1.62)%	(2.84)%	43.21%
Ratio of net expenses to average net assets	1.09%	1.17%	1.19%	1.10%	1.05%
Ratio of net investment income (loss) to average net assets	1.61%	1.66%	1.59%	1.27%	0.64%
Portfolio turnover rate	22%	33%	45%	67%	68%
Net assets, end of period (in thousands)	$653,714	$694,033	$604,899	$669,653	$744,113
*	Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
12Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class C*
Net asset value, beginning of period	$13.15	$11.80	$14.64	$18.93	$13.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.09	$0.10	$0.10	$0.07	$(0.04)
Net realized and unrealized gain (loss) on investments	0.60	2.77	(0.29)	(0.71)	5.64
Net increase (decrease) from investment operations	$0.69	$2.87	$(0.19)	$(0.64)	$5.60
Distributions to shareholders:
Net investment income	$(0.30)	$(0.29)	$(0.25)	$(0.06)	$(0.03)
Net realized gain	(1.86)	(1.23)	(2.40)	(3.59)	—
Total distributions	$(2.16)	$(1.52)	$(2.65)	$(3.65)	$(0.03)
Net increase (decrease) in net asset value	$(1.47)	$1.35	$(2.84)	$(4.29)	$5.57
Net asset value, end of period	$11.68	$13.15	$11.80	$14.64	$18.93
Total return (b)	5.07%	26.53%	(2.39)%	(3.69)%	41.99%
Ratio of net expenses to average net assets	1.91%	2.00%	2.03%	1.92%	1.94%
Ratio of net investment income (loss) to average net assets	0.80%	0.85%	0.78%	0.44%	(0.24)%
Portfolio turnover rate	22%	33%	45%	67%	68%
Net assets, end of period (in thousands)	$4,983	$6,181	$6,253	$8,587	$10,785
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
*	Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2513

Financial Highlights (continued)
	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class R6*
Net asset value, beginning of period	$25.58	$21.51	$24.50	$29.06	$20.43
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.45	$0.46	$0.43	$0.39	$0.26
Net realized and unrealized gain (loss) on investments	1.14	5.28	(0.61)	(1.11)	8.61
Net increase (decrease) from investment operations	$1.59	$5.74	$(0.18)	$(0.72)	$8.87
Distributions to shareholders:
Net investment income	$(0.44)	$(0.44)	$(0.41)	$(0.25)	$(0.24)
Net realized gain	(1.86)	(1.23)	(2.40)	(3.59)	—
Total distributions	$(2.30)	$(1.67)	$(2.81)	$(3.84)	$(0.24)
Net increase (decrease) in net asset value	$(0.71)	$4.07	$(2.99)	$(4.56)	$8.63
Net asset value, end of period	$24.87	$25.58	$21.51	$24.50	$29.06
Total return (b)	6.23%	28.02%	(1.30)%	(2.58)%	43.72%
Ratio of net expenses to average net assets	0.80%	0.88%	0.90%	0.81%	0.71%
Ratio of net investment income (loss) to average net assets	1.89%	1.95%	1.87%	1.55%	0.98%
Portfolio turnover rate	22%	33%	45%	67%	68%
Net assets, end of period (in thousands)	$2,306	$1,668	$1,239	$1,200	$832
*	Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
14Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

	Year Ended 10/31/25	Year Ended 10/31/24	Year Ended 10/31/23	Year Ended 10/31/22	Year Ended 10/31/21
Class Y*
Net asset value, beginning of period	$28.69	$23.94	$26.96	$31.58	$22.19
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.49	$0.50	$0.46	$0.40	$0.26
Net realized and unrealized gain (loss) on investments	1.27	5.89	(0.69)	(1.20)	9.35
Net increase (decrease) from investment operations	$1.76	$6.39	$(0.23)	$(0.80)	$9.61
Distributions to shareholders:
Net investment income	$(0.41)	$(0.41)	$(0.39)	$(0.23)	$(0.22)
Net realized gain	(1.86)	(1.23)	(2.40)	(3.59)	—
Total distributions	$(2.27)	$(1.64)	$(2.79)	$(3.82)	$(0.22)
Net increase (decrease) in net asset value	$(0.51)	$4.75	$(3.02)	$(4.62)	$9.39
Net asset value, end of period	$28.18	$28.69	$23.94	$26.96	$31.58
Total return (b)	6.14%	27.91%	(1.40)%	(2.64)%	43.58%
Ratio of net expenses to average net assets	0.89%	0.97%	0.98%	0.89%	0.79%
Ratio of net investment income (loss) to average net assets	1.82%	1.87%	1.79%	1.43%	0.89%
Portfolio turnover rate	22%	33%	45%	67%	68%
Net assets, end of period (in thousands)	$22,618	$24,149	$23,917	$24,324	$24,521
*	Pioneer Mid Cap Value Fund (the “Predecessor Fund”) reorganized with the Fund effective April 1, 2025 (the “Reorganization”), during the annual reporting period. The Predecessor Fund is the accounting survivor of the Reorganization. In the Reorganization, shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2515

Notes to Financial Statements  |  10/31/25
1. Organization and Signiﬁcant Accounting Policies
Victory Pioneer Mid Cap Value Fund (the “Fund”) is one of 26 portfolios comprising Victory Portfolios IV (the “Trust”), a Delaware statutory trust, and the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Fund is a diversified, open-end management investment company. The Fund, which commenced operations on April 1, 2025, is the successor to Pioneer Mid Cap Value Fund (the “Predecessor Fund”) and, accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund. The Predecessor Fund transferred all of the net assets of Class A, Class C, Class K, Class R and Class Y shares in exchange for the Fund’s Class A, Class C, Class R6, Class A and Class Y shares, respectively, on April 1, 2025 pursuant to an agreement and plan of reorganization (the “Reorganization”) which was approved by the shareholders of the Predecessor Fund on March 27, 2025. Accordingly, the Reorganization, which did not result in any federal income tax to the Predecessor Fund or its shareholders, had no effect on the Fund’s operations. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Fund offers four classes of shares designated as Class A, Class C, Class R6 and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Second Amended and Restated Trust Instrument of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollarweighted voting, a shareholder’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class R6 shares or Class Y shares.
Prior to April 1, 2025, Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., served as the Fund’s investment adviser
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(“Amundi US”). Effective April 1, 2025, Victory Capital Management Inc. (“Victory Capital” or the “Adviser”) serves as the Fund’s investment adviser. See Note 7. Prior to April 1, 2025, Amundi Distributor US, Inc., an affiliate of Amundi US, served as the Fund’s distributor. Effective April 1, 2025, Victory Capital Services, Inc. (the “Distributor”), an affiliate of the Adviser, serves as Distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust and receives no fee or other compensation for these services.
The Fund complies with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the Fund uses derivatives in only a limited manner (a “limited derivatives user”). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. The management committee of the Adviser acts as the Fund’s Chief Operations Decision Maker (CODM), which assesses performance and allocates resources with respect to the Fund. The Fund’s operations constitute a single operating segment and therefore, a single reportable segment, because the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM manages the business activities using information of the Fund as a whole, and assesses performance of the Fund. The financial information provided to and reviewed by the CODM is the same as that presented within the Fund’s financial statements.
On December 14, 2023, the Financial Accounting Standards Board (FASB) issued ASU 2023-09, which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. ASU 2023-09 applies to all entities that are subject to ASC 740, Income Taxes. The ASU is effective for annual periods beginning after December 15, 2024. Management is
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2517

currently evaluating the impact of ASU 2023-09 and does not believe it will have a material impact on the Fund’s financial statements.
The Fund is a series portfolio of a registered investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is converted into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities subject to oversight by the Board of Trustees.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such fund’s net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are
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not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity, tariffs, or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend date in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. As of October 31, 2025, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable,
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2519

would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareholders are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At October 31, 2025, the Fund reclassified $11,373 to increase distributable earnings and $11,373 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.
The tax character of distributions paid during the years ended October 31, 2025 and October 31, 2024, was as follows:
	2025	2024
Distributions paid from:
Ordinary income	$10,987,127	$11,401,019
Long-term capital gains	53,152,754	36,738,198
Total	$64,139,881	$48,139,217
20Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2025:
2025
Distributable earnings/(losses):
Undistributed ordinary income	$8,512,120
Undistributed long-term capital gains	35,205,646
Net unrealized appreciation	129,609,324
Total	$173,327,090
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on real estate investment trust (REIT) holdings.
D.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. Amundi Distributors US, Inc., the Predecessor Fund’s distributor, and the Distributor earned $14,969 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2025.
E.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to shares of the Fund, respectively (see Note 5). All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to shares can reflect different transfer agent and distribution expense rates.
F.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues,
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2521

inflation, changes in interest rates, armed conflict such as between Russia and Ukraine or in the Middle East, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Inflation and interest rates may increase. These circumstances could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.
Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. Following the commencement of the conflict in Ukraine, Russian securities lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, China enters into military conflict with Taiwan, the Philippines or another neighbor, or other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund
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more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Normally, the Fund invests at least 80% of its total assets in equity securities of mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, or poor economic or market conditions, including those experienced during a recession, have more limited product lines, operating histories, markets or capital resources, may be dependent upon a limited management group, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non- U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
In response to the military conflict in Ukraine commencing in 2022, the United States and other countries issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2523

of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders, which will result in taxable income to you. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the
24Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Investment Advisory Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Advisory Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. Prior to the Reorganization, Amundi Asset Management US, Inc. (“Amundi US”) served as the investment adviser of the Predecessor Fund. Under an investment management agreement with Amundi US, the Predecessor Fund paid management fees at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund’s Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser contractually limits any positive adjustment of the Fund’s management fee to 0.10% of the Fund’s average daily net assets on an annual basis (i.e., to a maximum management fee of 0.80% of average daily net assets after the performance adjustment). For the year ended October 31, 2025, the aggregate performance adjustment resulted in an increase of $50,098 to the basic fee. For the year ended October 31, 2025, the effective management fee was equivalent to 0.70% of the Fund’s average daily net assets.
Effective April 1, 2025, the Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, brokerage commissions) do not exceed 1.17%, 2.00%, 0.88% and 0.97% for Class A, Class C, Class R6 and Class Y shares, respectively. These expense
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2525

limitations are in effect through April 1, 2028. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to two years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees. Fees waived and expenses reimbursed during the year ended October 31, 2025 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Reflected on the Statement of Assets and Liabilities is $341,668 in management fees payable to the Adviser at October 31, 2025.
Effective April 1, 2025, Victory Capital also serves as the Fund’s administrator and fund accountant. Under the Administration and Fund Accounting Agreement, Victory Capital is paid an administration and servicing fee based on a percentage of the average daily net assets of the Fund. The tiered rates at which Victory Capital is paid by the Fund are shown in the table below:
Net Assets
Up to $15 billion	$15 billion to $30 billion	$30 billion to $85 billion	In excess of $85 billion
0.08%	0.05%	0.04%	0.03%
Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations in Administration expenses.
Bank of New York Mellon (“BNY”) acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between Victory Capital and BNY. Victory Capital pays BNY a fee for providing these services.
The Fund reimburses Victory Capital and BNY for out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Fund. Amounts incurred for the year ended October 31, 2025, are reflected on the Statement of Operations as Administration expenses.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer’s compensation for his services as the Fund’s chief compliance officer. The
26Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

Adviser pays the remaining portion of the chief compliance officer’s compensation. For the year ended October 31, 2025, the Fund and the Predecessor Fund paid $29,248 in Officers’ and Trustees’ compensation, which is reflected on the Statement of Operations as Officers’ and Trustees’ fees. At October 31, 2025, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees’ fees of $2,491 and a payable for administrative expenses of $29,000, which includes the payable for Officers’ compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s and the Predecessor Fund’s omnibus relationship contracts.
In addition, during the periods covered by the financial statements the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2025, such out-of-pocket expenses by class of shares were as follows:
Shareholder Communications:
Class A	$106,899
Class C	2,542
Class R6	446
Class R	555
Class Y	2,059
Total	$112,501
5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Predecessor Fund further paid the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Reflected
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2527

on the Statement of Assets and Liabilities is $74,368 in distribution fees payable to Victory Capital Services, Inc., the Distributor at October 31, 2025.
The Predecessor Fund also adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorized the Predecessor Fund to pay securities dealers, plan administrators or other service organizations that agreed to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans. In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 0.75% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R6 or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2025, CDSCs in the amount of $1,464 were paid to Amundi Distributor US, Inc, the Predecessor Fund’s distributor, or the Distributor.
6. Line of Credit Facility
During the periods covered by these financial statements, the Fund participated in a committed, unsecured revolving line of credit (“credit facility”). Borrowings were used solely for temporary or emergency purposes. Under the credit facility, the Fund was permitted to borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participated in a credit facility in the amount of $250 million. The commitment fee with respect to the credit facility was 0.20% of the daily unused portion of each lender’s commitment. For the year ended October 31, 2025, the Fund had no borrowings under the credit facility.
28Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

7. Reorganization
On April 1, 2025 (the “Closing Date”), the Predecessor Fund was reorganized with the Fund (the “Reorganization”). Under the terms of an Agreement and Plan of Reorganization, the Predecessor Fund transferred all of its assets and liabilities (other than certain securities that were subject to restriction on transfer) in exchange for shares of the Fund equal in value to those assets and liabilities. The Reorganization was structured so that the transfer of assets and liabilities did not result in federal tax liability to the Predecessor Fund or its shareholders. Shareholders holding Class A, Class C, Class K, Class R and Class Y shares of the Predecessor Fund received Class A, Class C, Class R6, Class A and Class Y shares of the Fund, respectively, in the Reorganization. The investment portfolio of the Predecessor Fund, with an aggregate value of $689,166,410 and an identified cost of $591,632,500 at April 1, 2025, was the principal asset acquired by the Fund. The Predecessor Fund was the accounting survivor of the Reorganization. Accordingly, the Predecessor Fund’s performance and financial history have become the performance and financial history of the Fund.
8. Subsequent Event
On September 30, 2025, the Board upon the recommendation of the Adviser, approved a change in the Fund's custodian, sub-administrator, sub-fund accountant, and transfer agent to be effective at the close of business on or about February 6, 2026 (the “Effective Date”). After the Effective Date, Citibank, N.A. will serve as the custodian of the Fund, Citi Fund Services Ohio, Inc. will serve as sub-administrator and sub-fund accountant of the Fund and FIS Investor Services LLC will serve as transfer agent of the Fund.
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2529

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Victory Portfolios IV and the Shareholders of Victory Pioneer Mid Cap Value Fund (formerly Pioneer Mid Cap Value Fund):

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Victory Pioneer Mid Cap Value Fund (formerly Pioneer Mid Cap Value Fund) (the “Fund”) (one of the funds constituting Victory Portfolios IV), including the schedule of investments, as of October 31, 2025, the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended October 31, 2023, 2022, and 2021 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 22, 2023.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial
30Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 19, 2025
We have served as the auditor of one or more of the Pioneer investment companies since 2024.
Victory Pioneer Mid Cap Value Fund | Annual | 10/31/2531

Additional Information (unaudited)
For the year ended October 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
The Fund designated $53,152,754 as long-term capital gains distributions during the year ended October 31, 2025. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.00%.
Results of Special  Shareholder Meeting
A Special Shareholder Meeting of Pioneer Mid Cap Value Fund was held on March 27, 2025 to approve an Agreement and Plan of Reorganization pursuant to which Pioneer Mid Cap Value Fund reorganized into Victory Pioneer Mid Cap Value Fund.
The voting results were as follows:
Fund	Total Votes	Votes For	Votes Against	Votes Abstained
Pioneer Mid Cap Value Fund	18,015,223	14,686,235	1,181,553	2,147,435
32Victory Pioneer Mid Cap Value Fund | Annual | 10/31/25

How to Contact Victory Capital
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
Visit our web site: vcm.com
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://sec.gov.

Victory Capital Management, Inc.
60 State Street
Boston, MA 02109
vcm.com
Securities offered through Victory Capital Services, Inc.
60 State Street, Boston, MA 02109
Underwriter of Victory Funds, Member SIPC
© 2025 Victory Capital Management, Inc. 19443-AFR-1225

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

N/A

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Proxy disclosures, if any, are included as part of the Financial Statements filed under Item 7 of this Form

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

Each Board Member also serves as a Board Member of other Funds in the Pioneer Family of Funds complex. Annual retainer fees and attendance fees are allocated to each Fund based on net assets. Trustees’ fees paid by the Fund are within Item 7. Statement of Operations as Trustees’ fees and expenses.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESMENT ADVISORY CONTRACT. (Unaudited)

N/A

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. (Unaudited)

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A .

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

N/A

ITEM 19. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Not applicable.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Victory Portfolios IV

By (Signature and Title)* /s/ Thomas Dusenberry
Thomas Dusenberry, President and Principal Executive Officer

Date January 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Thomas Dusenberry
Thomas Dusenberry, President and Principal Executive Officer

Date January 6, 2026

By (Signature and Title)* /s/ Carol D. Trevino
Carol D. Trevino, Treasurer and Principal Financial Officer

Date January 6, 2026

*	Print the name and title of each signing officer under his or her signature.